Execution Version ACTIVE 689552132v4 -1- CONSENT AND AMENDMENT This CONSENT AND AMENDMENT (this “Consent”) is made and entered into as of August 18, 2023 (the “Effective Date”), by and among KWS Solar Term Parent 1, LLC, a Delaware limited liability company (“KWS 1”), KWS Solar Term Parent 2, LLC, a Delaware limited liability company (“KWS 2”), KWS Solar Term Parent 3, LLC, a Delaware limited liability company (“KWS 3”), and Spruce Power 3 Holdco, LLC, a Delaware limited liability company (“SP3”, together with KWS 1, KWS 2 and KWS 3, the “Co-Borrowers”), KeyBank National Association (the “Administrative Agent”) and the undersigned Lenders. Capitalized terms used but not otherwise defined within the body of this Consent shall have the meanings given to them in the Credit Agreement (defined below). WHEREAS, the Co-Borrowers, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of March 19, 2021, as amended by that certain Omnibus Amendment and Accession, dated as of April 8, 2022 (the “Credit Agreement”); WHEREAS, the Boardwalk Borrower is party to the Boardwalk Credit Agreement, dated as of July 12, 2022, among the Boardwalk Borrower, Silicon Valley Bank, and the lenders party thereto, and in consultation with and with agreement from relevant Affiliates, desires to amend and restate the Boardwalk Credit Agreement pursuant to a proposed Second Amended and Restated Credit Agreement, dated as of the Effective Date (the “Second A&R Boardwalk Credit Agreement”), and the Boardwalk Borrower is a “Subsidiary” of the Co-Borrowers under the Credit Agreement; WHEREAS, among other things, Section 6.18 of the Credit Agreement provides that the Co-Borrowers shall not agree, and shall ensure that no Subsidiary agrees, to any amendment, restatement, supplement, waiver or modification to the Other Loan Documents which increases the principal amount of the loans and commitments under the Other Loan Documents or otherwise changes the debt sizing parameters; WHEREAS, in connection with and concurrent with the Second A&R Boardwalk Credit Agreement, Boardwalk Borrower will acquire all of the membership interests of Tredegar Solar Fund I LLC (“Tredegar Solar I”) from Dominion Alternative Energy Holdings, Inc., pursuant to that certain Membership Interest Sale and Purchase Agreement, dated as of the Effective Date (“Tredegar Solar Acquisition”); WHEREAS, upon the Tredegar Solar Acquisition, the Boardwalk Borrower will acquire all Assets of Tredegar Solar I, pursuant to an Assignment Agreement and Bill of Sale (“Tredegar Asset Transfer”), and upon the Tredegar Asset Transfer, dissolve Tredegar Solar I (“Tredegar Dissolution”); WHEREAS, upon the Tredegar Solar Acquisition, Initial Co-Borrowers intend to amend and restate the ESE MSA (Initial Co-Borrowers) by executing the Seventh Amended and Restated Maintenance Services Agreement (“MSA Amendment and Restatement”);

-2- ACTIVE 689552132v4 WHEREAS, among other things, Section 6.16 of the Credit Agreement provides that the Co-Borrowers shall not, nor shall it permit its Subsidiaries to enter into Affiliate Transactions, unless the Affiliate Transaction is (a) upon terms and conditions that are intrinsically fair, commercially reasonable and on terms no less favorable to such Relevant Party than those that would be available on an arms-length basis with an unrelated Person or (b) a Permitted Affiliate REC Contract or a REC Purchase Agreement; WHEREAS, among other things, Section 6.03 of the Credit Agreement provides that the Co-Borrowers shall not, nor shall it permit its Subsidiaries to liquidate, wind-up, or dissolve any Subsidiary; WHEREAS, Section 11.01(b) of the Credit Agreement provides that no waiver of any provision of the Credit Agreement, and no consent to any departure by the Co-Borrowers therefrom, shall be effective unless in writing and either (i) signed by the Required Lenders and the Co-Borrowers, as the case may be, and acknowledged by the Administrative Agent or (ii) approved by the Administrative Agent (acting on the instructions of the Required Lenders) and the Co-Borrowers; WHEREAS, the Second A&R Boardwalk Credit Agreement would constitute or result in the Boardwalk Borrower agreeing to an amendment to increase the principal amount of the loans and commitments under the Other Loan Documents under Section 6.18 of the Credit Agreement, the Tredegar Asset Transfer would constitute or result in an Affiliate Transaction under Section 6.16 of the Credit Agreement, and the Tredegar Dissolution would constitute a dissolution under 6.03 of the Credit Agreement, and as a result, the Co-Borrowers request that the Administrative Agent and the Required Lenders acknowledge and consent to the Second A&R Boardwalk Credit Agreement, Tredegar Asset Transfer, and Tredegar Dissolution. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: 1. Consent. The Lenders and Administrative Agent hereby acknowledge and consent to the Second A&R Boardwalk Credit Agreement, Tredegar Asset Transfer, Tredegar Dissolution and the MSA Amendment and Restatement. 2. Amendments. The Credit Agreement is hereby amended as follows: a. The Fifth Recital is hereby deleted in its entirety and replaced with the following: WHEREAS, the Boardwalk Borrower is party to that certain Second Amended and Restated Credit Agreement, dated as of August 18, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Boardwalk Credit Agreement”), among the Boardwalk Borrower, Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as Administrative Agent, Issuing Bank, Sole Bookrunner and Sole Lead Arranger, and the lenders from time to time party thereto.

-3- ACTIVE 689552132v4 b. Section 1.01 (Definitions) is hereby amended by deleting the following definitions: i. “Ampere IV Model” shall mean the financial equity base case model agreed and accepted by Ampere Holdco IV and Firstar in respect of Firstar’s tax equity investment in Ampere Owner IV. ii. “Ampere Holdco I” shall mean Ampere Solar Manager I, LLC, a Delaware limited liability company. iii. “CT Investor” shall mean CT Solar Fund 1, LLC, a Delaware limited liability company. iv. “Customer Arrays” shall mean Level Solar Customer Arrays LLC, a Delaware limited liability company. v. “Firstar” shall mean Firstar Development, LLC. vi. “Fund 11 Model” shall mean the financial equity base case model agreed and accepted by Fund 11 Opco and Firstar in respect of Firstar’s tax equity investment in Fund 11 Opco. vii. “Fund 11 Opco” shall mean RPV Fund 11 LLC, a Delaware limited liability company. viii. “Fund 12 Opco” shall mean RPV Fund 12 LLC, a Delaware limited liability company. ix. “Fund 13 Model” shall mean the financial equity base case model agreed and accepted by Fund 13 Opco and Firstar in respect of Firstar’s tax equity investment in Fund 13 Opco. x. “Fund 13 Opco” shall mean RPV Fund 13 LLC, a Delaware limited liability company. xi. “Fund I Holdco” shall mean Level Solar Holdings I LLC, a Delaware limited liability company. xii. “Fund I Opco” shall mean Level Solar Fund I LLC, a Delaware limited liability company. xiii. “Fund II Opco” shall mean Level Solar Fund II LLC, a Delaware limited liability company. xiv. “Fund III Holdco” shall mean Level Solar Holdings III LLC, a Delaware limited liability company.

-4- ACTIVE 689552132v4 xv. “Fund III Model” shall mean the financial equity base case model agreed and accepted by Fund III Opco and Firstar in respect of Firstar’s tax equity investment in Fund III Opco. xvi. “Fund III Opco” shall mean Level Solar Fund III LLC, a Delaware limited liability company. c. Section 1.01 (Definitions) is hereby further amended by deleting each of the definitions set forth below and replacing them in their entirety and replaced with the following: i. “Boardwalk Eligible REC Contract” shall mean each of the following agreements: 1) REC Purchase and Sale Agreement, by and between NRG Residential Solar Solutions LLC and RPV Fund 11, LLC, dated April 9, 2015 and as supplemented by Confirmations dated January 22, 2016, February 18, 2016, March 17, 2016 and April 22, 2016, and as assigned to Spruce Power 2, LLC pursuant to that certain Assignment Agreement and Bill of Sale, dated as of November 4, 2022. 2) Master REC Purchase and Sale Agreement, by and between NRG Residential Solar Solutions LLC and RPV Fund 13, LLC, dated April 30, 2015 and as supplemented by Confirmations dated December 15, 2015, February 4, 2016, March 17, 2016, April 5, 2016, April 26, 2016, May 18, 2016, July 18, 2016, August 22, 2016, September 21, 2016, October 26, 2016 and December 6, 2016, and as assigned to Spruce Power 2, LLC pursuant to that certain Assignment Agreement and Bill of Sale, dated as of November 4, 2022. 3) Master REC Purchase and Sale Agreement, by and between NRG Residential Solar Solutions LLC and RPV Fund 12, LLC, dated February 18, 2016 and as supplemented by Confirmation dated March 10, 2016, and as assigned to Spruce Power 2, LLC pursuant to that certain Assignment Agreement and Bill of Sale, dated as of November 4, 2022. ii. “ESE MSA (Initial Co-Borrowers)” shall mean the Seventh Amended and Restated Maintenance Services Agreement, dated as of August 18, 2023, and effective as of July 1, 2023, between ESE and Co-Borrower 1, Co- Borrower 2 and Co-Borrower 3. iii. “Holdco” shall mean each of: (a) Volta Holdco II; (b) Ampere Holdco IV; (c) ORE F4 HoldCo, LLC, a Delaware limited liability company; (d) ORE F5A HoldCo, LLC, a Delaware limited liability company; (e) ORE F6 HoldCo, LLC, a Delaware limited liability company; (f) Co-Borrower 4 Sub; and (g) Fund IV Holdco.

-5- ACTIVE 689552132v4 iv. “Holding Company” shall mean Volta Manager Holding II, LLC, a Delaware limited liability company. v. “Opco” shall mean each of: (a) SVB Borrower; (b) Ampere Owner I; (c) Ampere Owner IV; (d) Volta Solar Owner II; (e) Spruce PV-OBS Systems, LLC, a Delaware limited liability company; (f) Kilowatt OBS Owner I, LLC, a Delaware limited liability company; (g) Sungevity Greenwich Lessor, LLC, a Delaware limited liability company; (h) SunServe Residential Solar I, LLC, a Delaware limited liability company; (i) ORE F4 ProjectCo, LLC, a Delaware limited liability company; (j) ORE F5A ProjectCo, LLC, a Delaware limited liability company; (k) ORE F6 ProjectCo, LLC, a Delaware limited liability company; (l) Co-Borrower 4 Sub; and (m) Fund IV Opco. vi. “Tax Equity Member” shall mean, with respect to any Tax equity Opco, a member of such Tax Equity Opco other than a Holdco. vii. “Tax Equity Opco Model” shall mean the Volta II Model and the Fund IV Model. d. Schedule 4.03(i) (Organizational Structure) is hereby deleted in its entirety and replaced with a new Schedule 4.03(i), attached hereto as Exhibit 1. e. Schedule 4.25(d) (Wholly-Owned Documents) is hereby amended by adding each document listed on Exhibit 2. 3. Conditions Precedent to the Effectiveness of this Consent. The effectiveness of this Consent is subject to the satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of the Required Lenders): a. The Administrative Agent’s receipt of a copy of this Consent, duly executed by each Co-Borrower, the Administrative Agent and Lenders comprising Required Lenders; b. The Administrative Agent’s receipt of all Portfolio Documents of Spruce Power 2, LLC with respect to the Tredegar Asset Transfer; c. The Administrative Agent’s receipt of an executed copy of the Second A&R Boardwalk Credit Agreement in the form attached hereto as Exhibit 3, duly executed by the parties thereto and each of the conditions to the “Effectiveness Date” pursuant to Section 8.01 thereof has been satisfied; d. The Administrative Agent’s receipt of an executed copy of the Seventh Amended and Restated Maintenance Services Agreement, in the form attached hereto as Exhibit 4, duly executed by ESE and the Co-Borrowers; and

-6- ACTIVE 689552132v4 e. The payment of all of the Required Lenders’ reasonable fees, costs and expenses, including legal fees incurred in connection with this Consent. If the above conditions are not satisfied on or prior to August 31, 2023, this Consent shall automatically terminate. 4. Co-Borrower Representations and Warranties. Each Co-Borrower hereby represents and warrants to the Administrative Agent and the Required Lenders that: a. the execution, delivery and performance by such Relevant Party of this Agreement and all other actions required to effect the Second A&R Boardwalk Credit Agreement: i. have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Relevant Party; ii. do not and will not (A) conflict with or result in a violation or breach of the terms of its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be, any provision of material Law applicable to it or any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties, (B) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material Properties, or (C) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents); and iii. do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates or HPS and its affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect; b. the representations and warranties in Article IV of the Credit Agreement, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations and warranties specifically refer to an earlier date (in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and c. immediately prior to and after the consummation of the Second A&R Boardwalk Credit Agreement no Default or Event of Default shall have occurred and be continuing.

-7- ACTIVE 689552132v4 5. Credit Agreement. Except as expressly modified hereby, the Credit Agreement and each other Transaction Document remains unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Credit Agreement or any other Transaction Document or constitute a waiver of any provision of the Credit Agreement or any other Transaction Document. 6. Governing Law. The laws of the state of New York shall govern all matters arising out of, in connection with or relating to this Consent, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). 7. Severability. If any provision of this Consent is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Consent shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 8. Headings. The headings of the several sections and subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent. 9. Lender and Agent Authorization. The Lenders hereby authorize and direct the Administrative Agent to execute and deliver this Agreement. 10. Counterparts; Facsimile Signatures. This Consent may be executed or consented to in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Consent may be executed and delivered by facsimile or electronically and, upon such delivery, the facsimile or electronically transmitted signature will be deemed to have the same effect as if the original signature had been delivered to the other party. [Signatures on Following Page]

[Signature Page to Consent] IN WITNESS WHEREOF, the parties hereto have caused this Consent to be signed by their duly authorized officers as of the date first written above. CO-BORROWERS: KWS SOLAR TERM PARENT 1 LLC By: KWS SOLAR TERM PARENT 2 LLC By: KWS SOLAR TERM PARENT 3 LLC By: SPRUCE POWER 3 HOLDCO, LLC By:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent By: Name: Renee M. Bonnell Title: Senior Vice President [Signature Page to Consent]

[Signature Page to Consent] SEQUOIA IDF ASSET HOLDINGS S.A., as Lender By: Name: Dolf Kohnhorst Title: Partner

Exhibit 1
Schedule 4.03(i) (Organizational Structure)

Entity Name	Jurisdiction	Registered Owner	Percentage of Ownership
Spruce Holding Company 1 LLC	Delaware	SF Solar Blocker 1 LLC	100%
Spruce Holding Company 2 LLC	Delaware	SF Solar Blocker 2 LLC	100%
Spruce Holding Company 3 LLC	Delaware	Safety National Casualty Corporation Reliance Standard Life Insurance Company Lincoln Investment Solutions, Inc. NDT Senior Loan Fund, L.P. SF Solar Blocker 3 LLC	8.598% 8.598% 9.002% 9.590% 64.212%
KWS Solar Term Parent 1 LLC	Delaware	Spruce Holding Company 1 LLC	100%
KWS Solar Term Parent 2 LLC	Delaware	Spruce Holding Company 2 LLC	100%
KWS Solar Term Parent 3 LLC	Delaware	Spruce Holding Company 3 LLC	100%
Spruce Power 3 Holdco, LLC	Delaware	Spruce Holding Company 1 LLC Spruce Holding Company 2 LLC Spruce Holding Company 3 LLC	Spruce Holding Company 1 – 49.010% Spruce Holding Company 2 – 31.051% Spruce Holding Company 3 – 19.939%
KWS Solar Term Borrower 1 LLC	Delaware	KWS Solar Term Parent 1 LLC	100%
KWS Solar Term Borrower 2 LLC	Delaware	KWS Solar Term Parent 2 LLC	100%
KWS Solar Term Borrower 3 LLC	Delaware	KWS Solar Term Parent 3 LLC	100%
Spruce Power 3, LLC	Delaware	Spruce Power 3 Holdco, LLC	100%
Ampere Solar Manager IV, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	100%

ACTIVE 689552132v4

Entity Name	Jurisdiction	Registered Owner	Percentage of Ownership
Ampere Solar Owner I, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	100%
Ampere Solar Owner IV, LLC	Delaware	Ampere Solar Manager IV, LLC Firstar Development, LLC	100% of Class B Interests 100% of Class A Interests
Kilowatt OBS Owner I, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	100%
Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	Delaware	KWS Solar Term Borrower 1 LLC KWS Solar Term Borrower 2 LLC KWS Solar Term Borrower 3 LLC	49.010% 31.051% 19.939%
ORE F4 HoldCo, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC) One Solar Roof LLC	100% of Class B Membership Interests 100% of Class A Membership Interests
ORE F4 ProjectCo, LLC	Delaware	ORE F4 HoldCo, LLC	100%
ORE F5A HoldCo, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC) SunNINE LLC	100% of Class B Units 100% of Class A Units
ORE F5A ProjectCo, LLC	Delaware	ORE F5A HoldCo, LLC	100%
ORE F6 HoldCo, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC) Sky Blue Solar Holdings, LLC	100% of Class B Membership Interests 100% of Class A Membership Interests
ORE F6 ProjectCo, LLC	Delaware	ORE F6 HoldCo, LLC	100%
Spruce Manager Holding 2 NYGB, LLC	Delaware	Spruce MH Owner 2 NYGB, LLC	100%
Spruce MH Owner 2 NYGB, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	100%

ACTIVE 689552132v4

Entity Name	Jurisdiction	Registered Owner	Percentage of Ownership
Spruce NYGB Borrower, LLC	Delaware	Spruce NYGB Pledgor, LLC	100%
Spruce NYGB Pledgor, LLC	Delaware	KWS Solar Term Borrower 1 LLC KWS Solar Term Borrower 2 LLC KWS Solar Term Borrower 3 LLC	49.010% 31.051% 19.939%
Spruce PV-OBS Systems, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	100%
Sungevity Greenwich Lessor, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	100%
SunServe Residential Solar I, LLC	Delaware	Morgan Stanley Renewables Inc. – Class A membership interests Terraform Resi Solar Manager, LLC -Class B membership interests	100% 100%
Volta Manager Holding II, LLC	Delaware	Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC)	100%
Volta Solar Manager II, LLC	Delaware	Volta Manager Holding II, LLC	100%
Volta Solar Owner II, LLC	Delaware	Volta Solar Manager II, LLC Citicorp North America, Inc.	100% of Class B Interests 100% of Class A Interests
Spruce Power 2, LLC	Delaware	KWS Solar Term Parent 1 LLC KWS Solar Term Parent 2 LLC KWS Solar Term Parent 3 LLC	49.010% 31.051% 19.939%
Spruce Market, LLC	Delaware	Spruce Capital & Trading, LLC	100%
Spruce Capital & Trading, LLC	Delaware	Spruce Holding Company 1 LLC Spruce Holding Company 2 LLC Spruce Holding Company 3 LLC	49.010% 31.051% 19.939%

ACTIVE 689552132v4

ACTIVE 689552132v4 Entity Name Jurisdiction Registered Owner Percentage of Ownership Level Solar Fund IV LLC Delaware CT Solar Fund LLC 50% of the Class A Membership Interests Firstar Development, LLC 50% of the Class A Membership Interests Level Solar Holdings IV LLC 100% of the Class B Membership Interests

ACTIVE 689552132v4 Exhibit 2 Additions to Schedule 4.25(d) (Wholly-Owned Documents) 1. Amended and Restated Operating Agreement of Level Solar Fund III LLC, dated as of October 1, 2015, by and between Firstar Development, LLC, Level Solar Holdings III LLC, and NuMaMe, LLC, as amended by that First Amendment to Amended and Restated Operating Agreement of Level Solar Fund III LLC, dated as of October 2, 2017, as amended by that Second Amended and Restated Operating Agreement of Level Solar Fund III LLC, dated as of April 27, 2018, and as amended by that certain Consent Agreement and Third Amendment, dated as of July 12, 2022. 2. Amended and Restated Operating Agreement of Level Solar Fund IV LLC, dated as of December 16, 2016, by and between Firstar Development, LLC, Level Solar Holdings IV LLC, CT Solar Fund I, LLC, and NuMaMe, LLC, as amended by that First Amendment to Amended and Restated Operating Agreement of Level Solar Fund IV LLC, dated as of October 2, 2017, as amended by that Second Amended and Restated Operating Agreement of Level Solar Fund IV LLC, dated as of April 27, 2018, as amended by that certain Consent Agreement and Third Amendment, dated as of July 12, 2022, and as amended by that certain Fourth Amendment to Amended and Restarted Operating Agreement, dated as of January 26, 2023. 3. Development, EPC and Purchase Agreement, dated October 1, 2015, by and between Level Solar Inc. and Level Solar Fund III LLC. 4. Development, EPC and Purchase Agreement, dated December 16, 2016, by and between Level Solar Inc. and Level Solar Fund IV LLC. 5. Maintenance Services Agreement, dated as of July 12, 2022, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, and Level Solar Fund III LLC. 6. Maintenance Services Agreement, dated as of July 12, 2022, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, and Level Solar Fund IV LLC.

ACTIVE 689552132v4 Exhibit 3 Second A&R Boardwalk Credit Agreement [See Attached]

Execution Version SECOND AMENDED AND RESTATED CREDIT AGREEMENT among SPRUCE POWER 2, LLC, as Borrower, SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company as Administrative Agent, SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company as Issuing Bank, and The Lenders From Time to Time Party Hereto dated as of August 18, 2023 SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company as Sole Lead Arranger and Sole Bookrunner

ii TABLE OF CONTENTS ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE ................................ 2 SECTION 1.01 Definitions............................................................................................ 2 SECTION 1.02 Rules of Construction ........................................................................ 51 SECTION 1.03 Time of Day ....................................................................................... 51 SECTION 1.04 Class of Loan ..................................................................................... 52 SECTION 1.05 Subsidiary Actions ............................................................................. 52 SECTION 1.06 Rates ................................................................................................... 52 ARTICLE II. THE LOANS ......................................................................................................... 52 SECTION 2.01 The Term Loans ................................................................................. 52 SECTION 2.02 Letters of Credit. ................................................................................ 54 SECTION 2.03 Computation of Interest and Fees; Conforming Changes .................. 60 SECTION 2.04 Evidence of Debt................................................................................ 60 ARTICLE III. ALLOCATION OF COLLECTIONS; PAYMENTS TO LENDERS ................ 61 SECTION 3.01 Payments. ........................................................................................... 61 SECTION 3.02 Optional Prepayments ........................................................................ 61 SECTION 3.03 Mandatory Principal Payments .......................................................... 62 SECTION 3.04 Application of Prepayments ............................................................... 63 SECTION 3.05 Payments of Interest and Principal. ................................................... 64 SECTION 3.06 Fees. ................................................................................................... 65 SECTION 3.07 Expenses, etc. ..................................................................................... 65 SECTION 3.08 Indemnification. ................................................................................. 67 SECTION 3.09 Taxes. ................................................................................................. 69 SECTION 3.10 Mitigation Obligations; Replacement of Lenders. ............................. 74 SECTION 3.11 Change of Circumstances. ................................................................. 76 ARTICLE IV. REPRESENTATIONS AND WARRANTIES ................................................... 80 SECTION 4.01 Organization, Powers, Capitalization, Good Standing, Business. ............................................................................................ 80 SECTION 4.02 Authorization of Borrowing, Acquisition etc. ................................... 81 SECTION 4.03 Title to Membership Interests. ........................................................... 82 SECTION 4.04 Governmental Authorization; Compliance with Laws. ..................... 82 SECTION 4.05 Solvency ............................................................................................. 83

iii SECTION 4.06 Use of Proceeds and Margin Security; Governmental Regulation. ......................................................................................... 83 SECTION 4.07 Defaults; No Material Adverse Effect. .............................................. 84 SECTION 4.08 Financial Statements; Books and Records. ........................................ 84 SECTION 4.09 Indebtedness ....................................................................................... 84 SECTION 4.10 Litigation; Adverse Facts ................................................................... 85 SECTION 4.11 Taxes and Tax Status ......................................................................... 85 SECTION 4.12 Performance of Agreements .............................................................. 86 SECTION 4.13 Employee Benefit Plans ..................................................................... 86 SECTION 4.14 Insurance ............................................................................................ 87 SECTION 4.15 Investments ........................................................................................ 87 SECTION 4.16 Environmental Matters....................................................................... 87 SECTION 4.17 Project Permits ................................................................................... 87 SECTION 4.18 Representations Under Other Loan Documents ................................ 87 SECTION 4.19 Broker’s Fee ....................................................................................... 87 SECTION 4.20 Sanctions; Anti-Money Laundering and Anti-Corruption ................. 87 SECTION 4.21 Property Rights .................................................................................. 88 SECTION 4.22 Portfolio Documents and Eligible Projects. ....................................... 89 SECTION 4.23 Security Interests. ............................................................................... 91 SECTION 4.24 Intellectual Property ........................................................................... 92 SECTION 4.25 Full Disclosure. .................................................................................. 92 SECTION 4.26 Acquisition Documents ...................................................................... 93 SECTION 4.27 Iran Divestment Act ........................................................................... 93 ARTICLE V. AFFIRMATIVE COVENANTS ........................................................................... 93 SECTION 5.01 Financial Statements and Other Reports. ........................................... 93 SECTION 5.02 Notice of Events of Default ............................................................... 99 SECTION 5.03 Maintenance of Books and Records .................................................. 99 SECTION 5.04 Litigation ............................................................................................ 99 SECTION 5.05 Existence; Qualification ..................................................................... 99 SECTION 5.06 Taxes ................................................................................................ 100 SECTION 5.07 Operation and Maintenance ............................................................. 100 SECTION 5.08 Preservation of Rights; Maintenance of Projects; Warranty Claims; Security. .............................................................................. 100

iv SECTION 5.09 Compliance with Laws; Environmental Laws ................................. 102 SECTION 5.10 Energy Regulatory Laws.................................................................. 102 SECTION 5.11 Interest Rate Hedging ...................................................................... 103 SECTION 5.12 Payment of Claims. .......................................................................... 103 SECTION 5.13 Maintenance of Insurance. ............................................................... 103 SECTION 5.14 Inspection. ........................................................................................ 109 SECTION 5.15 Cooperation ...................................................................................... 110 SECTION 5.16 Collateral Accounts; Collections. .................................................... 110 SECTION 5.17 Performance of Agreements ............................................................ 110 SECTION 5.18 Customer Agreements, PBI Payments. ............................................ 111 SECTION 5.19 [Reserved] ........................................................................................ 111 SECTION 5.20 Use of Proceeds and Margin Security; Governmental Regulation ........................................................................................ 111 SECTION 5.21 Project Expenditures ........................................................................ 112 SECTION 5.22 Tax Equity Opco Matters. ................................................................ 112 SECTION 5.23 Recapture ......................................................................................... 112 SECTION 5.24 Backup Servicer Agreement; Termination of Servicer .................... 112 SECTION 5.25 Deposits to Collections Account. ..................................................... 113 SECTION 5.26 Prepaid Customer Agreements ........................................................ 114 SECTION 5.27 Audits and Investigations ................................................................. 114 SECTION 5.28 Tredegar Solar Acquisition Post-Closing Covenants. ..................... 115 ARTICLE VI. NEGATIVE COVENANTS .............................................................................. 115 SECTION 6.01 Indebtedness ..................................................................................... 115 SECTION 6.02 No Liens ........................................................................................... 116 SECTION 6.03 Restriction on Fundamental Changes .............................................. 116 SECTION 6.04 Bankruptcy, Receivers, Similar Matters .......................................... 116 SECTION 6.05 ERISA. ............................................................................................. 117 SECTION 6.06 Restricted Payments ......................................................................... 117 SECTION 6.07 Limitation on Investments ............................................................... 118 SECTION 6.08 Sanctions and Anti-Corruption ........................................................ 118 SECTION 6.09 No Other Business; Leases .............................................................. 118 SECTION 6.10 Portfolio Documents. ....................................................................... 119 SECTION 6.11 Taxes ................................................................................................ 120

v SECTION 6.12 Expenditures; Collateral Accounts; Structural Changes. ................. 120 SECTION 6.13 REC Contracts ................................................................................. 121 SECTION 6.14 Speculative Transactions ................................................................. 121 SECTION 6.15 Voting on Major Decisions .............................................................. 121 SECTION 6.16 Transactions with Affiliates ............................................................. 121 SECTION 6.17 Limitation on Restricted Payments .................................................. 121 ARTICLE VII. SEPARATENESS ............................................................................................ 122 SECTION 7.01 Separateness ..................................................................................... 122 ARTICLE VIII. CONDITIONS PRECEDENT ........................................................................ 124 SECTION 8.01 Conditions to Effectiveness Date and Borrowing of Additional Term Loans ...................................................................................... 124 SECTION 8.02 [Reserved]. ....................................................................................... 130 SECTION 8.03 Conditions of Letter of Credit Issuance ........................................... 130 ARTICLE IX. EVENTS OF DEFAULT; REMEDIES ............................................................. 130 SECTION 9.01 Events of Default ............................................................................. 130 SECTION 9.02 Acceleration and Remedies .............................................................. 133 SECTION 9.03 Cure Rights ...................................................................................... 135 ARTICLE X. ADMINISTRATIVE AGENT ............................................................................ 135 SECTION 10.01 Appointment and Authority ............................................................. 135 SECTION 10.02 Rights as a Lender ............................................................................ 135 SECTION 10.03 Exculpatory Provisions .................................................................... 136 SECTION 10.04 Reliance by Administrative Agent ................................................... 136 SECTION 10.05 Delegation of Duties ........................................................................ 137 SECTION 10.06 Resignation of Administrative Agent. ............................................. 137 SECTION 10.07 Non-Reliance on Administrative Agent and Other Lenders ............ 138 SECTION 10.08 Administrative Agent May File Proofs of Claim ............................. 138 SECTION 10.09 Appointment of Collateral Agent and Depository Agent ................ 139 SECTION 10.10 Arranger ........................................................................................... 139 SECTION 10.11 Authorization ................................................................................... 139 SECTION 10.12 Erroneous Payments......................................................................... 139 ARTICLE XI. MISCELLANEOUS .......................................................................................... 142 SECTION 11.01 Waivers; Amendments. .................................................................... 142 SECTION 11.02 Notices; Copies of Notices and Other Information.......................... 144

vi SECTION 11.03 No Waiver; Cumulative Remedies .................................................. 145 SECTION 11.04 Effect of Headings and Table of Contents ....................................... 145 SECTION 11.05 Successors and Assigns.................................................................... 145 SECTION 11.06 Severability ...................................................................................... 150 SECTION 11.07 Benefits of Agreement ..................................................................... 150 SECTION 11.08 Governing Law. ............................................................................... 150 SECTION 11.09 WAIVER OF JURY TRIAL ............................................................ 151 SECTION 11.10 Counterparts; Integration; Effectiveness; Electronic Signatures ..... 151 SECTION 11.11 Confidentiality. ................................................................................ 152 SECTION 11.12 USA PATRIOT ACT ....................................................................... 154 SECTION 11.13 Corporate Obligation ....................................................................... 154 SECTION 11.14 Non-Recourse .................................................................................. 155 SECTION 11.15 Administrative Agent’s Duties and Obligations Limited ................ 155 SECTION 11.16 Entire Agreement ............................................................................. 155 SECTION 11.17 Right of Setoff.................................................................................. 155 SECTION 11.18 Interest Rate Limitation ................................................................... 155 SECTION 11.19 Survival of Representations and Warranties .................................... 156 SECTION 11.20 No Advisory or Fiduciary Responsibility ........................................ 156 SECTION 11.21 Electronic Execution of Assignments and Certain Other Documents ....................................................................................... 156 SECTION 11.22 Acknowledgement and Consent to Bail-In Affected Financial Institutions........................................................................................ 157 SECTION 11.23 Public Statement .............................................................................. 157 SECTION 11.24 Effect of Amendment and Restatement. .......................................... 157 EXHIBITS AND SCHEDULES Exhibit A Form of Borrowing Notice Exhibit B Form of Assignment and Assumption Exhibit C Form of Notice of LC Activity Exhibit D-1 Form of U.S. Tax Compliance Certificate Exhibit D-2 Form of U.S. Tax Compliance Certificate

vii Exhibit D-3 Form of U.S. Tax Compliance Certificate Exhibit D-4 Form of U.S. Tax Compliance Certificate Exhibit E-1 Form of Term Loan Note Exhibit E-2 Form of LC Loan Note Exhibit F Form of Base Case Model Exhibit G Form of Debt Service Coverage Ratio Certificate Exhibit H Form of Financial Statement Certificate Exhibit I Operating Budget Exhibit J Form of Quarterly Report Exhibit K Form of Letter of Credit Schedule I Administrative Agent’s Office Schedule 2.01 Lenders’ Commitments Schedule 4.03(c) Tax Equity Opco Options, Warrants or Rights of Conversion Schedule 4.03(d) Organizational Structure Schedule 4.03(e) Subsidiaries Schedule 4.04 Governmental Authorization; Compliance with Laws Schedule 4.08 Financial Statement Exceptions Schedule 4.09 Existing Indebtedness Schedule 4.10 Litigation; Adverse Facts Schedule 4.11 Taxes Schedule 4.14 Insurance Schedule 4.19 Brokers Schedule 4.23(f) Portfolio Document Exceptions Schedule 4.23(l) Project States Schedule 4.25(c) Tax Equity Documents

viii Schedule 4.25(d) Wholly-Owned Documents Schedule 4.25(e) Maintenance Services Agreements Schedule 4.25(f) Accounts Schedule A Project Information Annex A Amortization Schedule Annex B-1 Tax Equity Opco Representations and Wholly-Owned Opco Representations Annex B-2 Tax Equity Opco Covenants

1 Second Amended and Restated Credit Agreement SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 18, 2023 (this “Agreement”), among Spruce Power 2, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party hereto (each individually a “Lender” and, collectively, the “Lenders”), Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as Administrative Agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as Issuing Bank (in such capacity, and together with its respective successors and permitted assigns, the “Issuing Bank”). RECITALS WHEREAS, pursuant to the Credit Agreement, dated as of May 14, 2020 (the “Initial Credit Agreement”), the Term Lenders provided the Borrower with a term loan facility in the amount of $60,043,009.83 (the “Initial Term Loan Commitments”) and the Issuing Bank agreed to issue a letter of credit in the amount of $2,720,525.44 (the “Initial LC Commitments” and together with the Initial Term Loan Commitments, the “Initial Commitments”), the proceeds of which were used by the Borrower, among other things, to finance the Clearway Acquisition; WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of July 12, 2022 (as amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”), the Term Lenders agreed to increase their commitments under the term loan facility by an aggregate amount of $20,293,427.05 (the “First Upsize Term Loan Commitments”) and the Issuing Bank agreed to increase the letter of credit facility in an aggregate amount of $1,260,104.37 (the “First Upsize LC Commitments” and together with the Initial Additional Term Loan Commitment, the “Initial Additional Commitment”), in order to, among other things, to finance the Level Solar Acquisition, WHEREAS, the Initial Term Loan Commitments and the First Upsize Term Loan Commitments have been fully funded and, as of the date hereof immediately prior to the effectiveness of this Agreement, $66,006,914.57 of principal was currently outstanding in respect thereof, which principal obligations shall continue under this Agreement (the “Existing Term Loans”); WHEREAS, the Issuing Bank has issued a Letter of Credit under the Existing Credit Agreement in an amount equal to the Initial LC Commitments and the First Upsize LC Commitments, and as of the date hereof immediately prior to the effectiveness of this Agreement, the aggregate Stated Amount of such Letter of Credit is $3,344,856.21, which Letter of Credit and reimbursement obligations with respect thereto, shall continue under this Agreement; WHEREAS, Spruce Holding Company 1 LLC, a Delaware limited liability company (“SHC 1”), Spruce Holding Company 2 LLC, a Delaware limited liability company (“SHC 2”), and Spruce Holding Company 3 LLC, a Delaware limited liability company (“SHC 3” and together with SHC 1 and SHC 2, the “Sponsors”), directly own 100% of the membership interests in each of KWS Solar Term Parent 1 LLC, a Delaware limited liability company (“KWS 1”), KWS Solar Term Parent 2 LLC, a Delaware limited liability company (“KWS 2”), and KWS Solar Term Parent 3 LLC, a Delaware limited liability company (“KWS 3” and, together with KWS 1 and KWS 2, the “Pledgors” and each a “Pledgor”), respectively;

2 Second Amended and Restated Credit Agreement WHEREAS, the Pledgors collectively own 100% of the membership interests in the Borrower; WHEREAS, the Borrower desires to enter into that certain Membership Interest Purchase Agreement, dated as of the date hereof (the “Tredegar Solar Purchase and Sale Agreement”), by and among Dominion Alternative Energy Holdings, Inc., as seller (the “Tredegar Seller”), the Borrower, as buyer and Tredegar Solar Fund I, LLC, a Delaware limited liability company (“Tredegar Solar I”), relating to the purchase by the Borrower, directly or indirectly, of all the outstanding membership interests in Tredegar Solar I (the “Tredegar Solar Acquisition”); WHEREAS, Tredegar Solar I directly owns Projects (such Projects, “Additional Projects”), and immediately upon with the consummation of the Tredegar Solar Acquisition the Borrower will cause Tredegar Solar I to contribute the Additional Projects and related Customer Agreements to the Borrower; WHEREAS, the Borrower has requested the Lenders to make additional term loan commitments in an amount of $21,496,430.87 (the “Additional Term Loan Commitments”) in order to finance the Tredegar Solar Acquisition, and has also requested the LC Lenders to increase their Existing LC Commitments in an aggregate amount of $2,654,795.45 (the “Additional LC Commitment”) and the Issuing Bank to amend the existing Letter of Credit for purposes of satisfying the Debt Service Reserve Required Amount; WHEREAS, the Lenders have agreed to make Additional Term Loan Commitments and Additional LC Commitments; WHEREAS, the parties wish to amend and restate the Existing Credit Agreement and certain other Loan Documents in their entirety to, among other things, reflect such increase in the Existing Commitments, include the Additional Projects to the Project Pool and other changes requested by the Loan Parties; and WHEREAS, the parties hereto intend that this Agreement and the other Loan Documents executed in connection herewith not affect a novation of the obligations of the Loan Parties under the Existing Credit Agreement but merely a restatement, and where applicable, an amendment to the terms governing such obligations; NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements, and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Lenders and the Issuing Banks hereby agree as follows: ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE SECTION 1.01 Definitions. Except as otherwise specified in this Agreement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement (including in the Recitals hereto).

3 Second Amended and Restated Credit Agreement “Acceptable Bank” shall mean any bank, trust company or other financial institution which is organized or licensed under the applicable Laws of the United States of America or Canada or any state, province or territory thereof which has a Tangible Net Worth of at least $500,000,000 and has at least two of the following Credit Ratings: “A-” or better by S&P, “A3” or better by Moody’s and “A-” or better by Fitch. “Acceptable DSR Guarantee” shall have the meaning given to such term in the Depository Agreement. “Acceptable DSR Letter of Credit” shall have the meaning given to such term in the Depository Agreement. “Acceptable REC Guaranty” shall mean a guaranty related to a REC Contract in form and substance reasonably acceptable to the Administrative Agent. “Acceptable Warranty” shall have the meaning given to such term in the Depository Agreement. “Account Control Agreement” shall mean, collectively and individually, as the context may require (a) that certain Deposit Account Control Agreement, dated as of November 4, 2022, among Borrower, Capital One, National Association, and the Collateral Agent, and (b) such other account control agreement or replacement thereof with respect to an account of a Relevant Party that is in form and substance reasonably acceptable to the Administrative Agent. “Acquisition” shall mean, collectively and individually, the Clearway Acquisition the Level Solar Acquisition and the Tredegar Solar Acquisition. “Acquisition Documents” shall mean, collectively and individually, the Clearway Acquisition Documents, the Level Solar Acquisition Documents and the Tredegar Solar Acquisition Documents. “Additional Expenses” shall mean indemnification payments to the Administrative Agent, the Lenders, the Depository Agent, and certain other Persons related to the same as described under the Loan Documents. “Additional LC Commitment” shall have the meaning given to such term in the Recitals. “Additional Projects” shall have the meaning given to such term in the Recitals. “Additional Term Loan” shall mean the Term Loan made pursuant to Section 2.01(a). “Additional Term Loan Commitment” shall have the meaning given to such term in the Recitals. “Adjusted Term SOFR” shall mean, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided

4 Second Amended and Restated Credit Agreement that if Adjusted Term SOFR as so determined shall ever be less than the Floor, the Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” shall have the meaning given to such term in the preamble hereto, and include any successor Administrative Agents pursuant to Section 10.06. “Administrative Agent DSCR Comments” shall have the meaning given to such term in Section 5.01(a)(v). “Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Schedule I, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” shall mean an administrative questionnaire in the form furnished by the Administrative Agent. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing. For the avoidance of doubt, each of the Relevant Parties shall be an Affiliate of the other Relevant Parties and the Sponsors. In no event shall (a) the Administrative Agent be considered an Affiliate of another Person solely because any Loan Document contemplates that it shall act at the instruction of any such Person or such Person’s Affiliate, or (b) any Tax Equity Member be considered an Affiliate of a Relevant Party. “Affiliate Transaction” shall have the meaning given to such term in Section 6.16. “Affiliated Lender” shall have the meaning given to such term in Section 11.05(b)(vii). “Agent” shall mean, collectively, the Administrative Agent, the Collateral Agent and the Depository Agent. “Agreement” shall have the meaning given to such term in the preamble hereto. “Amortization Period” shall mean the period commencing on the Closing Date through the date on which the initial term of all Customer Agreements shall have expired. “Amortization Schedule” shall have the meaning given to such term in Section 3.05(d). “Anti-Corruption Laws” shall have the meaning given to such term in Section 4.20(c).

5 Second Amended and Restated Credit Agreement “Anti-Money Laundering Laws” shall have the meaning given to such term in Section 4.20(b). “Applicable Margin” shall mean (a) from the Effectiveness Date through (but excluding) May 14, 2026, 2.425% per annum and (b) from and after May 14, 2026, 2.55% per annum. “Applicable Percentage” shall mean, for any Term Lender, with respect to payments, computations and other matters relating to the Term Loan Commitments, a percentage equal to a fraction (a) the numerator of which is the Term Loan Commitment of such Term Lender and (b) the denominator of which is the total of the Term Loan Commitments. “Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Manufacturer” shall mean any manufacturer on the Approved Vendor List. “Approved Vendor List” shall mean a list of approved panel and inverter manufacturers approved by the Administrative Agent and the Borrower in consultation with the Independent Engineer, which may be modified from time to time subject to the approval of the Administrative Agent and the Borrower in consultation with the Independent Engineer (such approval not to be unreasonably withheld, conditioned or delayed); provided, that, any manufacturer that is the subject of (a) an Involuntary Bankruptcy or (b) any voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, shall be deemed removed from the Approved Vendor List. “Arranger” shall mean Silicon Valley Bank as sole lead arranger and sole bookrunner. “Assets” shall mean, with respect to any Person, all right, title and interest of such Person in land, Properties, buildings, improvements, fixtures, foundations, assets and rights of any kind, whether tangible or intangible, real, personal or mixed, including contracts, equipment, systems, books and records, proprietary rights, intellectual property, Permits, rights under or pursuant to all warranties, representations and guarantees, cash, accounts receivable, deposits and prepaid expenses. “Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an assignee lender (with the consent of any party whose consent is required by Section 11.05), and accepted by the Administrative Agent, in substantially the form of Exhibit B or any other form approved by the Administrative Agent. “Authorized Officer” shall mean in relation to any Relevant Party or a Sponsor Party, any director, member or officer who is a natural Person authorized to act for or on behalf of the applicable Relevant Party or Sponsor Party in matters relating to such Relevant Party or

6 Second Amended and Restated Credit Agreement Sponsor Party and who is identified on the list of Authorized Officers delivered by such Relevant Party or Sponsor Party to the Administrative Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter by delivery to the Administrative Agent of a duly executed Officer’s Certificate and an incumbency certificate of such Relevant Party or Sponsor Party). “Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.11(a)(iii)(D). “Backup Servicer” shall mean GreatAmerica Portfolio Services Group, LLC or such other provider of backup services as approved in writing by the Administrative Agent. “Backup Servicer Agreement” shall mean (a) that certain Backup and Successor Services Agreement, dated as of March 19, 2021, as amended on July 12, 2022 and as further amended on the date hereof, among the Borrower, ESE, the Backup Servicer and the Administrative Agent, and (b) any replacement thereof, in each case in a form and substance acceptable to the Administrative Agent. “Bail-In Action” shall mean the exercise of any Write-down and Conversion Powers by the applicable Resolution Authority in respect of any liability of any Affected Financial Institution. “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule, or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended, from time to time) and any other law, regulation, or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder. “Base Case Model” shall mean the comprehensive long-term financial model as updated from the initial Base Case Model delivered on the Effectiveness Date and attached as Exhibit F to this Agreement, reflecting among other things (a) quarterly payment periods ending on each Payment Date and (b) the projected Cash Available for Debt Service from the Eligible Projects, PBI Payments and the Eligible REC Contracts, and Operating Expenses from all other

7 Second Amended and Restated Credit Agreement Projects in the Project Pool, Debt Service after giving effect to the transactions contemplated by the Transaction Documents, the making of the Loans and changes to market interest rates and interest rate protection in respect thereof, covering the period from the Closing Date until the Deemed Final Repayment Date. All amounts determined in accordance with the Base Case Model shall be determined assuming the P50 Production and shall take into account (i) only Eligible Revenues and (ii) all Operating Expenses with respect to the Project Pool. The Base Case Model shall be updated in accordance with Section 5.01(e)(ii) in a form and substance reasonably satisfactory to the Administrative Agent, and each update shall reflect the Eligible Revenues and Operating Expenses from the Project Pool, any mandatory or voluntary prepayments on the Term Loans, the termination of any remaining Term Loan Commitments and other changes to Debt Service and to reflect changes to market interest rates and interest rate protection in respect thereof. “Base Rate” shall mean, at any time, the highest of (a) the Prime Lending Rate, (b) 1/2 of 1.00% per annum in excess of the overnight Federal Funds Effective Rate, and (c) the Adjusted Term SOFR for a one-month tenor in effect on such day (taking into account the Floor set forth in the definition of “Adjusted Term SOFR”) plus 1.00%, in each case as in effect for such day (or, if such day is not a Business Day, on the immediately preceding Business Day); provided, that if the Base Rate as so calculated is less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in the Base Rate due to a change in the Prime Lending Rate, the Federal Funds Effective Rate or Adjusted Term SOFR shall be effective from and including the effective date of the change in such rates. “Base Rate Loan” shall mean a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” shall have the meaning set forth in the definition of “Term SOFR”. “Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.11(a)(i). “Benchmark Loan” shall mean any Loan that bears interest at rates based upon the Benchmark. “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) the sum of: (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment; or (b) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant

8 Second Amended and Restated Credit Agreement Governmental Body or (B) any evolving or then-prevailing market convention for determining such a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar- denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement determined pursuant to clauses (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment (which may be positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announcement by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clauses (a) or (b) of this definition with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then- current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:

9 Second Amended and Restated Credit Agreement (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the U.S. Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” shall mean, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and any Loan Document in accordance with Section 3.11(a)(ii) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.11(a)(ii). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Blocked Person” shall mean any Person that is: (a) listed on, or owned or controlled by a Person listed on, a Sanctions List, (b) a government of a Sanctioned Country, (c) an agency or instrumentality of, or an entity directly or indirectly owned or controlled by, a government of a Sanctioned Country, (d) resident or located in, operating from, or incorporated under the laws of, a Sanctioned Country, or (e) to the Knowledge of the Borrower (acting with due care and inquiry), otherwise the subject or target of Sanctions.

10 Second Amended and Restated Credit Agreement “Borrower” shall have the meaning given to such term in the preamble. “Borrower Collections” shall mean (a) all distributions from Fund IV Holdco to the Borrower and (b) all Collections received by the Borrower, in each case derived from the Eligible Projects, PBI Payments and Eligible RECs owned by Fund IV Opco; provided, that Borrower Collections shall not include any Excluded Property. “Borrower Membership Interests” shall mean all of the outstanding limited liability company interests issued by the Borrower (including all Economic Interests and Voting Rights). “Borrowing Date” shall mean the date on which any Loan is made. “Borrowing Notice” shall mean a request for a Loan by the Borrower substantially in the form of Exhibit A. “Business Day” shall mean the hours between 9:00 a.m. – 4:00 p.m., Pacific time, Monday through Friday, other than the following days: (a) New Year’s Day, Dr. Martin Luther King, Jr. Day, Lincoln’s Birthday, Washington’s Birthday (celebrated on President’s Day), Good Friday, Memorial Day, the day before Independence Day, Independence Day, Labor Day, Columbus Day, Election Day, Veterans’ Day, the day before and after Thanksgiving Day, Thanksgiving Day, Christmas Eve, Christmas Day and New Year’s Eve and (b) any other day on which banks are required or authorized by Law to close in New York State; provided that for purposes hereof, if any day listed above as a day on which a bank is closed falls on a Saturday or Sunday, such day is celebrated on either the prior Friday or the following Monday. “Calculation Date” shall mean each March 31, June 30, September 30 and December 31 of each year falling after the Closing Date. “Capital Stock” shall mean: (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of Assets of, the issuing Person including, all warrants, options or other rights to acquire any of the foregoing. “Cash Available for Debt Service” shall mean, in respect of any period, the amount of Operating Revenues received during such period less Operating Expenses paid during such period.

11 Second Amended and Restated Credit Agreement “Cash Calculation Date” shall mean each April 15, July 15, October 15 and January 15 of each year falling after the Closing Date, or if any such day is not a Business Day, the immediately following Business Day. “Cash Collateralize” or “Cash Collateralization” shall mean, in respect of any Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Collateral Agent on terms satisfactory to the Administrative Agent and Issuing Bank, in an amount equal to 103% of the Stated Amount of such Letter of Credit. “Cash Diversion Guarantors” shall mean each Sponsor and ESE. “Cash Diversion Guaranty” shall mean that certain Second Amended and Restated Cash Diversion Guaranty, dated as of the Effectiveness Date, issued by the Cash Diversion Guarantors in favor of the Administrative Agent for the benefit of the Lender Parties and the Collateral Agent for the benefit of the Secured Parties. “CEG Transition Services Agreement” shall mean that certain Transition Services Agreement, dated as of the Closing Date, between Clearway Energy Group LLC and RPV Holding. “Change of Control” shall occur if (a) either the Sponsors collectively or a Permitted Transferee shall cease to indirectly beneficially own and control 50.1% of the equity interest in the Borrower or shall cease to retain control of the management of the Borrower, (b) the Pledgors collectively cease to directly beneficially own and control 100% of the Borrower Membership Interests in the Borrower, or (c) the Borrower ceases, collectively or individually, to directly or indirectly beneficially own and control 100% of the outstanding Opco Membership Interests and the Holdco Membership Interests. “Change of Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change of Law”, regardless of the date enacted, adopted or issued. “Claims” shall have the meaning given to such term in Section 5.12(a). “Class” shall have the meaning set forth in Section 1.04.

12 Second Amended and Restated Credit Agreement “Clearway Acquisition” shall mean the purchase by the Borrower of 100% of the outstanding membership interests in RPV Holding from RPV Holding LLC and Clearway Energy Group LLC pursuant to the Clearway Purchase and Sale Agreement. “Clearway Acquisition Documents” shall mean the Clearway Purchase and Sale Agreement and all other documents relating to the Clearway Acquisition. “Clearway Purchase and Sale Agreement” shall mean that certain Purchase and Sale Agreement, dated as of May 14, 2020, among RPV Holding LLC and Clearway Energy Group LLC, as sellers, and the Borrower, as buyer. “Closing Date” shall mean May 14, 2020. “Closing Date Funds Flow Memorandum” shall have the meaning given to such term in the Depositary Agreement. “Code” shall mean the United States Internal Revenue Code of 1986, and the regulations promulgated pursuant thereto, all as amended or as may be amended from time to time. “Collateral” shall mean the Assets and Property of, and equity interests in, the Borrower and each Guarantor, which is now owned or hereafter acquired upon which a Lien is or is purported to be created by any Collateral Document and shall include all Assets and Property within the terms “Collateral”, “Depository Collateral”, “Collateral Account” and “Pledged Collateral”, as applicable, in the Collateral Documents all of which collectively constitute the “Collateral”. “Collateral Accounts” shall have the meaning given to such term in the Depository Agreement. “Collateral Agency Agreement” shall mean the Amended and Restated Collateral Agency and Intercreditor Agreement, dated as of the Effectiveness Date, among the Borrower, the Administrative Agent, the Collateral Agent and each other Secured Party thereto from time to time. “Collateral Agent” shall mean Silicon Valley Bank, a division of First-Citizen Bank & Trust Company and its successors and assigns in such capacity. “Collateral Documents” shall mean, collectively, the Pledge Agreement, the Pledge and Security Agreement, the Cash Diversion Guaranty, the Guaranty and Security Agreement, the Collateral Agency Agreement, the Depository Agreement, the Tax Equity Consent, the REC Contract Consent, the Account Control Agreement, the Standing Instructions and each other collateral document, pledge agreement or standing instruction delivered to the Administrative Agent pursuant to Section 5.08 and any other document or agreement that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties and all UCC or other financing statements, instruments or perfection and other filings, recordings and registrations required to be filed or made in respect of any of the foregoing. “Collections” shall mean without duplication, with respect to Fund IV Opco, the (a) Rents and PBI Payments, including all scheduled payments and prepayments under any

13 Second Amended and Restated Credit Agreement Customer Agreement or PBI Document, (b) pending assumption of a Customer Agreement relating to a Project, payments of Rent relating to such Project by lenders with respect to, or subsequent owners of, the Property where such Project has been installed, (c) proceeds of the sale, assignment or other disposition of any Collateral, (d) proceeds from the sale of RECs, (e) insurance proceeds and proceeds of any warranty claims arising from manufacturer, installer and other warranties, in each case, with respect to any Projects, (f) all recoveries including all amounts received in respect of litigation settlements and work-outs, (g) all purchase and lease prepayments received from a Customer with respect to any Project, and (h) all other revenues, receipts and other payments to Fund IV Opco of every kind whether arising from their ownership, operation or management of the Projects or otherwise; provided, that Collections shall not include any Excluded Property. “Collections Account” shall have the meaning given to such term in the Depository Agreement. “Collections Incentive Reserve Account” shall have the meaning given to such term in the Depository Agreement. “Collections Incentive Reserve Required Amount” shall have the meaning given to such term in the Depository Agreement. “Commitment” shall mean, as to each Lender, the aggregate of such Lender’s Term Loan Commitment and LC Commitment “Competitor” shall mean a Person that is in the business of developing, owning, installing, constructing or operating solar equipment and providing solar electricity from such solar equipment to residential customers located in jurisdictions where the Sponsors or any Subsidiary are then doing business, primarily through power purchase agreements, customer service or lease agreements or capital loan products and not through direct sales of solar panels or any Affiliate of such a Person, but shall not include any back-up servicer or transition manager (including U.S. Bank, National Association and Wells Fargo Bank, N.A.) or any Person engaged in the business of making passive ownership or tax equity investments in such solar equipment and associated businesses so long as such Person has in place procedures to prevent the distribution of confidential information that is prohibited under this Agreement. “Confidential Information” shall have the meaning given to such term in Section 11.11(a). “Conforming Changes” shall mean, with respect to either the use or administration of any Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may

14 Second Amended and Restated Credit Agreement be appropriate to reflect the adoption and implementation of any such rate and to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consequential Losses” shall have the meaning given to such term in Section 3.07(e). “Corresponding Tenor” shall mean with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Rating” shall mean, with respect to any Person, the rating by S&P, Moody’s, Fitch or any other rating agency agreed to by the Parties then assigned to such Person’s unsecured, senior long-term debt obligations (not supported by third party credit enhancements) or if such entity does not have a rating for its senior unsecured long-term debt, then the rating then assigned to such Person as an issuer rating by S&P, Moody’s, Fitch or any other rating agency agreed by the Parties. “Credit Requirements” shall mean, with respect to any Person, that such Person has at least one of the following Credit Ratings: “Baa2” outlook stable or higher from Moody’s, “BBB” outlook stable or higher from S&P or, other than in the case of a Person providing an Acceptable DSR Guarantee, “BBB” outlook stable or higher from Fitch. “CT Investor” shall mean CT Solar Fund 1, LLC, a Delaware limited liability company. “Customer” shall mean a natural person party to a Customer Agreement who leases, or agrees to purchase Energy produced by, a Project. “Customer Agreement” shall mean those power purchase agreements or customer lease agreements (together with all ancillary agreements and documents related thereto, including any assignment agreement to a replacement Customer) with respect to a Project between the Borrower or Fund IV Opco, as owner or lessor, and a Customer, whereby the Customer agrees to purchase the Energy produced by the related Project for a fixed fee per kWh, or agrees to lease the Project for monthly lease payments, as applicable, in each case for a specified term of years and including agreements where the Customer has the ability to prepay such amounts. “Customer Event” shall mean: (a) a Project experiences an Event of Loss and is not repaired, restored, replaced or rebuilt to substantially the same condition as existed immediately prior to the Event of Loss within one hundred twenty (120) days of such Event of Loss (an “Event of Loss Project”);

15 Second Amended and Restated Credit Agreement (b) the early termination of any Customer Agreement (including, but not limited to, as a result of the occurrence of a default thereunder) without a replacement Customer Agreement being entered into within five (5) Business Days in respect of such Project such that it would continue to be meet the criteria for a Eligible Project, regardless of whether or not any Relevant Party is entitled to or actually receives a termination payment from the Customer in connection with such termination; (c) a Payment Facilitation Agreement is entered into; (d) the elective prepayment by the Customer of any future amounts due under a Customer Agreement; (e) the purchase of any Project by a Customer in accordance with the terms of the applicable Customer Agreement; and (f) an Ineligible Customer Reassignment; except to the extent any of the events in clauses (a) through (f) above occur in respect of an Excluded Prepaid Project. “Customer Event Certificate” shall mean a certificate from an Authorized Officer of the Borrower in the form attached to a Transfer Date Certificate, containing (a) a comprehensive report of each Customer Event occurring during the quarterly period ending on the applicable Calculation Date and (b) the Borrower’s good faith, detailed calculation of the Customer Event Prepayment, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower’s compliance with Section 3.03(b). “Customer Event Prepayment” shall mean, in respect of any Payment Date, the mandatory prepayment payable on such applicable Payment Date in accordance with Section 3.03(b). “Customer Purchase” means a purchase of a Project by a Customer pursuant to, and in accordance with, the applicable Customer Agreement that occurs during the five-year period beginning on the date that such Project is Placed in Service. “Daily Simple SOFR” shall mean, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, the SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities

16 Second Amended and Restated Credit Agreement Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Debt Service” shall mean, for any period, the aggregate amount of all principal, interest, payments in the nature of interest (including default interest and net payments under an Interest Rate Hedging Agreement), letter of credit fees, commitment fees, Agent fees, or any other recurrent analogous costs and damages (including gross-ups and increased cost payments) payable pursuant to any Loan Document. “Debt Service Coverage Ratio” shall mean, as determined in respect of any Payment Date, the ratio of: (a) the Cash Available for Debt Service for the twelve (12) month period ending on the Cash Calculation Date immediately prior to the applicable Payment Date (or, if shorter, the period following the Closing Date); to (b) the Debt Service (excluding (i) mandatory prepayments in respect of the Loans payable during such period pursuant to Section 3.03) for the twelve (12) month period ending on the applicable Payment Date (or, if shorter, the period following the Closing Date). “Debt Service Coverage Ratio Certificate” shall mean a certificate from an Authorized Officer of the Borrower in the form of Exhibit G, containing its good faith, detailed calculation of its Debt Service Coverage Ratio for the immediately following Payment Date. “Debt Service Reserve Account” shall have the meaning given to such term in the Depository Agreement. “Debt Service Reserve Required Amount” shall have the meaning given to such term in the Depository Agreement. “Debt Sizing Parameters” shall mean the following criteria, in each case as demonstrated by the Base Case Model: (a) the minimum and average Debt Service Coverage Ratio projected for each twelve month period ending on a fiscal quarter commencing on June 30, 2020 until the Deemed Final Repayment Date of at least 1.40 to 1.00, assuming the Obligations are repaid in full by the Deemed Final Repayment Date and, in the case of any update to the Base Case Model, demonstrating any assume prepayment necessary as of the date of such update to satisfy compliance with such condition; and (b) the principal outstanding under this Agreement (including any Loan being made as of the date of determination) is no greater than: (i) the lesser of (i) 72.5% multiplied by the Portfolio Value related to Eligible Projects and PBI Payments and (ii) the maximum amount of debt that will,

17 Second Amended and Restated Credit Agreement in accordance with the Base Case Model, allow for a minimum and average Debt Service Coverage Ratio projected for each twelve-month period through the Amortization Period of at least 1.38 to 1.00; plus (ii) the lesser of (i) 68.0% multiplied by the Portfolio Value related to Eligible REC Contracts and (ii) the maximum amount of debt that will, in accordance with the Base Case Model, allow for a minimum and average Debt Service Coverage Ratio projected for each twelve-month period through the Amortization Period of at least 1.47 to 1.00; and (c) the quotient, expressed as a percentage, of (i) principal outstanding under the Loans on the Maturity Date divided by (ii) the Portfolio Value at the Maturity Date, shall not exceed 67%. “Debt Termination Date” shall mean the date on which the (a) the Commitments have expired or been terminated, (b) the principal of and interest on each Loan and all fees payable hereunder shall have been paid indefeasibly paid in cash in full and all Letters of Credit shall have expired or terminated and all Drawing Payments shall have been reimbursed (unless the outstanding amount of the LC Exposure related thereto has been Cash Collateralized), and (c) all other Obligations (other than any inchoate indemnification or expense reimbursement Obligations that expressly survive termination of the Agreement) shall have indefeasibly paid in cash in full. “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Deemed Final Repayment Date” shall mean September 30, 2036. “Default” shall mean any event, occurrence or circumstance that is, or with notice or the lapse of time or both would become, an Event of Default. “Default Prepayment Project” shall mean, in respect of any Payment Date, an Eligible Project that became a Defaulted Project during the three month period ending on the immediately prior Calculation Date and after any Project Default Rate Threshold was exceeded for such three month period. “Default Rate” shall mean a rate of 2.00% per annum in excess of the rate otherwise applicable to any Loan or other Obligation, which rate shall apply in accordance with Section 3.05(b). “Defaulted Project” shall mean in respect of any Project and its related Customer Agreement, on the applicable date of calculation or determination, (a) the applicable Customer is more than one hundred twenty (120) days past due on any amount due under such Customer Agreement and (b) either (x) such Customer Agreement has not been brought current and/or the related Customer Agreement has not been reassigned (or an amendment to the Customer Agreement or a replacement Customer Agreement has not been executed) within sixty (60) days

18 Second Amended and Restated Credit Agreement after the end of such one hundred twenty (120) day period or (y) the Provider has determined that such Customer Agreement should be written off in accordance with its Management Standard. “Defaulted Project Certificate” shall mean a certificate from an Authorized Officer of the Borrower in the form attached to a Transfer Date Certificate, containing (a) a comprehensive report of each Eligible Project that became a Defaulted Project and Defaulted Project Prepayment during the quarterly period ending on the applicable Calculation Date and (b) the Borrower’s good faith, detailed calculation of (i) the Default Rate during the applicable calendar year and since the Closing Date and (ii) the Defaulted Project Prepayment, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower’s compliance with Section 3.03(b). “Defaulted Project Prepayment” shall mean, in respect of any Payment Date, the mandatory prepayment payable on such applicable Payment Date in accordance with Section 3.03(b). “Defaulted REC Contract” shall mean any REC Contract with respect to which a default has occurred pursuant to the terms of such contract and such default has not been cured within any applicable grace period. “Defaulting Lender” shall mean a Lender that (a) has defaulted in its obligations to fund any Loan or otherwise failed to comply with its obligations under Section 2.01 or Section 2.02, unless (x) such default or failure is no longer continuing or has been cured within ten (10) days after such default or failure or (y) such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 2.01 or Section 2.02 or has made a public statement to that effect unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent shall be specifically identified in such writing) has not been satisfied, or (c) has, or has a direct or indirect parent company that, other than via an Undisclosed Administration (as defined below) (i) has become the subject of a proceeding under any Debtor Relief Laws, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or Assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) has become the subject of a Bail-In Action; provided that, for the avoidance of doubt, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority. For purposes of this definition, “Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company that is a solvent person, the appointment of a receiver, custodian, conservator, trustee, administrator or similar Person by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.

19 Second Amended and Restated Credit Agreement “Deficient Project” shall mean a Project that is a “Deficient Project” (as such term or any similarly defined term is defined in the applicable Master Purchase Agreement for such Project). “Depository Agent” shall mean Wilmington Trust, N.A, and its successors and assigns in such capacity in accordance with the Depository Agreement. “Depository Agreement” shall mean the Second Amended and Restated Depository Agreement dated as of the Effectiveness Date, among the Borrower, the Administrative Agent, the Collateral Agent and the Depository Agent. “Distribution Conditions” shall have the meaning given to them in the Depository Agreement. “Distribution Trap” shall occur at any time where the Distribution Conditions are not satisfied as of the most recent Payment Date. “Distribution Trap Account” shall have the meaning given to such term in the Depository Agreement. “Dollars” shall mean U.S. dollars. “Drawing” shall mean a drawing on a Letter of Credit by the beneficiary thereof. “Drawing Payment” shall mean a payment in U.S. Dollars by the relevant Issuing Bank of all or any part of the Stated Amount in conjunction with a Drawing under any Letter of Credit. “Early Amortization Period” shall have the meaning given to such term in the Depository Agreement. “Economic Interest” shall mean the direct or indirect ownership by one Person of Capital Stock in another Person. A Person who directly holds all of the Capital Stock of another Person is understood to hold an Economic Interest of one hundred percent (100%) in such other Person. For purposes of determining the Economic Interest of one Person in another Person where there are one or more other Persons in the chain of ownership, the Economic Interest of the first Person in the second Person shall be deemed proportionately diluted by Economic Interests of less than one hundred percent (100%) held by such other Persons in the chain of ownership. For example, if Company A owns eighty percent (80%) of the Capital Stock of Company B, which in turn owns eighty percent (80%) of the partnership interests in Partnership C, which in turn owns fifty percent (50%) of the Capital Stock in Company D, then Company A would have an Economic Interest in Company D of thirty-two percent (32%). “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA

20 Second Amended and Restated Credit Agreement Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including nay delegee) having responsibility for the resolution of any EEA Financial Institution. “Effectiveness Date” shall mean the date on which all conditions precedent set forth in Section 8.01 have been satisfied or waived by the Administrative Agent (acting on the instructions of the Lenders and the Issuing Banks). “Effectiveness Date Funds Flow Memorandum” shall have the meaning given to such term in Section 8.01(k). “Eligible Assignee” shall mean any Person that is a commercial bank, insurance company, investment or mutual fund or other Person that is an “accredited investor” (as defined in Regulation D of the Securities Act of 1933, as amended) or otherwise has a Tangible Net Worth not less than $250,000,000. “Eligible Customer Agreement” shall mean a Customer Agreement in the form of one of the agreements provided by the Borrower to the Administrative Agent and the Lenders prior to the Closing Date or such other form of agreement as reasonably approved by the Administrative Agent (acting on the instructions of the Required Lenders) in writing, which forms may be modified in a manner permitted under the Tax Equity Documents to (a) comply with Law or to qualify for an applicable solar incentive program (provided such changes do not reallocate risk to the Borrower, Fund IV Opco, Fund IV Holdco or any of their Affiliates and otherwise could not reasonably be expected to have a Material Adverse Effect or a material adverse effect on compliance by the Borrower or Fund IV Opco with consumer leasing and protection Law), (b) incorporate nonsubstantive or immaterial changes reasonably agreed with a Customer, or (c) incorporate such changes as approved by the Administrative Agent acting on the instructions of the Required Lenders. “Eligible Project” shall mean a Project installed on a primary, secondary or townhome dwelling that is owned by the Borrower or Fund IV Opco and (a) has been Placed in Service, (b) is not (i) a Defaulted Project or (ii) the subject of any Customer Event described in clauses (a), (b), (e) and (f) of the definition thereof, (c) is not the subject of a Prepaid Customer Agreement, (d) is not a Deficient Project and (e) that the Customer under the Customer Agreement for such Project has a minimum FICO® Score of 650. “Eligible RECs” shall mean all RECs sold under Eligible REC Contracts. “Eligible REC Contract” shall mean collectively and individually, as the context may require each REC Contract, together with any credit support agreements and documents, including any letters of credit, guarantees or collateral documents, provided in connection therewith, that (a) is a Permitted REC Contract, (b) is not a Defaulted REC Contract, (c) the REC

21 Second Amended and Restated Credit Agreement Purchaser thereunder is a Qualified REC Purchaser, and (d) in the case of a REC Contract entered into by the Borrower or Fund IV Holdco, requiring the consent of the REC Purchaser for the collateral assignment of such contract to the Collateral Agent, the Administrative Agent has received REC Contract Consent, duly executed and delivered by each of the parties thereto. “Eligible REC Event” shall mean the early termination of any Eligible REC Contract (including, but not limited to, as a result of the occurrence of a default thereunder) without a replacement Eligible REC Contract being entered into within five (5) Business Days in respect of the Eligible RECs subject to such terminated Eligible REC Contract, regardless of whether or not any Relevant Party is entitled to or actually receives a termination payment from the REC Purchaser in connection with such termination. “Eligible REC Event Certificate” shall mean a certificate from an Authorized Officer of the Borrower in the form attached to a Transfer Date Certificate, containing (a) a comprehensive report of each Eligible REC Event occurring during the quarterly period ending on the applicable Calculation Date and (b) the Borrower’s good faith, detailed calculation of the Eligible REC Event Prepayment, together with such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower’s compliance with Section 3.03(b). “Eligible REC Event Prepayment” shall mean, in respect of any Payment Date, the mandatory prepayment payable on such applicable Payment Date in accordance with Section 3.03(b). “Eligible Revenues” shall mean operating revenue from (a) Eligible Projects consisting of payments by Customers pursuant to the applicable Customer Agreement, (b) PBI Payments and (c) Eligible REC Contracts;. “Employee Benefit Plan” shall mean any employee pension benefit plan within the meaning of Section 3(2) of ERISA (excluding any Multiemployer Plan) which is subject to Title IV of ERISA or to Section 412 of the Code. “Energy” shall mean physical electric energy, expressed in megawatt hours or kilowatt hours (“kWh”), of the character that passes through transformers and distribution or transmission wires, where it eventually becomes alternating current electric energy delivered at nominal voltage. “Environmental Laws” shall mean all present and future Laws pertaining to or imposing liability or standards of conduct concerning environmental protection, human health and safety, contamination or clean-up or the use, handling, generation, Release or storage of Hazardous Material, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended (to the extent relating to human exposure to Hazardous

22 Second Amended and Restated Credit Agreement Materials), the National Environmental Policy Act, as amended, and all analogous state or local statutes, (including, with respect to the Projects located in the State of New York, the New York State Environmental Quality Review Act, as amended), any state superlien Law and environmental clean-up Laws and all regulations adopted in respect of the foregoing Laws whether now or hereafter in effect. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended or as may be amended from time to time. “ERISA Affiliate” shall mean, in relation to any Person, any other Person under common control with the first Person, within the meaning of Section 4001(a)(14) of ERISA or Section 414 of the Code. “Erroneous Payment” has the meaning assigned to it in Section 10.12(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 10.12(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 10.12(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 10.12(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 10.12(d). “ESE” shall mean Solar Services Experts, LLC, a Delaware limited liability company. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person) from time to time. “Event of Default” shall have the meaning given to such term in Section 9.01. “Event of Loss” shall mean (a) an event which causes all or a material portion of an Asset of a Relevant Party to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever (including any covered loss under a casualty insurance policy) and (b) any compulsory transfer or taking, or transfer under threat of compulsory transfer, of any Asset of a Relevant Party pursuant to the power of eminent domain, condemnation or otherwise. “Event of Loss Project” shall have the meaning given to such term in the definition of “Customer Event.” “Excluded Prepaid Customer Agreement” shall mean all Prepaid Customer Agreements where the applicable prepayment of energy or lease payments under such Customer Agreement is payable prior to or upon the respective Project associated with such Customer Agreement being Placed in Service.

23 Second Amended and Restated Credit Agreement “Excluded Prepaid Projects” shall mean all Projects subject to an Excluded Prepaid Customer Agreement. “Excluded Property” shall mean: (a) all cash proceeds from any upfront solar energy incentive programs, including proceeds pursuant to the California Solar Initiative (which are not subject to state income tax), or any other state or local solar power incentive program which provides incentives that are substantially similar to those provided under the California Solar Initiative (and which are similarly not subject to state income tax); and (b) all cash proceeds from any Excluded Prepaid Customer Agreements. “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to any Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date after the Closing Date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.10(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.09(a), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.09(e), and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Exempt Customer Agreements” shall mean (a) any Customer Agreement which has unpaid Rents that are 120 days or more past due, (b) any Customer Agreement where (i) the Customer’s interest in the underlying host Property for the applicable Project has been sold or otherwise transferred without either the Customer purchasing the Project or the new owner assuming such Customer Agreement and (ii) the applicable Provider reasonably determines that the current Customer will not make any purchase payment due under the Customer Agreement and the new owner will refuse to assume such Customer Agreement but for a Payment Facilitation Agreement in respect thereof, (c) any Customer Agreement subject to a dispute between the Borrower or Fund IV Opco and the Customer which, in light of the facts and circumstances known at the time of such dispute, the Provider reasonably determines the Customer under such Customer Agreement could reasonably be expected to stop making Rent payments due under the Customer Agreement but for a Payment Facilitation Agreement, or (d) any Customer Agreement which has a Customer that has become eligible for and is receiving an income-qualified discount on his or her electricity rate from the applicable local utility. “Existing Credit Agreement” shall have the meaning given to such term in the Recitals.

24 Second Amended and Restated Credit Agreement “Existing Term Loans” shall have the meaning given to such term in the Recitals. “Expiration Date” shall mean, with respect to any Letter of Credit, the date of the expiration set forth therein. “Facility” shall mean each of (a) the Term Loan Commitments and the Term Loans made hereunder and (b) the LC Commitments and the LC Exposure hereunder. “FATCA” shall mean (i) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, (ii) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in (i) above, (iii) any agreements entered into pursuant to Section 1471(b)(1) of the Code, and (iv) any other agreement pursuant to the implementation of any treaty, law or regulation referred to in (i) or (ii) above with any Governmental Authority in the U.S. or any other jurisdiction. “Federal Funds Effective Rate” means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent and from three Federal funds brokers of recognized standing selected by the Administrative Agent. “Fee Letter” shall mean, collectively, (a) that certain fee letter, dated as of the Effectiveness Date, among the Borrower, the Sponsors and Silicon Valley Bank, and (b) any other fee letter entered into by the Borrower and a Lender Party in connection with this Agreement. “FERC” shall mean the Federal Energy Regulatory Commission, and any successor authority. “FICO® Score” shall mean, in respect of any Customer, a credit score obtained from (a) Experian Information Solutions, Inc., (b) Transunion, LLC, or (c) Equifax Inc., in each case, as obtained on or about the date such Customer entered into, or took an assignment of, such Customer Agreement. “Financial Statements” shall mean in relationship to any Person, its consolidated statements of operations and members’ equity, statements of cash flow and balance sheets. “First Amendment and Restatement Effectiveness Date” means July 19, 2022. “First Upsize LC Commitment” shall have the meaning given to such term in the Recitals. “First Upsize Term Loan Commitment” shall have the meaning given to such term in the Recitals.

25 Second Amended and Restated Credit Agreement “Firstar” shall mean Firstar Development, LLC. “Fitch” shall mean Fitch, Inc. “Floor” shall mean a rate of interest equal to 0.0%. “Foreign Lender” shall mean a Lender that is not a U.S. Person. “FPA” shall mean the Federal Power Act, as amended, and FERC’s regulations thereunder. “Fund IV Holdco” shall mean Level Solar Holdings IV LLC, a Delaware limited liability company. “Fund IV Model” shall mean the financial equity base case model agreed and accepted by Fund IV Opco, CT Investor and Firstar in respect of Firstar’s tax equity investment in Fund IV Opco. “Fund IV Opco” shall mean Level Solar Fund IV LLC, a Delaware limited liability company. “Fund 11 Model” shall mean the financial equity base case model agreed and accepted by Fund 11 Opco and Firstar in respect of Firstar’s tax equity investment in Fund 11 Opco. “Fund 11 Opco” shall mean RPV Fund 11 LLC, a Delaware limited liability company. “Fund 12 Opco” shall mean RPV Fund 12 LLC, a Delaware limited liability company. “Funding Account” shall have the meaning given to such term in the Depository Agreement. “GAAP” shall mean United States Generally Accepted Accounting Principles. “Governmental Authority” shall mean with respect to any Person, any supra- national, national, federal or state or local government or other political subdivision thereof or any entity, including any regulatory or administrative authority, agency, department or court or central bank, exercising executive, legislative, judicial, taxing, regulatory or administrative or quasi- administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Grant” shall mean a cash grant under section 1603 of the American Recovery and Reinvestment Tax Act of 2009, as amended. “Guarantor” shall mean Fund IV Holdco and each Wholly-Owned Opco.

26 Second Amended and Restated Credit Agreement “Guaranty and Security Agreement” shall mean that certain Second Amended and Restated Guaranty and Security Agreement, dated as of the Effectiveness Date, by and between Fund IV Holdco and the Collateral Agent, acting for the benefit of the Secured Parties. “Hazardous Material” shall mean any pollutant, contaminant or hazardous or toxic substance, material or waste that is regulated by or forms the basis of liability now or hereafter under, any Environmental Law, including any (a) petroleum, petroleum hydrocarbons, petroleum products, crude oil or any fraction or by-product derivatives; (b) flammable substances, explosives or radioactive materials; (c) asbestos or asbestos-containing materials in any form; (d) polychlorinated biphenyls; and (e) any other radioactive, hazardous, toxic or noxious substance, material, pollutant, emission or discharge or contaminant that, whether by its nature or its use, is subject to regulation or giving rise to liability or obligation under any Environmental Law. “Hedge Profile Repayment Date” shall mean the date upon which the Term Loans are shown to be finally repaid under the Base Case Model based on the assumption that all Cash Available for Debt Service is applied from the Maturity Date to pay Debt Service and otherwise prepay the Term Loans. “Holdco Membership Interests” shall mean all the outstanding limited liability company interests issued by Fund IV Holdco (including all Economic Interests and Voting Rights). “Illegality Notice” shall have the meaning given to such term in Section 3.11(a). “Indebtedness” shall mean, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of Property for which such Person or its Assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, surety bond or other similar instrument (unless secured in full by cash), or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests and any other payment required to be made in respect of any equity interests in any Person or rights or options to acquire any equity interests in any Person, but excluding any distributions required to be made (i) in respect of the outstanding class A membership interests issued by the Tax Equity Opco or (ii) to a Borrower or any Subsidiary in respect of the outstanding Opco Membership Interests or Holdco Membership Interests, (d) all obligations (including all amounts to be capitalized) under leases that constitute capital leases for which such Person is liable, (e) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as borrower, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss, (f) all obligations of such Person under conditional sale or other title retention agreements relating to Property or Assets acquired by such Person (even though the rights of the seller or lender thereunder may be limited in recourse), and (g) all guarantees of such Person in respect of any of the foregoing. The Indebtedness of a Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.

27 Second Amended and Restated Credit Agreement “Indemnified Amounts” shall have the meaning given to such term in Section 3.08(a). “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” shall have the meaning given to such term in Section 3.08(a). “Independent” shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of each of the Relevant Parties and any Affiliate thereof, (b) does not have any direct financial interest or any material indirect financial interest in any of the Relevant Parties or any Affiliate thereof, and (c) is not connected with any of the Relevant Parties or any Affiliate thereof as an officer, employee, member, manager, contractor, promoter, underwriter, trustee, partner, director or person performing similar functions. “Independent Engineer” shall mean DNV GL or any other Person from time to time appointed by the Administrative Agent to act as “Independent Engineer” for the purposes of this Agreement. “Ineligible Customer Reassignment” shall mean a Customer Agreement has been assigned and the assignee Customer has a FICO® Score of less than 650 as of the date of such assignment. “Information” shall have the meaning given to such term in Section 4.25(a). “Initial Commitments” shall have the meaning given to such term in the Recitals. “Initial Credit Agreement” shall have the meaning given to such term in the Recitals. “Initial LC Commitment” shall have the meaning given to such term in the Recitals. “Initial Term Loan Commitment” shall have the meaning given to such term in the Recitals. “Insurance Consultant” shall mean STANCE Renewable Risk Partners LLC or any other Person from time to time appointed by the Administrative Agent to act as “Insurance Consultant” for the purposes of this Agreement. “Insurance Policies” shall have the meaning given to such term in Section 5.13(a). “Interest Period” shall mean, for each Payment Date, the period from and including the preceding Payment Date (or, with respect to the initial such period for the Additional Term Loans, the date on which the Lenders make the amount of their Additional Term Loans available to the Administrative Agent pursuant to Section 2.01(d)) to but excluding such Payment Date.

28 Second Amended and Restated Credit Agreement “Interest Rate Determination Date” shall mean, with respect to any Interest Period, the second Business Day prior to the commencement of such Interest Period. “Interest Rate Hedging Agreement” shall mean any Swap Agreement entered into by the Borrower in the ordinary course of business and not for speculative purposes in order to effectively cap, collar or exchange interest rates (from floating to fixed rates) with respect to any interest-bearing liability or investment of the Borrower. “Investment Company Act” shall mean the United States Investment Company Act of 1940, as amended or as may be amended from time to time. “Involuntary Bankruptcy” shall mean any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, in which any Sponsor or any Relevant Party is a debtor or any Assets of any such entity is property of the estate therein. “IRS” means the United States Internal Revenue Service. “Issuing Banks” shall mean (a) Silicon Valley Bank, a division of First-Citizens Bank & Trust Company and (b) each other LC Lender as the Borrower may from time to time select as an Issuing Bank hereunder (provided that such LC Lender meets the Credit Requirements, shall be reasonably acceptable to the Administrative Agent and has agreed to be an Issuing Bank hereunder in a writing reasonably satisfactory to the Administrative Agent), each in its capacity as an issuer of Letters of Credit hereunder, in either case together with its permitted successors and assigns in such capacity. “ITC” shall mean the 30% investment tax credit under Section 48 of the Code. “ITC Basis Notification” shall mean the receipt by any Relevant Party or any Affiliate thereof of (a) any notification of any audit, examination, administrative proceeding or investigation by any Governmental Authority, or any “Information Document Request” or similar information or document request from the IRS or the Treasury, concerning the fair market value or eligible basis of any solar projects the Borrower or Fund IV Opco acquired, sold, leased, developed, constructed or operated or (b) written guidance directed to any Relevant Party or any Affiliate thereof from the IRS or the Treasury setting forth recommended values for any solar projects the Borrower or Fund IV Opco acquired, sold, leased, developed, constructed or operated. “Knowledge” whenever used in this Agreement or any of the Loan Documents, or in any document or certificate executed pursuant to this Agreement or any of the Loan Documents, (whether by use of the words “knowledge” or “known”, or other words of similar meaning, and whether or not the same are capitalized), shall mean, with respect to a Sponsor Party or any Relevant Party: (a) actual knowledge (which shall be deemed to include knowledge that would have been discovered after reasonable inquiry) of the Chief Executive Officer, Chief Financial Officer, and General Counsel of a Sponsor Party or any Authorized Officer of a Relevant Party, and (b) actual knowledge (which shall be deemed to include knowledge that would have been discovered after reasonable inquiry) of those officers, employees or other persons responsible for the day-to-day administration of the Projects, and the individuals who have responsibility for any

29 Second Amended and Restated Credit Agreement policy making, major decisions or financial affairs, or primary management or supervisory responsibilities, of any Sponsor Party or any Relevant Party. The Borrower shall cause each of its Subsidiaries to promptly notify it of any event or circumstance that would require the Borrower to provide notice to a Lender Party under the Loan Documents upon Knowledge of the Borrower. Any notice delivered to the Sponsor Parties or any Relevant Party by a Secured Party shall provide such Person with Knowledge of the facts included therein. “KWS 1” shall have the meaning given to such term in the Recitals. “KWS 2” shall have the meaning given to such term in the Recitals. “KWS 3” shall have the meaning given to such term in the Recitals. “Laws” shall mean, collectively, all international, foreign, Federal, state and local statutes, common law, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority, and all applicable administrative orders, decrees, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “LC Application” shall mean an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank, together with a Notice of LC Activity. “LC Availability Period” shall mean the period from the Closing Date to 30 days prior to the Maturity Date. “LC Commitment” shall mean, as to each LC Lender, its obligation to make an LC Loan to the Borrower pursuant to Section 2.02 in an aggregate principal amount of such LC Lender’s Existing LC Commitment and Additional LC Commitment at any one time outstanding, not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such LC Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement; provided, that the aggregate principal amount of the LC Lenders’ LC Commitments on the Effectiveness Date shall not exceed $6,965,073.13. “LC Commitment Fee” shall mean an amount equal to the product of 0.5% per annum and the average unused LC Commitment (regardless of whether any conditions for issuance, extension or increase of the Stated Amount of a Letter of Credit could then be met and determined as of the close of business on any date of determination), for each day from the Closing Date through the expiration or earlier termination of the LC Availability Period. “LC Documents” shall mean, as to any Letter of Credit, each LC Application and any other document, agreement and instrument entered into by the applicable Issuing Bank and the Borrower or in favor of such Issuing Bank and relating to such Letter of Credit. “LC Exposure” shall mean, with respect to any LC Lender as of the date of determination, the sum of the aggregate amount of all participations by that Lender in (a) the Stated

30 Second Amended and Restated Credit Agreement Amount of all Letters of Credit issued and outstanding at such time that have not been Cash Collateralized, plus (b) the aggregate amount of all unreimbursed Drawing Payments made in respect of Letters of Credit at such time, plus (c) the aggregate outstanding principal amount of all LC Loans at such time. “LC Lender” shall mean a Lender with an LC Commitment, which as of the Effectiveness Date is as set forth on Schedule 2.01. “LC Loan” shall have the meaning set forth in Section 2.02(c)(ii). “Lender” shall have the meaning given to such term in the preamble hereto and shall include any Term Lender and LC Lender (other than any Person that has ceased to be a party hereto pursuant to an Assignment and Assumption) and any other Person that shall have become a party hereto as a Lender pursuant to an Assignment and Assumption. “Lender Parties” shall mean any Agent, each Lender and each Issuing Bank. “Lending Office” shall mean, with respect to each Lender, such Lender’s address and, as appropriate, account on file with the Administrative Agent, or such other address or account as such Lender may from time to time notify to the Administrative Agent. “Level Solar Acquisition” shall have the meaning given to such term in the Recitals. “Level Solar Acquisition Documents” shall mean the Level Solar Purchase and Sale Agreement and all other documents relating to the Level Solar Acquisition. “Level Solar Purchase and Sale Agreement” shall mean that certain Secured Creditor Membership Interest Sale and Purchase Agreement, dated as of July 12, 2022 , among NY Green Bank, a division of the New York State Energy Research and Development Authority, and the Borrower, as buyer. “Letter of Credit” shall mean a standby letter of credit substantially in the form of Exhibit K governed by the laws of the State of New York and issued by the Issuing Bank under the total aggregate LC Commitment pursuant to Section 2.02(a)(i). “Lien” shall mean, with respect to any Property or Assets, any lien, hypothecation, encumbrance, assignment for security, charge, mortgage, pledge, security interest, conditional sale or other title retention agreement or similar lien. “Limited Liability Company Agreement” shall mean the respective limited liability company agreement or operating agreement of the Borrower, each Wholly-Owned Opco and the Tax Equity Opco. “Loan Documents” shall mean, collectively, this Agreement, the Notes, if any, each Fee Letter, the Collateral Documents, the Secured Interest Rate Hedging Agreements, the Backup Servicer Agreement, and all other documents, agreements or instruments executed in connection with the Obligations. For the avoidance of doubt, the term “Loan Documents” shall not include the Portfolio Documents.

31 Second Amended and Restated Credit Agreement “Loan Parties” shall mean the Borrower, each Pledgor, and each Guarantor. “Loans” shall mean the Term Loans and the LC Loans. “Lockbox Account” shall mean a deposit account or securities account in the name of the Borrower or Fund IV Opco into which all Rents and other operating revenues paid to the Borrower or Fund IV Opco, as applicable, shall be deposited. “Loss Proceeds” shall mean all amounts and proceeds (including instruments) from an Event of Loss received by the Loan Parties, including, without limitation, insurance proceeds or other amounts actually received, except proceeds of business interruption insurance. “Maintenance Services Agreements” shall mean individually and collectively, as the context requires, (a) each agreement listed on Schedule 4.25(e), (b) each Transition Services Agreement, and (c) any replacement thereof in form and substance satisfactory to the Administrative Agent. “Major Decision” shall mean, as to Fund IV Opco, any of the decisions contemplated to be made in any the Limited Liability Company Agreement for Fund IV Opco which require a vote by or the consent or approval of all or a supermajority or majority of the members or the Tax Equity Members of Fund IV Opco. “Major Maintenance Reserve Account” shall have the meaning given to it in the Depository Agreement. “Management Standard” shall mean, with respect to a Provider, the requirement for such Provider to perform its duties in accordance with applicable Law and in accordance with Prudent Industry Practice. “Managing Member Membership Interests” shall mean all of the outstanding managing member membership interests issued by the Tax Equity Opco (including all Economic Interests and Voting Rights applicable to the managing member). “Master Purchase Agreements” shall mean individually and collectively, as the context requires, (a) that certain Master Engineering, Procurement and Construction Agreement, dated as of April 9, 2015, by and between NRG Residential Solar Solutions, LLC and RPV Fund 11 LLC and (b) that certain Development, EPC and Purchase Agreement, dated as of April 30, 2015, by and between NRG Residential Solar Solutions, LLC and RPV Fund 13, LLC. “Material Adverse Effect” shall mean, (a) a material adverse effect upon the business, operations, Property, Assets or condition (financial or otherwise) of the Borrower or any Loan Party, or (b) the material impairment of the ability of any Loan Party or any Sponsor Party to perform its obligations under any Loan Document, (c) a material adverse effect on the legality, validity or enforceability of any of the (i) Loan Documents or the rights and remedies of any Secured Party under any of the Loan Documents (including the validity, perfection or priority of the Collateral Agent’s Liens on the Collateral) or (ii) Limited Liability Company Agreements or Sponsor Guaranties, or (d) a material adverse effect on the use, value or operation of the Projects owned or leased by Fund IV Opco.

32 Second Amended and Restated Credit Agreement “Maturity Date” shall mean the seventh (7th) anniversary of the Closing Date. “Maximum Rate” shall have the meaning given to such term in Section 11.18. “Membership Interests” shall mean the Borrower Membership Interests, the Holdco Membership Interests and the Opco Membership Interests. “Moody’s” shall mean Moody’s Investors Service, Inc. “Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA. “Net Available Amount” shall mean, with respect to (a) any Asset sale by a Relevant Party or (b) the issuance or incurrence of any Indebtedness by any Relevant Party, the sale proceeds, debt proceeds or other amounts received in connection therewith net of any (i) such sale proceeds, debt proceeds or other amounts required to be allocated to a Tax Equity Member pursuant to a Tax Equity Document and (ii) reasonable and documented transaction or collection expenses (as applicable). “Non-Agreed System Services” shall, with respect to a Project, have the meaning given to it in each applicable Maintenance Services Agreement or, if not defined in such Maintenance Service Agreement, mean any services relating to such Project that are outside the scope of services to be provided by the Provider under such Maintenance Service Agreement. “Non-Consenting Lender” shall mean any Lender that does not approve any consent, waiver or amendment that, in each case, (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) otherwise has been approved by the Required Lenders. “Non-Routine Services” shall, with respect to a Project, have the meaning given to it in each applicable Maintenance Services Agreement or, if not defined in such Maintenance Service Agreement, mean any non-routine services relating to such Project described under such Maintenance Service Agreement. “Non-Routine Services Account” shall mean (a) each “Non-Routine Services Account”, “Non-Agreed Services Account” or similar such accounts as described and/or defined in the applicable Tax Equity Documents for the Tax Equity Opco and (b) the Spruce Non-Routine Services Account. “Note” shall have the meaning given to such term in Section 2.04. “Notice of LC Activity” shall have the meaning set forth in Section 2.02(b)(i). “NRG Transition Services Agreement” shall mean that certain Transition Services Agreement, dated as of the Closing Date, between NRG Residential Solar Solutions, LLC and RPV Holding.

33 Second Amended and Restated Credit Agreement “Obligations” shall mean the principal amount of the Loans, accrued interest thereon and all advances to, fees, costs, expenses and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document (including the Secured Hedging Obligations, Erroneous Payment Subrogation Rights, any premium, reimbursements, Drawing Payments, damages, expenses, fees, costs, charges, disbursements, indemnities, and other liabilities) or otherwise with respect to any Loan, Letter of Credit or Secured Interest Rate Hedging Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that would accrue on any of the foregoing during the pendency of any bankruptcy or related proceeding with respect to any Loan Party. “Officer’s Certificate” shall mean a certificate signed by any Authorized Officer of the Borrower and delivered to the Administrative Agent. “OID” shall have the meaning given to such term in Section 3.09(g). “Opcos” shall mean the Borrower and Fund IV Opco. “Opco Membership Interests” shall mean (a) all of the Wholly-Owned Membership Interests, (b) all of the Managing Member Membership Interests, and (c) all other membership interests issued by Fund IV Opco that have been acquired by Fund IV Holdco or where the Tax Equity Member has withdrawn (including all acquired Economic Interests and Voting Rights). “Opco Representations” shall mean the representations set forth in Annex B-1. “Operating Account” shall have the meaning given to such term in the Depository Agreement. “Operating Budget” shall mean the operating budget for the Relevant Parties set out under Section 5.01(e)(i) and as approved when required by the Administrative Agent. “Operating Expenses” shall mean for any applicable period, all expenses and other amounts in the nature of expenses incurred by the Borrower, the Wholly-Owned Opco and, except (in order to avoid double counting) where used in the definition of “Cash Available for Debt Service,” Fund IV Opco during that period on a cash basis, including (without duplication) (a) payments under the Backup Servicer Agreement, the Maintenance Services Agreements (other than the Tredegar Maintenance Services Agreement) and the other Project Documents (including, without duplication, all Services Fees, amounts funded into a Non-Routine Services Account and capital expenditures but, to avoid double counting, excluding Service Fees paid with amounts disbursed from a Non-Routine Services Account), (b) payments to comply with Laws (including Environmental Laws), (c) insurance premiums to the extent not covered in the Services Fees under the Maintenance Services Agreements, (d) Taxes (including payments in lieu of taxes), and (e) any other fee, cost and expense incurred in connection with (i) ownership, leasing and operation of the Projects held by the Wholly-Owned Opco and, except (in order to avoid double counting) where used in the definition of “Cash Available for Debt Service,” Fund IV Opco and (ii) the ownership of the Membership Interests (including Additional Expenses and fees, costs, indemnities and expenses payable to the Secured Parties pursuant to Section 4.02(a)(i) of the Depository

34 Second Amended and Restated Credit Agreement Agreement), but excluding (A) Debt Service and (B) expenses and amounts in the nature of expenses which are paid with the proceeds of Excluded Property or a contribution by or on behalf of the Cash Diversion Guarantors or Pledgors as required pursuant to the Cash Diversion Guaranty. “Operating Revenues” shall mean for any applicable period, all Borrower Collections during that period on a cash basis but excluding (without duplication) any Borrower Collections consisting of, or derived from, the following: (a) any capital contribution or any other amounts contributed to the Relevant Parties by the Sponsors, the Pledgors or their Affiliates; (b) the proceeds of the Loans or any other Indebtedness incurred by a Relevant Party; (c) any net payments to the Borrower under an Interest Rate Hedging Agreement; (d) the proceeds of the sale, assignment or other disposition of any Collateral or other Asset of a Relevant Party (other than (i) ordinary course sales of power or the leasing of a photovoltaic system pursuant to the Customer Agreements and (ii) PBI Payments); (e) proceeds of any Customer Event, Defaulted Project or Defaulted REC Contract, including any termination payment, elective prepayment or purchase payments; (f) Loss Proceeds and any other insurance proceeds (other than business interruption proceeds) and proceeds of any warranty claims arising from manufacturer, installer and other warranties; (g) any other proceeds or other amounts that are required to be mandatorily prepaid pursuant to Section 3.03; and (h) any Excluded Property and the proceeds thereof. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.10(b)).

35 Second Amended and Restated Credit Agreement “P50 Production” shall mean the production volume based on the P50 one (1) year confidence levels for Eligible Projects in the Project Pool reflected in the Base Case Model. “Participant” shall have the meaning given to such term in Section 11.05(d)(i). “Participant Register” shall have the meaning given to such term in Section 11.05(d)(ii). “Party” shall mean the Borrower, the Lenders, the Administrative Agent and the Issuing Banks. “PATRIOT Act” shall have the meaning given to such term in Section 11.12. “Payment Date” shall mean (a) each January 31, April 30, July 31 and October 31 of each year falling after the Closing Date, or if any such day is not a Business Day, the immediately preceding Business Day and (b) the Maturity Date. “Payment Facilitation Agreement” shall have the meaning given to such term in Section 6.10(a)(i). “Payment Recipient” shall have the meaning given to such term in Section 10.12(a). “PBI Documents” shall mean (a) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the performance based incentive program maintained by such PBI Obligor and the procurement of PBI Payments and (b) all approvals, agreements and other writings evidencing (i) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (ii) that the PBI Obligor is obligated to pay PBI Payments, and (iii) the rate and timing of such PBI Payments. “PBI Obligor” shall mean any utility or Governmental Authority maintaining or administering a renewable energy program designed to incentivize the installation of photovoltaic systems and use of solar generated electricity that has approved and is obligated to make PBI Payments to the owner of the related photovoltaic system. “PBI Payments” shall mean all payments due by the related PBI Obligor under or in respect of such PBI Documents. “Periodic Term SOFR Determination Day” shall have the meaning given to such term in the definition of “Term SOFR”. “Permits” shall mean any and all franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required to be obtained from a Governmental Authority under any Law, rule or regulation (including those required to interconnect a Project to the applicable distribution or transmission grid). “Permitted Indebtedness” shall have the meaning given to such term in Section 6.01.

36 Second Amended and Restated Credit Agreement “Permitted Liens” shall mean: (a) Liens imposed by any Governmental Authority for taxes, assessments or other governmental charges (i) that are not yet due or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted (and enforcement of such Lien shall have been stayed) so long as (A) such proceeding shall not involve any material risk of the sale, forfeiture or loss of any part of any Project and shall not interfere with the use or disposition of any Project and (B) the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security. (b) mechanics’, materialmen’s, repairmen’s and other similar liens arising in the ordinary course of business or incident to the construction, improvement or restoration of a Project in respect of obligations (i) that are not yet due or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted (and enforcement of such Lien shall have been stayed) so long as (A) such proceedings shall not involve any material risk of forfeiture, sale or loss of any part of such Project and shall not interfere with the use or disposition of any Project, and (B) the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security; (c) minor defects, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and that are not incurred to secure Indebtedness and encumbrances, licenses, restrictions on the use of Property or minor imperfections in title that do not materially impair the Property affected thereby for the purpose for which title was acquired or interfere with the operation and maintenance of a Project; (d) judgment Liens that (i) do not involve any material risk of the sale, forfeiture or loss of any part of any Project and do not interfere with the use or disposition of any Project, (ii) are being contested in good faith and by appropriate appeal or review proceedings (and execution thereof is stayed pending such appeal or review), (iii) the payment thereof is fully covered by adequate reserves in accordance with GAAP, bonds or other security, and (iv) could not reasonably be expected to result in an Event of Default; (e) deposits or pledges required to secure the performance of statutory obligations, appeals, supersedes and other bonds in connection with judicial or administrative proceedings and other obligations of a like nature not in excess of $50,000 in the aggregate; (f) zoning, entitlement, conservation restrictions and other land use and environmental Laws by Governmental Authorities that do not involve any material risk of the sale, forfeiture or loss of any part of any Project and do not interfere with the use or disposition of any Project, and provided that the relevant owner of legal title to a Project is not in violation thereof; (g) statutory Liens of banks (and rights of set off) not securing Indebtedness and incurred in the ordinary course of business; (h) Liens created pursuant to the Loan Documents; and (i) in respect of the Tax Equity Opco only, Liens permitted under the terms of the Tax Equity Documents to the extent not included in clauses (a) through (h) of this definition

37 Second Amended and Restated Credit Agreement of “Permitted Liens” that (i) have been approved in writing by the Administrative Agent or (ii) subject to Section 6.15, when taken together, could not reasonably be expected to result in a material adverse effect upon the business, operations, Assets or condition (financial or otherwise) of the Tax Equity Opco. “Permitted REC Contract” shall mean any (i) each REC Contract set forth on Schedule 4.25(c) and Schedule 4.25(d) and (ii) any REC Contract (including any spot sale of RECs) entered into by the Borrower, Fund IV Opco or Fund IV Holdco with a REC Purchaser for the sale of RECs that meet the following conditions: (a) the RECs sold under such REC Contract shall be limited to the RECs actually produced by the Projects owned by such Person and shall not include any RECs contracted to be sold under any other REC Contract, (b) the RECs sold under such REC Contract shall be subject to an irrevocable forward transfer (or other equivalent transfer) in favor of the REC Purchaser, (c) the recourse of the applicable REC Purchaser to such Person shall be expressly limited to the RECs sold under such REC Contract and the proceeds thereof, (d) such REC Contract shall include a covenant from the REC Purchaser not to petition for the bankruptcy of the applicable Person, and (e) other than in respect of any spot sale of RECs entered into in the ordinary course of business, no Default or Event of Default has occurred and is continuing at the time such REC Contract is entered into. “Permitted Transferee” shall mean a Person that either is: (a) a public company with (i) a market capitalization of at least $1,000,000,000, (ii) renewable power assets of at least 200 MW, and (iii) at least three (3) years of experience owning or managing either (A) 100 MW of non-utility solar projects (e.g., residential, commercial and industrial, and community solar projects) or (B) 50 MW of non-utility solar projects (e.g., residential, commercial and industrial, and community solar projects); provided that this clause (B) shall be available only if such Person has renewable power assets of at least 500 MW; (b) a Person with (i) assets under management of at least $1,000,000,000, (ii) renewable power assets of at least 200 MW, and (iii) at least three (3) years of experience owning or managing either (A) 100 MW of non-utility solar projects (e.g., residential, commercial and industrial, and community solar projects) or (B) 50 MW of non-utility solar projects (e.g., residential, commercial and industrial, and community solar projects); provided that this clause (B) shall be available only if such Person has renewable power assets of at least 500 MW; or (c) Tesla, Inc., Sunnova Energy Corporation, Sunrun, Inc. or Vivint Solar, Inc.; and such Person is (x) not a Blocked Person, (y) has provided a guarantee in favor of the Collateral Agent in substantially the same form and consisting of the same terms as the Cash Diversion Guaranty and (z) satisfies customary “know your customer” requirements of the Administrative Agent and the Lenders. “Person” shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

38 Second Amended and Restated Credit Agreement “Placed in Service” shall mean, in respect of a Project, that it has been placed in service for U.S. federal tax purposes, including that it has been placed in a condition or state of readiness and availability for its specifically assigned function of generating electricity from solar energy and specifically that (a) all necessary Permits for operating such Project have been obtained (including permission to operate from the applicable local utility), (b) all critical tests necessary for proper operation of such Project have been performed, (c) legal title to such Project is held by a Subsidiary (and title and control of such Project has been handed over by the installer under the applicable installation agreement), (d) initial synchronization of such Project to the grid has occurred, and (e) daily operation of such Project has begun. “Plan” shall mean an “employee benefit plan” within the meaning of Section 3(3) of ERISA which is subject to Title I of ERISA; a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Laws; and an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement. “Pledge Agreement” shall mean that certain Pledge Agreement, dated as of the Closing Date, by and among the Pledgors and the Collateral Agent, acting for the benefit of the Lenders. “Pledge and Security Agreement” shall mean that certain Amended and Restated Pledge and Security Agreement, dated as of the Effectiveness Date, by and among the Borrower and the other Loan Parties party thereto and the Collateral Agent, acting for the benefit of the Secured Parties. “Pledgor” and “Pledgors” shall have the meaning given to such term in the Recitals. “Portfolio Concentration Limits” shall mean, with respect to Eligible Projects (a) the capacity weighted average FICO® Score of all Customers under the Customer Agreements for such Eligible Projects is less than 750 and (ii) no greater than twenty percent (20%) of all Customers under the Customer Agreements for such Eligible Projects have a capacity weighted average FICO® Score of between 650 and 699. “Portfolio Documents” shall mean (a) the Project Documents, (b) the Tax Equity Documents, and (c) the Wholly-Owned Documents. “Portfolio Value” shall mean, as of the date of determination, the remaining present value of the projected Cash Available for Debt Service from the Eligible Projects, PBI Payments and Eligible REC Contracts, and Operating Expenses from all other Projects, in the Project Pool as set forth in the Base Case Model (updated as of such determination date) for each quarterly payment period during the remaining term of the Customer Agreements (not to exceed twenty (20) years and assuming no contract renewals), discounted at the higher of (a) six percent (6.0%) per annum and (b) the swapped interest rate of the Loans plus the Applicable Margin. “Prepaid Customer Agreement” shall mean a Customer Agreement with respect to which the amounts due from the Customer over the initial term of such Customer Agreement in respect of the delivery of Energy, or the lease of the Project, have been prepaid.

39 Second Amended and Restated Credit Agreement “Prime Lending Rate” shall mean the rate which the Administrative Agent or one of its bank affiliates announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by the Administrative Agent or its bank affiliates, which may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate. “Project” shall mean a residential photovoltaic system including photovoltaic panels, racking systems, wiring and other electrical devices, conduit, weatherproof housings, hardware, inverters, remote operating equipment, connectors, meters, disconnects, over current devices and battery storage (including any replacement or additional parts included from time to time) and, unless the context otherwise requires a reference to such residential photovoltaic system only, shall include the applicable Customer Agreement and PBI Documents related to such photovoltaic system and all other related rights, Permits and manufacturer, installer and other warranties applicable thereto. “Project Default Rate” shall mean, from the Effectiveness Date through the date of calculation, a ratio, expressed as a percentage, the numerator of which is the number of Projects owned by the Opcos that are Defaulted Projects as of the applicable date of calculation and the denominator of which is the number of Eligible Projects owned by the Opcos during such period. “Project Default Rate Threshold” shall mean, for any period ending on a Calculation Date, a Project Default Rate of 0.4% per annum calculated on a cumulative basis for each such period from the Closing Date through such Calculation Date. “Project Documents” shall mean (a) each Customer Agreement (including any Payment Facilitation Agreement), (b) all PBI Documents, (c) all REC Contracts, and (d) each Master Purchase Agreement. “Project Information” shall mean the information listed on Schedule A, to be provided and updated in connection with each Project owned by the Opcos in accordance with Section 8.01. “Project Pool” shall mean all the Projects owned by the Opcos. “Project State” shall mean each state of the United States of America listed under Schedule 4.23(l). “Project Transfer Agreement” shall mean individually and collectively, as the context requires, each “Assignment, Assumption and Transfer Agreement” providing for the transfer of Projects to the Tax Equity Opco which have been sold pursuant to a Capital Contribution Agreement or a Master Purchase Agreement, as applicable, inclusive of all supplements thereto in respect of the Projects in the Project Pool. “Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

40 Second Amended and Restated Credit Agreement “Provider” shall mean, individually and collectively, (a) each Transition Services Provider, (b) any provider under any Maintenance Services Agreement, (c) or any replacement provider appointed in accordance with the terms and conditions herein. “Prudent Industry Practices” shall mean, with respect to any Project, those practices, methods, acts, equipment, specifications and standards of safety and performance, as they may change from time to time, that (a) are commonly used to own, manage, repair, operate, maintain and improve distributed solar energy generating facilities and associated facilities of the type that are similar to such Project, safely, reliably, prudently and efficiently and in material compliance with applicable requirements of Law and manufacturer, installer and other warranties and (b) are consistent with the exercise of the reasonable judgment, skill, diligence, foresight and care expected of a distributed solar energy generating facility operator or manager in order to accomplish the desired result in material compliance with applicable safety standards, applicable requirements of Law, manufacturer, installer and other warranties and the applicable Customer Agreement, in each case, taking into account the location of such Project, including climate change-related, environmental and general conditions. “Prudent Industry Practices” are not intended to be limited to certain practices or methods to the exclusion of others, but are rather intended to include a broad range of acceptable practices, methods, equipment specifications and standards used in the photovoltaic solar power industry during the relevant time period. “PUHCA” shall mean the Public Utility Holding Company Act of 2005, as amended, and FERC’s regulations thereunder. “Purchase and Sale Agreements” shall mean the Clearway Purchase and Sale Agreement and the Level Solar Purchase and Sale Agreement. “Qualified REC Purchaser” shall mean (a) NRG Residential Solar Solutions, LLC and (b) any REC Purchaser that (i) has received a credit rating from one or more of S&P or Moody’s and neither such credit rating is respectively lower than BBB- or Baa3 or, if such Person has a credit rating from one or more of S&P or Moody’s respectively lower than BBB- or Baa3, such Person’s obligations under the REC Contract are guaranteed by an Acceptable REC Guaranty from a Person who has received a credit rating from one or more of S&P or Moody’s, neither of which is respectively lower than BBB- or Baa3, (ii) has provided a letter of credit from an Acceptable Bank, which is in form and substance satisfactory to the Administrative Agent, to support its obligations under the REC Contract and such letter of credit is in full force and effect, or (iii) is otherwise acceptable to the Administrative Agent and the Lenders in their sole discretion. “Qualifying Facility” shall mean a “qualifying facility” as defined in the regulations of FERC at 18 C.F.R. § 292.101(b)(1) that also qualifies for the regulatory exemptions from the FPA set forth at 18 C.F.R. § 292.601(c), including the exemption from regulation under Sections 205 and 206 of the FPA set forth at 18 C.F.R. § 292.601(c)(1), the regulatory exemptions from PUHCA set forth at 18 C.F.R. § 292.602(b) and the exemptions from certain state laws and regulations set forth at 18 C.F.R. § 292.602(c). “Quarterly Portfolio Report” shall have the meaning given to such term in Section 5.01(a)(iii)(A).

41 Second Amended and Restated Credit Agreement “REC” shall mean a renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a Project’s generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a state’s renewable portfolio standard and in each case resulting from the avoidance of the emission of any gas, chemical, or other substance attributable to the generation of solar energy by a Project (including renewable energy credits sold under a forward sale agreement), but specifically excluding any and all production tax credits, investment tax credits, grants in-lieu of tax credits and other tax benefits and any performance based incentives paid under a program maintained or administered by a PBI Obligor (including any renewable energy certificates that are the basis for PBI Payments or to which a PBI Obligor is given title to under a performance based incentive program). “REC Contract” shall mean a contract for the purchase of RECs and/or the related Reporting Rights. “REC Contract Consent” shall mean for each REC Contract entered into by the Borrower, Fund IV Holdco or a Wholly-Owned Opco requiring the consent of the REC Purchaser for the collateral assignment of such contract to the Collateral Agent, a consent to collateral assignment in form and substance satisfactory to the Administrative Agent and the Collateral Agent. “REC Purchaser” shall mean the purchaser of RECs and/or the related Reporting Rights under a REC Contract. “Recapture End Date” shall mean, in respect of any Opco, the end of the applicable Recapture Period for the last Project owned or leased by such Opco to be Placed in Service. “Recapture Period” shall mean, in respect of a Project, the period from the Closing Date through the fifth anniversary of the date that the applicable Project is Placed in Service. “Recipient” shall mean (a) an Agent, (b) any Lender, (c) an Issuing Bank, or (d) any other Secured Party, as applicable. “Register” shall have the meaning given to such term in Section 11.05(c). “Reimbursement Date” shall have the meaning set forth in Section 2.02(c)(ii). “Related Party” shall mean, with respect to any Person, each of such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” shall mean any disposing, discharging, injecting, spilling, leaking, leaching, dumping, pumping, pouring, emitting, escaping, emptying, seeping, migrating, placing and the like, into, under, through or upon any land or water or air, or otherwise entering into the environment, or the threat thereof. “Relevant Member Action” means, with respect to any matter relating to the Tax Equity Opco with respect to which the organizational documents of such Tax Equity Opco (or any

42 Second Amended and Restated Credit Agreement other contract, agreement, or instrument) grant voting, approval or consent rights to the Fund IV Holdco, or otherwise provide Fund IV Holco with the ability, or otherwise permit Fund IV Holdco, to cause the Tax Equity Opco to take, or restrict the Tax Equity Opco from taking, any action, the exercise by any Loan Party, in its capacity as sole member of Fund IV Holdco, of such voting, approval, consent or other rights; provided that for purposes of Article V and Article VI, if any voting, approval, or consent is required to be taken pursuant to the organizational documents of the Tax Equity Opco, Fund IV Holdco’s fiduciary duties (to the extent applicable given any elections set forth in such organizational documents) or as otherwise required by applicable Laws, the “Relevant Member Action” shall be deemed to have been taken; provided further, that for purposes of Article VII, if any voting, approval, or consent is required to be taken pursuant to the organizational documents of the Tax Equity Opco, Fund IV Holdco’s fiduciary duties (to the extent applicable given any elections set forth in such organizational documents) or as otherwise required by applicable Laws, the “Relevant Member Action” shall not be deemed to have been taken. “Relevant Governmental Body” shall mean the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York or any successor thereto. “Relevant Party” shall mean each of the Loan Parties and the Tax Equity Opco. “Rents” shall mean the monies owed to the applicable Relevant Party by the Customers pursuant to the Customer Agreements, including any lease payments under any solar lease agreement and power purchase payments under any solar power service agreement or solar power purchase agreement that is a Customer Agreement. “Replaced Hedge Provider” shall have the meaning given to such term in Section 3.10(b). “Replacement Hedge Provider” shall have the meaning given to such term in Section 3.10(b). “Reporting Right” shall mean the right of a Person that owns a REC to report that it owns such REC (a) to any Governmental Authority or other Person under any emissions trading or reporting program, public or private, having jurisdiction over, or otherwise charged with overseeing or reviewing the activities of, such Person in respect of such REC, and (b) to customers or potential customers for the purposes of marketing and advertising. “Required Facility Lenders” shall mean, with respect to any Facility, at least two Lenders (or all Lenders if there is only one Lender), other than Defaulting Lenders, representing more than 50% of the Commitments, Loans and LC Exposure, as the case may be, outstanding under such Facility. “Required Lenders” shall mean at least two Lenders (or all Lenders if there is only one Lender), other than Defaulting Lenders, representing more than 50% of the aggregate amount of (and for the avoidance of doubt, taken together) Commitments, Loans and LC Exposure outstanding.

43 Second Amended and Restated Credit Agreement “Required Non-Routine Services Amount” shall have the meaning given to such term in the Depository Agreement. “Resignation Effective Date” shall have the meaning given to such term in Section 10.06(a). “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” shall mean (a) any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, Property, securities or a combination thereof, to an owner of a beneficial interest in such Person or otherwise with respect to any ownership or equity interest or security in or of such Person and (b) any payments on subordinated debt contemplated by Section 6.01(d). “RPV 1” shall mean RPV 1 LLC, a Delaware limited liability company. “RPV 2” shall mean RPV 2 LLC, a Delaware limited liability company. “RPV Holding” shall mean RPV 1 Holdco LLC, a Delaware limited liability company. “S&P” shall mean Standard & Poor’s Financial Services, LLC, a subsidiary of the McGraw-Hill Companies, Inc. “Sanctioned Country” shall mean any country or territory that is the subject of a general export, import, financial or investment embargo under any Sanctions. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Sanctions Authority. “Sanctions Authority” shall mean (a) the United States, (b) the United Nations Security Council, (c) the European Union, (d) the United Kingdom, or (e) the respective governmental institutions of any of the foregoing including, without limitation, Her Majesty’s Treasury, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce, the U.S. Department of State and any other agency of the U.S. government. “Sanctions List” shall mean any of the lists of specifically designated nationals or designated or sanctioned individuals or entities (or equivalent) issued by any Sanctions Authority, each as amended, supplemented or substituted from time to time (including the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the U.S. Department of the Treasury). “Secured Hedge Provider” shall have the meaning given to such term in the Collateral Agency Agreement.

44 Second Amended and Restated Credit Agreement “Secured Hedging Obligations” shall mean the obligations of the Borrower under the Secured Interest Rate Hedging Agreements. “Secured Interest Rate Hedging Agreement” shall mean each Interest Rate Hedging Agreement entered into by the Borrower with a Secured Hedge Provider. “Secured Party” shall have the meaning given to such term in the Collateral Agency Agreement. “Serial Defect” shall have the meaning given to such term in the Depository Agreement. “Services Fee” shall mean for each Opco the sum of (a) all periodic payments for included services under the Maintenance Service Agreements for such Opco, and (b) any amounts paid to Provider under a Maintenance Services Agreement as reimbursement for any Non-Routine Services or Non-Agreed System Services. “Servicer Termination Event” shall mean: (a) failure by the Provider to make any payment, transfer or deposit required to be made under terms of Section 5.16 or a Maintenance Services Agreement within five (5) Business Days of the date required; (b) failure by the Provider to deliver the Provider’s reports referred to in Section 5.01(a)(iv) within ten (10) Business Days of date required to be delivered; (c) an event of default (howsoever described) or right or cause to remove the Provider arises under a Maintenance Services Agreement; (d) an event described in Section 9.01(e) or 9.01(f) occurs with respect to a Provider; (e) any (i) representation or warranty made by the Provider in the Maintenance Services Agreements, or any Financial Statement or certificate, report or other writing furnished pursuant thereto, or (ii) certificate, report, any Financial Statement or other writing made or prepared by, under the control of or on behalf of the Provider shall prove to have been untrue or misleading in any material respect as of the date made; provided, however, that if any such misstatement is capable of being remedied and has not caused a Material Adverse Effect, such Provider may correct such misstatement by curing such misstatement (or the effect thereof) and delivering a written correction of such misstatement, in a form and substance satisfactory to the Administrative Agent, within thirty (30) days of (x) obtaining Knowledge of such misstatement or (y) receipt of written notice from a Relevant Party or the Administrative Agent of such default; (f) the Provider ceases to be in business of monitoring or maintaining energy equipment of a type comparable to the Projects; (g) at all times that an Affiliate of the Sponsors is the Provider, an Event of Default shall have occurred and is continuing;

45 Second Amended and Restated Credit Agreement (h) the Debt Service Coverage Ratio is less than 1.05 to 1.00 on any Payment Date; and (i) Termination of a Maintenance Services Agreement by an Opco (including by a Tax Equity Member on its behalf) other than at its normal expiry date in accordance with its terms. “SHC 1” shall have the meaning given to such term in the Recitals. “SHC 2” shall have the meaning given to such term in the Recitals. “SHC 3” shall have the meaning given to such term in the Recitals. “Similar Law” shall mean the provisions under any federal, state, local, non-U.S. or other Laws or regulations that are similar to the fiduciary responsibility provisions of Title I of ERISA or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code. “SOFR” shall mean a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” shall mean the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day” shall have the meaning set forth in the definition of “Daily Simple SOFR”. “SOFR Loan” shall mean a Loan that bears interest at a rate based on Adjusted Term SOFR, other than, pursuant to clause (c) of the definition of “Base Rate Loan”. “SOFR Rate Day” shall have the meaning set forth in the definition of “Daily Simple SOFR” “Sponsor Guaranty” shall mean individually and collectively, each guaranty in favor of a Tax Equity Member listed on Schedule 4.25(c). “Sponsor Parties” shall mean each Cash Diversion Guarantor and each Provider that is an Affiliate of the Borrower. “Spruce Non-Routine Services Account” shall have the meaning given to such term in the Depository Agreement. “Standard Rate” shall mean (a) for any Benchmark Loan, during each Interest Period applicable thereto, the per annum rate equal to the sum of the then-current Benchmark plus the Applicable Margin and (b) for any Base Rate Loan, during each Interest Period applicable

46 Second Amended and Restated Credit Agreement thereto, the per annum rate equal to the sum of the Base Rate for such Interest Period plus the Applicable Margin. “Standing Instructions” shall have the meaning assigned to such term in Section 5.25(g). “Stated Amount” shall mean, with respect to any Letter of Credit at any time, the total amount in U.S. Dollars available to be drawn under such Letter of Credit at such time. “Subsidiaries” shall mean Fund IV Holdco and Fund IV Opco. “Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions. “Tangible Net Worth” shall mean with respect to any Person, (a) all shareholders’ equity in such Person and its wholly-owned subsidiaries, determined on a consolidated basis in accordance with GAAP (less the value of all assets properly classified as intangible assets under GAAP) or (b) if such Person is a fund or similar entity, (i) partners’ equity in such Person (determined in accordance with GAAP) plus (ii) the unfunded or uncalled capital commitments of the partners in such Person determined in accordance with such Person’s limited partnership agreement or equivalent constituent documents, other than the unfunded or uncalled capital commitment of any defaulting partner or any partner whose commitment cannot be called in respect of the obligations or any guaranty of those obligations being provided by such Person in connection herewith, less (iii) the sum of (A) the amount of any liabilities of such Person, determined in accordance with GAAP, and (B) without duplication, the full amount of unfunded obligations of such Person to or related to investments and other activities of such Person (including amounts committed to be funded on a conditional or contingent basis). “Tax Equity Consent” shall mean that certain Consent Agreement, dated as of the July 12, 2022, among Firstar, CT Investor, Fund IV Holdco, Fund IV Opco, and the Collateral Agent. “Tax Equity Documents” shall mean for the Tax Equity Opco, the Limited Liability Company Agreement, Master Purchase Agreement, Project Transfer Agreement, Maintenance Services Agreement, Backup Servicer Agreement, Sponsor Guaranty, and any other documents reflecting an agreement between a Sponsor (or any Affiliate of a Sponsor) and any of the Tax Equity Members relating to such Tax Equity Members’ investment in a Project or the Tax Equity Opco. “Tax Equity Member” shall mean Firstar and CT Investor. “Tax Equity Opco” shall mean Fund IV Opco. “Tax Equity Opco Covenants” shall mean the covenants set forth in Annex B-2.

47 Second Amended and Restated Credit Agreement “Tax Equity Opco Model” shall the Fund IV Model. “Tax Equity Opco Representations” shall mean the representations set forth in Part 1 of Annex B-1. “Tax Equity Withdrawal Date” shall mean, with respect to the Tax Equity Opco, such date under the Tax Equity Documents for such Tax Equity Opco after which the “class B” member is required to purchase the outstanding “class A” membership interests of the Tax Equity Opco or any membership interests held by a Tax Equity Member in such Opco. “Tax Exempt Person” shall mean (a) the United States, any state or political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing, (b) any organization which is exempt from tax imposed by the Code (including any former tax-exempt organization within the meaning of Section 168(h)(2)(E) of the Code), (c) any Person who is not a United States Person, (d) any Indian tribal government described in Section 7701(a)(40) of the Code, (e) any “tax-exempt controlled entity” under Section 168(h)(6)(F) of the Code, and (f) a partnership or other pass-through entity (including a disregarded entity) a direct owner of which is described in clauses (a) – (e) or this clause (f); provided, however, that any such Person shall not be considered a Tax Exempt Person to the extent that (i) the exception under Section 168(h)(1)(D) of the Code applies with respect to the income from the applicable Projects for that Person, (ii) the Person is described within clause (c) of this definition, and the exception under Section 168(h)(2)(B)(i) of the Code applies with respect to the income from the applicable Projects for that Person, or (iii) such Person avoids being a “tax- exempt controlled entity” under Section 168(h)(6)(F) of the Code by making an election under Section 168(h)(6)(F)(ii) of the Code. A Person shall cease to be a Tax Exempt Person if (A) such Person ceases to be a “tax-exempt entity” within the meaning of Section 168(h)(2) of the Code or any successor provision thereto, by virtue of a change in such section or provision of the Code; or (B) such Person ceases to be a “tax-exempt controlled entity” within the meaning of Section 168(h)(6)(F) of the Code or any successor provision thereto, by virtue of a change in such section or provision of the Code. “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Lender” shall mean a Lender with a Term Loan Commitment, which as of the Effectiveness Date is as set forth on Schedule 2.01. “Term Loan” shall mean, individually and collectively, an Existing Term Loan and the Additional Term Loan. “Term Loan Commitment” shall mean, as to each Lender, such Lender’s Existing Term Loan Commitment and Additional Term Loan Commitment in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01; provided, that the aggregate principal amount of the Lenders’ Term Loan Commitments on the Effectiveness Date shall not exceed $80,336,446.88.

48 Second Amended and Restated Credit Agreement “Term SOFR” shall mean: (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Term Determination Day. “Term SOFR Adjustment” shall mean for any calculation with respect to a Base Rate Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable Type of such Loan and (if applicable) Interest Period therefor: Base Rate Loans: 0.236% SOFR Loans: Interest Period Percentage One month 0.236% Three months 0.236% “Term SOFR Administrator” shall mean the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR reference Rate selected by the Administrative Agent in its reasonable discretion).

49 Second Amended and Restated Credit Agreement “Term SOFR Borrowing” shall mean as to any Borrowing, the Loans bearing interest at a rate based on Adjusted Term SOFR comprising such Borrowing other than pursuant to clause (c) of the definition of “Base Rate”. “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Trade Date” shall have the meaning given to such term in Section 11.05(b)(i)(B). “Transaction Documents” shall mean, collectively, each Loan Document, each Portfolio Document and the Acquisition Documents. “Transfer Date Certificate” shall have the meaning given to “Executed Withdrawal/Transfer Instructions” in the Depository Agreement. “Transition Services Agreements” shall mean the NRG Transition Services Agreement and the CEG Transition Services Agreement. “Transition Services Provider” shall mean (a) with respect to the NRG Transition Services Agreement, NRG Residential Solar Solutions LLC, a Delaware limited liability company, and (b) with respect to the CEG Transition Services Agreement, Clearway Energy Group, LLC, a Delaware limited liability company. “Treasury” means the U.S. Department of the Treasury. “Tredegar Maintenance Services Agreement” shall mean the Maintenance Services Agreement, dated as of January 1, 2018 (as amended and restated), between Tredegar Solar I and Solar Service Experts, LLC as Provider. “Tredegar Seller” shall have the meaning given to such term in the Recitals. “Tredegar Solar I” shall have the meaning given to such term in the Recitals. “Tredegar Solar Acquisition” shall have the meaning given to such term in the Recitals. “Tredegar Solar Acquisition Documents” shall mean the Tredegar Solar Purchase and Sale Agreement and all other documents relating to the Tredegar Solar Acquisition. “Tredegar Solar Purchase and Sale Agreement” shall have the meaning given to such term in the Recitals. “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. “Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

50 Second Amended and Restated Credit Agreement “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended, from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday, or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments or its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” shall mean any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” shall have the meaning given to such term in Section 3.09(e)(ii)(B)(3). “Voting Rights” shall mean the right, directly or indirectly, to vote on or cause the direction of the management and policies of a Person in ordinary and extraordinary matters through the ownership of voting securities; provided, however, that a Person shall not be deemed to hold Voting Rights if by contract or by order, decree or regulation of any Governmental Authority, such Person has effectively ceded or been divested of the power to exercise such vote on, or cause the direction of, such management and policies. “Warranty Event” shall have the meaning given to such term in the Depository Agreement. “Wholly-Owned Documents” shall mean for each Wholly-Owned Opco (a) the applicable Limited Liability Company Agreement, Master Purchase Agreement, Maintenance Services Agreement, Backup Servicer Agreement, and REC Contracts and (b) any agreement entered into with a Tax Equity Member in connection with the buy-out or withdrawal of the applicable Tax Equity Member from such Opco. “Wholly-Owned Membership Interests” shall mean all of the outstanding membership interests of each Wholly-Owned Opco. “Wholly-Owned Opco Collection Accounts” shall mean each account held or maintained by a Wholly-Owned Opco into which any Collections are deposited and subject to an Account Control Agreement. “Wholly-Owned Opco” shall mean (a) the Borrower, to the extent that it directly owns or leases Projects, (b) each Opco that is wholly-owned, directly or indirectly, by the Borrower, and (c) any Tax Equity Opco after the buy-out or withdrawal of the Tax Equity Member.

51 Second Amended and Restated Credit Agreement “Wholly-Owned Opco Representations” shall mean the representations set forth in Part 2 of Annex B. “Write-down and Conversion Powers” shall mean (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities, or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Rules of Construction. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time; (c) “or” is not exclusive; (d) “including” shall mean including without limitation; (e) words in the singular include the plural and words in the plural include the singular; (f) all references to “$” are to United States dollars unless otherwise stated; (g) any agreement, instrument or statute defined or referred to in this Agreement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its successors and permitted assigns; and (h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. SECTION 1.03 Time of Day. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable).

52 Second Amended and Restated Credit Agreement SECTION 1.04 Class of Loan. For purposes of this Agreement, Loans may be classified and referred to by class (“Class”). The “Class” of a Loan refers to whether such Loan is a Term Loan or an LC Loan and, when used in reference to any Commitment, refers to whether such Commitment is a Term Loan Commitment or a LC Commitment. SECTION 1.05 Subsidiary Actions. Unless otherwise specified, any reference in this Agreement requiring the Borrower to cause its Subsidiaries to take any action shall, with respect to the Tax Equity Opco, be interpreted to mean that the Borrower has taken all Relevant Member Action to cause the Tax Equity Opco to take such action. SECTION 1.06 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, Term SOFR Reference Rate, Adjusted Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, Term SOFR Reference Rate, Adjusted Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, Term SOFR Reference Rate, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, Term SOFR Reference Rate, Adjusted Term SOFR or any other Benchmark, in each case, pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II. THE LOANS SECTION 2.01 The Term Loans. (a) On the Closing Date, the Term Lenders made the Term Loans to the Borrower in accordance with the terms of the Initial Credit Agreement and all Initial Term Loan Commitments terminated on the Closing Date. On the First Amendment and Restatement Effectiveness Date, the Term Lenders made Term Loans to the Borrower in accordance with the terms of the Existing Credit Agreement and all First Upsize Term Loan Commitments terminated on the First Amendment and Restated Effectiveness Date. Subject to the terms and conditions set forth in this Agreement, each Term Lender agrees severally, and not jointly, to make an Additional Term Loan to the Borrower in a single borrowing on the Effectiveness Date in a principal amount equal to its Additional Term Loan Commitment (the “Additional Term Loans”). In no event shall the aggregate principal amount of the Term Loans outstanding on the Effectiveness Date exceed

53 Second Amended and Restated Credit Agreement the total aggregate Term Loan Commitments of all Term Lenders. Each Term Lender’s Additional Term Loan Commitment shall terminate without further action on the Effectiveness Date after giving effect to any funding of such Term Lender’s Additional Term Loan Commitment on such date pursuant to the Effectiveness Date Funds Flow Memorandum. Once terminated the Additional Term Loan Commitments cannot be reinstated. (b) The Borrower may only make one borrowing under the Additional Term Loan Commitments, which shall be on the Effectiveness Date. The Borrower shall deliver a Borrowing Notice to the Administrative Agent no later than 10:00 a.m. (Pacific time) at least three (3) U.S. Government Securities Business Days in advance of the proposed Borrowing Date (or such shorter timeframe as may be agreed by the Administrative Agent in its sole discretion, but in no event less than one (1) Business Day in advance of the proposed Borrowing Date). The Borrowing Notice shall be irrevocable, shall be signed by an Authorized Officer of the Borrower and shall specify the following information in compliance with this Section 2.01: (i) the aggregate amount of the requested Additional Term Loan; (ii) the proposed Borrowing Date, which shall be a Business Day; and (iii) the account(s) to which the proceeds of the Additional Term Loan are to be disbursed (if applicable). (c) The Borrower shall use the proceeds of the Additional Term Loan borrowed under this Section 2.01 solely (i) to finance the Tredegar Solar Acquisition, (ii) except to the extent funded with a Letter of Credit, to fund the Debt Service Reserve Account in an amount equal to the Debt Service Reserve Required Amount, (ii) to fund any other reserves required under the Loan Documents, and (iv) to pay fees due pursuant to the Loan Documents and costs and expenses incurred pursuant to the Loan Documents or otherwise in connection with such Additional Term Loan. (d) Subject to the terms and conditions set forth herein (including the prior satisfaction or waiver of the applicable conditions precedent under Article VIII), each Term Lender shall make the amount of its Additional Term Loan (which amounts may be net of any fees owed to such Lender in connection with such Additional Term Loan pursuant to a Fee Letter) available to the Administrative Agent (or such Person directed by the Administrative Agent) not later than 12:00 p.m. (Pacific time) on the Borrowing Date by wire transfer of same day funds, in Dollars to the account specified by the Administrative Agent. Upon satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of the Additional Term Loans available to the Borrower on the Borrowing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Additional Term Loans received into such account from the Term Lenders by 2:00 p.m. (Pacific time) on the Borrowing Date to be credited to the account of the Borrower designated in the Borrowing Notice delivered pursuant to Section 2.01(b). Amounts borrowed under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed.

54 Second Amended and Restated Credit Agreement SECTION 2.02 Letters of Credit. (a) Issuance. (i) Subject to and upon the terms and conditions set forth herein, the Borrower may request the issuance of, and the Issuing Banks hereby agree to issue Letters of Credit, for the Borrower’s account, at any time during the LC Availability Period solely for the purposes of satisfying the Debt Service Reserve Required Amount (and the Issuing Banks shall refuse to issue a Letter of Credit for any other purpose). Letters of Credit issued hereunder shall constitute utilization of the total aggregate LC Commitment and at any time the LC Exposure of all LC Lenders at such time shall not exceed the total aggregate LC Commitment of all LC Lenders. The Issuing Banks will make available to the beneficiary thereof the original of the Letter of Credit issued by it hereunder. (ii) Notwithstanding any provision herein to the contrary, Letters of Credit shall be issued pro rata among the LC Lenders in accordance with their respective LC Commitment, or if no LC Commitment remains, then in accordance with their respective LC Exposure, such that the aggregated Stated Amount of all Letters of Credit issued in connection with a request by the Borrower shall equal the aggregate Stated Amount for Letters of Credit required to be provided by the Borrower. After issuance, the Borrower shall be permitted to increase or decrease the Stated Amount of any Letter of Credit only if it increases or decreases, as applicable, all other Letters of Credit pro rata in accordance with the LC Lenders’ respective LC Commitment (or if no LC Commitment remains, then in accordance with such LC Lender’s LC Exposure). Additionally, except in the case of (x) any amendment extending the Expiration Date (as defined therein) of any Letter of Credit or (y) any ministerial or administrative amendments, no Letter of Credit shall be amended, renewed, reinstated or extended unless each Letter of Credit is amended, renewed, reinstated or extended, as the case may be, on the same basis. (iii) Immediately upon the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by an Issuing Bank and without any further action on the part of such Issuing Bank or the LC Lenders, each LC Lender shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from such Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s LC Commitment then constitutes of the aggregate LC Commitments) of the Stated Amount under such Letter of Credit. (iv) Each Letter of Credit (A) shall be denominated in Dollars, (B) expire no later than the earlier of (x) the seventh (7th) anniversary of its date of issuance and (y) the Maturity Date, and (C) be issued subject to “Uniform Customs and Practice for Documentary Credits” (2007 Revision), International Chamber of Commerce, Publication No. 600 or “International Standby Practices 1998”, International Chamber of Commerce, Publication No. 590, as mutually agreed among the Borrower, the Administrative Agent and the applicable Issuing Bank.

55 Second Amended and Restated Credit Agreement (b) Notice of LC Activity. (i) Subject to Section 2.02(d), the Borrower may request (A) the issuance or extension of any Letter of Credit and (B) any decrease or increase in the Stated Amount thereof by delivering to the Administrative Agent and the applicable Issuing Bank an irrevocable written notice in the form of Exhibit C, appropriately completed (a “Notice of LC Activity”), which shall specify, among other things: the particulars of the Letter of Credit to be issued, extended or amended, including (1) the proposed issuance, extension or amendment date of the requested Letter of Credit (which shall be a Business Day); (2) the requested Stated Amount of the Letter of Credit or the amount by which such Stated Amount is to be decreased or increased (as applicable); (3) the expiry date thereof; (4) the name and address of the beneficiary thereof; (5) the documents to be presented by such beneficiary in case of any drawing thereunder; (6) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (7) and, in the case of an amendment, the Letter of Credit to be amended, the nature of the amendment and the written confirmation of the beneficiary of such Letter of Credit confirming a decrease or increase in the Stated Amount of such Letter of Credit; provided, however, that in no instance may any request for a Letter of Credit or the increase in the Stated Amount of a Letter of Credit cause the LC Exposure of all LC Lenders to exceed the total aggregate LC Commitment. The Borrower shall deliver the Notice of LC Activity to the Administrative Agent (with a copy to the Issuing Bank) by 10:00 a.m. (Pacific time) at least five (5) Business Days before the date of issuance, extension, increase or decrease of the Stated Amount of the Letter of Credit (or such shorter timeframe as may be agreed by the Issuing Banks in their sole discretion, but in no event less than one (1) Business Day in advance of the proposed date of such issuance, extension, increase or decrease). Additionally, the Borrower shall furnish to the applicable Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance, extension or amendment, including any LC Documents, as such Issuing Bank or the Administrative Agent may reasonably require. (ii) Promptly after receipt of any LC Application, the applicable Issuing Bank will confirm with the Administrative Agent that the Administrative Agent has received a copy of such LC Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Upon receipt by such Issuing Bank of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, upon (x) the amendment date, in the case of a requested increase or decrease of the Stated Amount under a Letter of Credit, or (y) the date specified as being the date requested for issuance or extension, in the case of the issuance or extension of a Letter of Credit, in each case as the applicable date is specified in such Notice of LC Activity, subject to the terms and conditions set forth in this Agreement (including Section 2.02(d) and the applicable conditions precedent set forth in Section 8.03), the Issuing Bank shall, by amendment to the Letter of Credit, adjust the Stated Amount thereof downward or upward, as applicable, to reflect the decrease or increase, as applicable, or issue or extend the Letter of Credit, in each case as specified in such Notice of LC Activity. Upon the issuance of any Letter of Credit by an Issuing Bank or amendment or modification to a Letter of Credit, (1) such Issuing Bank shall promptly notify the Administrative Agent of such issuance, extension or amendment and (2) the

56 Second Amended and Restated Credit Agreement Administrative Agent shall then promptly notify each applicable LC Lender of such issuance, extension or amendment and each such notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of each applicable LC Lender’s respective participation in such Letter of Credit. (c) Drawing Payment, Funding of Participations, Funding LC Loans and Reimbursement. (i) An Issuing Bank shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under its Letter of Credit so as to ascertain whether such documents appear on their face to be in accordance with the terms and conditions of such Letter of Credit. Any Drawing Payment with respect to a Letter of Credit shall reduce the Stated Amount thereof dollar for dollar. As between the Borrower and an Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by an Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, an Issuing Bank shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Issuing Bank, including any acts or omissions by any Governmental Authority; none of the above shall affect or impair, or prevent the vesting of, any of an Issuing Bank’s rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by an Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not give rise to any liability on the part of such Issuing Bank to the Borrower. Notwithstanding anything to the contrary contained in this Section 2.02(c)(i), the Borrower shall retain any and all rights it may have against an Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction. (ii) If an Issuing Bank shall make any Drawing Payment, it shall provide notice thereof to the Borrower and the Administrative Agent by telephone (confirmed telecopy) (provided that the failure to deliver such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank in accordance with this Agreement), that such

57 Second Amended and Restated Credit Agreement Drawing Payment has been made and the Borrower shall reimburse the Issuing Bank in respect of such Drawing Payment by paying to the Administrative Agent an amount equal to such Drawing Payment and any interest accrued pursuant to Section 2.02(g) not later than 10:00 a.m. (Pacific time), on the Business Day (the “Reimbursement Date”) that is one Business Day following the date on which the Drawing Payment is made; provided, anything contained herein to the contrary notwithstanding, unless the Borrower shall have notified Administrative Agent and the Issuing Bank prior to 11:00 a.m. (Pacific time) on the date such Drawing Payment is made that the Borrower intends to reimburse the Issuing Bank for the amount of such Drawing Payment with funds other than the proceeds of LC Loans, the Borrower shall be deemed to have requested on the date that such Drawing Payment is made that its obligation to reimburse such Drawing Payment be financed by the LC Lenders through a borrowing of LC Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such Drawing Payment and, subject to no Event of Default provided under Section 9.01(a), (e) or (f) having occurred, each LC Lender shall, on the Reimbursement Date with respect to such Drawing Payment make loans (“LC Loans”) ratably (based on the percentage which such LC Lender’s LC Commitment then constitutes of the total aggregate LC Commitments) in an aggregate amount equal to such Drawing Payment, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of LC Loans are not received by the Issuing Bank on the date of such Drawing Payment in an amount equal to the amount of such Drawing Payment, the Borrower shall reimburse the Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such Drawing Payment over the aggregate amount of such applicable LC Loans, if any, which are so received. All such Loans shall be secured by the Collateral Documents as if made directly to the Borrower. (iii) Immediately upon the issuance of each Letter of Credit, each LC Lender shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s LC Commitment then constitutes of the aggregate LC Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that the Borrower shall fail for any reason to reimburse the Issuing Bank as provided in clause (ii) above on the applicable Reimbursement Date (including where an Event of Default provided under Section 9.01(a), (e) or (f) has occurred), the (A) Issuing Bank shall promptly notify the Administrative Agent of the unreimbursed amount of such Drawing Payment with respect to a Letter of Credit and each LC Lender’s respective participation therein and (B) then the Administrative Agent shall promptly notify each LC Lender of the unreimbursed amount of such Drawing Payment with respect to a Letter of Credit and such LC Lender’s respective participation therein. Each LC Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s LC Commitment then constitutes of the aggregate LC Commitments) of each such Drawing Payment on a Letter of Credit within one Business Day after receiving notice. Each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. In the event that any LC Lender fails to make available to the Issuing Bank on such Business Day the amount of such LC

58 Second Amended and Restated Credit Agreement Lender’s participation in such Letter of Credit as provided in this Section 2.02(c)(iii), the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three (3) Business Days at the rate customarily used by the Issuing Bank for the correction of errors among banks and thereafter at the Benchmark. Nothing in this Section 2.02(c)(iii) shall be deemed to prejudice the right of any LC Lender to recover from an Issuing Bank any amounts made available by such LC Lender to such Issuing Bank pursuant to this Section 2.02(c)(iii) in the event that the payment with respect to a Letter of Credit in respect of which payment was made by such LC Lender constituted gross negligence or willful misconduct on the part of such Issuing Bank. In the event an Issuing Bank shall have been reimbursed by other LC Lenders pursuant to this Section 2.02(c)(iii) for all or any portion of any drawing honored by such Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each LC Lender which has paid all amounts payable by it under this Section 2.02(c)(iii) with respect to such honored drawing such LC Lender’s pro rata share (determined as the percentage which such LC Lender’s participation in the reimbursed Drawing Payment then constitutes of the aggregate reimbursed Drawing Payment) of all payments subsequently received by such Issuing Bank from the Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to an LC Lender at its primary address set forth below its name on Appendix B or at such other address as such Lender may request. (d) Other Reductions of Stated Amount; Cancellation or Return. (i) The Borrower may, from time to time upon five (5) Business Days’ notice and the delivery of a Notice of LC Activity pursuant to clause (b) above to the Administrative Agent, the Issuing Banks and the LC Lenders, permanently reduce (A) the total aggregate LC Commitment or (B) the Stated Amount of any Letter of Credit, in each case by the amount of $50,000, or an integral multiple thereof, or, the Borrower may, from time to time upon five (5) Business Days’ prior notice to the Administrative Agent, the Issuing Banks and the LC Lenders, cancel any Letter of Credit in its entirety; provided, however, that (x) so long as any Obligations remain outstanding, the Administrative Agent shall be satisfied that no reduction or cancellation would result in the amounts available under the Debt Service Reserve Account being less than the Debt Service Reserve Required Amount at such time or cause a violation of any provision of this Agreement or a breach of any provision of any other Loan Document and (y) in respect of a reduction or cancellation of an issued Letter of Credit, the Administrative Agent shall have received written notice from the applicable beneficiary of such Letter of Credit, confirming such reduction or cancellation. The total aggregate LC Commitment shall not be reduced if the effect thereof would be to cause the LC Exposure of all LC Lenders to exceed the total aggregate LC Commitment. Upon the expiration or cancelation of a Letter of Credit, the Stated Amount in respect of such Letter of Credit shall be permanently reduced to zero. (ii) Once reduced or cancelled solely pursuant to clause (i) above, the total aggregate LC Commitment may not be increased. (iii) Any reductions to the total aggregate LC Commitment shall be applied ratably to each applicable LC Lender’s Commitment.

59 Second Amended and Restated Credit Agreement (iv) The Letters of Credit shall expire on their respective Expiration Dates, or on such earlier date if canceled pursuant to the terms of the Agreement or the applicable Letter of Credit. (e) Commercial Practices; Obligations Absolute. The Borrower assumes all risks of the acts or omissions of beneficiary or transferee of any Letter of Credit with respect to the use of such Letter of Credit. The obligations of the Borrower to reimburse the Issuing Banks for any Drawing Payments and to repay any Loans made by the applicable LC Lenders pursuant to Section 2.02(c) and the obligations of the applicable LC Lenders under Section 2.02(c) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances regardless of: (i) the use which may be made of the Letters of Credit or for any acts or omissions of any beneficiary or transferee in connection therewith; (ii) any reference which may be made to the Agreement or to the Letters of Credit in any agreements, instruments or other documents; (iii) the validity, sufficiency or genuineness of documents (including this Agreement) other than the Letters of Credit, or of any endorsement(s) thereon, which appear on their face to be valid, sufficient or genuine, as the case may be, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by the Issuing Banks against presentation of documents which do not strictly comply with the terms of the Letters of Credit, including failure of any documents to bear any reference or adequate reference to such Letters of Credit so long as such documents substantially comply with the terms of the Letter of Credit; (v) any amendment or waiver of or any consent to departure from all or any terms of any of the Loan Documents; (vi) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against any beneficiary or transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), the Administrative Agent, the Issuing Banks, any Lender or any other Person, whether in connection with the Agreement, the transactions contemplated herein or in the other Loan Documents, or in any unrelated transaction; (vii) any breach of contract or dispute among or between the Borrower, the Administrative Agent, the Issuing Banks, any Lender, or any other Person; (viii) any demand, statement, certificate, draft or other document presented under the Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (ix) any extension of time for or delay, renewal or compromise of or other indulgence or modification to a Drawing Payment or a Loan granted or agreed to by the Administrative Agent, the Issuing Banks, or any applicable Lender in accordance with the terms of the Agreement; (x) any failure to preserve or protect any Collateral, any failure to perfect or preserve the perfection of any Lien thereon, or the release of any of the Collateral securing the performance or observance of the terms of this the Agreement or any of the other Loan Documents; or (xi) any other circumstances whatsoever in making or failing to make payment under the Letters of Credit, except that, in each case, payment by the Issuing Banks under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of the Issuing Banks under the circumstances in question as determined by a final, non-appealable judgment of a court of competent jurisdiction. (f) Indemnification. Without duplication of any obligation of the Borrower under Section 3.06, in addition to amounts payable as provided herein, the Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Banks from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees,

60 Second Amended and Restated Credit Agreement expenses and disbursements of counsel) which an Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of such Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction or (2) the wrongful dishonor by an Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of an Issuing Bank to honor a drawing under any such Letter of Credit as a result of any act or omission by any Governmental Authority. (g) Interim Interest. If an Issuing Bank shall make any Drawing Payment, then, unless the Borrower reimburses such Drawing Payment in full on the date such Drawing Payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such Drawing Payment is made to but excluding the date that the Borrower reimburses such Drawing Payment in full, at a rate equal to the Benchmark, in effect from time to time, plus the Applicable Margin; provided that, if the Borrower fails to reimburse such Drawing Payment on the Reimbursement Date applicable thereto pursuant to Section 2.02(c)(ii) through the conversion to an LC Loan, or otherwise, then such overdue amount shall bear interest (after as well as before judgment) at a rate equal to the Benchmark, in effect from time to time, plus the Applicable Margin, plus 2.00% per annum. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank. SECTION 2.03 Computation of Interest and Fees; Conforming Changes. (a) All computations of interest shall be made on the basis of a year of 360 days and actual days elapsed. Interest shall accrue on each Loan at an interest rate per annum equal to the Standard Rate from the day on which the Loan is made until, but not including the day on which the Loan is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 3.01(b), bear interest for one day; and provided further that in the event of any conversion of (x) the Existing Term Loans to a SOFR Loan on the Effectiveness Date or (y) any SOFR Loan prior to the end of the Interest Period therefor, in each case accrued interest on such Loan shall be payable on the effective date of such conversion. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) In connection with the use or administration of any Benchmark, the Administrative Agent shall have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes shall become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of such Benchmark. SECTION 2.04 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the

61 Second Amended and Restated Credit Agreement obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note substantially in the form of Exhibit E-1 (in the case of a Term Loan) and Exhibit E-2 (in the case of an LC Loan), (each, a “Note”), which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. ARTICLE III. ALLOCATION OF COLLECTIONS; PAYMENTS TO LENDERS SECTION 3.01 Payments. (a) At least three (3) Business Days prior to each Payment Date, the Borrower shall deliver to the Administrative Agent, Collateral Agent and Depository Agent, a Transfer Date Certificate in the form attached as Exhibit B to the Depository Agreement. All withdrawals and transfers will be made based upon the information provided in the Transfer Date Certificate. (b) Payments Generally. All payments to be made by the Borrower shall be made free and clear of any Liens and without restriction, condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise provided below, all payments made with respect to the Loans on each Payment Date shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 10:00 a.m. (Pacific time) on the date specified herein. The Administrative Agent will promptly distribute to each Lender its pro rata share of the principal amount paid according to the outstanding principal amounts of the applicable Loan held by the Lenders (or other applicable share of such payment as expressly provided herein) in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 1:00 p.m. (Pacific time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. SECTION 3.02 Optional Prepayments. The Borrower (or Sponsors on the Borrower’s behalf) may, upon irrevocable written notice to the Administrative Agent at any time or from time to time, voluntarily prepay Loans in whole or in part in minimum amounts of not less than $1,000,000; provided that such notice must be received by the Administrative Agent not later than 10:00 a.m. (Pacific time) five (5) U.S. Government Securities Business Days (or such shorter period as is acceptable to the Administrative Agent) prior to any date of prepayment. Each such notice shall specify the date and amount of such prepayment. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s pro rata share of such prepayment. Upon giving of the notice, the Borrower shall make such

62 Second Amended and Restated Credit Agreement prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. SECTION 3.03 Mandatory Principal Payments. The Borrower shall make the following mandatory prepayments on the Loans: (a) On the date of receipt thereof, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 3.04, 100% of the Net Available Amount of all proceeds in cash and cash equivalents (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) to the Borrower or any other Loan Party from: (i) without limitation to Article IX, the issuance or incurrence of any Indebtedness by any Relevant Party (other than Permitted Indebtedness); (ii) the sale, assignment or other disposition of any Asset of a Relevant Party (other than (A) ordinary course sales of power or the leasing of a photovoltaic system pursuant to the Customer Agreements, (B) PBI Payments, (C) the sale of Excluded Property, (D) a sale or assignment of an Asset that is a Customer Event, (E) the sale of Excluded Prepaid Projects, or (F) the sale of RECs subject to a REC Contract); (iii) any indemnity payment, purchase price adjustment, remediation payment or similar payment, or seller guaranty thereof, in connection with the Acquisitions. (b) On each Payment Date, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 3.04, an amount determined by multiplying 0.725 by the present value of the reduction of future Borrower Collections resulting from or attributable to each Customer Event occurring during the calendar quarter ending on the immediately prior Calculation Date (disregarding any proceeds received in respect of such Customer Event and assuming that no future Borrower Collections will be received in respect of any Event of Loss Project or a Project in respect of which an Ineligible Customer Reassignment has occurred) discounted at a rate that is the higher of (i) six percent (6.0%) per annum and (ii) the swapped interest rate of the Loans plus the Applicable Margin; provided that, notwithstanding anything to the contrary herein, the Sponsors may, but shall not be required to, contribute capital to the Borrower to satisfy its prepayment obligations under this Section 3.03(b). (c) On each Payment Date, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 3.04, an amount determined by multiplying 0.725 by the present value of the reduction of future Borrower Collections resulting from or attributable to each applicable Default Prepayment Project for such Payment Date (disregarding any proceeds received in respect of such Default Prepayment Project and assuming that no future Borrower Collections will be received in respect of such Default Prepayment Project) discounted at a rate that is the higher of (i) six percent (6.0%) per annum and (ii) the swapped interest rate of the Loans plus the Applicable Margin; provided that, notwithstanding anything to the contrary herein, the Sponsors may, but shall not be required to, contribute capital to the Borrower to satisfy its prepayment obligations under this Section 3.03(c).

63 Second Amended and Restated Credit Agreement (d) On each Payment Date during an Early Amortization Period, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 3.04, 100% of the amounts deposited in and standing to the credit of the Collections Account and the Distribution Trap Account after giving effect to all prior withdrawals and transfers pursuant to Section 4.02(b) of the Depository Agreement. (e) On each Payment Date, the Borrower shall apply towards the mandatory prepayment of the Loans in accordance with Section 3.04, an amount determined by multiplying 0.725 by the present value of the reduction of future Borrower Collections resulting from or attributable to each Eligible REC Event occurring during the calendar quarter ending on the immediately prior Calculation Date (disregarding any proceeds received in respect of such Eligible REC Event) discounted at a rate that is the higher of (i) six percent (6.0%) per annum and (ii) the swapped interest rate of the Loans plus the Applicable Margin; provided that, notwithstanding anything to the contrary herein, the Sponsors may, but shall not be required to, contribute capital to the Borrower to satisfy its prepayment obligations under this Section 3.03(b). (f) Concurrently with any prepayment of the Loans pursuant to Section 3.03(a), the Borrower shall deliver to Administrative Agent a certificate of an Authorized Officer of the Borrower demonstrating the calculation of the amount of the applicable net cash proceeds or other amounts to be prepaid, as the case may be. In the event that the Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, the Borrower shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and the Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer of the Borrower demonstrating the derivation of such excess. (g) At the same time as a Transfer Date Certificate is provided prior to each Payment Date, the Borrower shall provide to Administrative Agent a Customer Event Certificate, a Defaulted Project Certificate and, to the extent an Eligible REC Event has occurred, an Eligible REC Event Certificate. The Administrative Agent may notify the Borrower in writing of any suggested corrections, changes or adjustments to a Customer Event Certificate, a Defaulted Project Certificate or Eligible REC Event Certificate that are not inconsistent with the terms of this Agreement. SECTION 3.04 Application of Prepayments. Amounts prepaid pursuant to Section 3.02 shall be applied to the outstanding Term Loans and LC Loans, on a pro rata basis, in the order directed by the Borrower. Amounts prepaid pursuant to Section 3.03 shall be applied on a pro rata basis to (i) the outstanding Term Loans to be applied pro rata to remaining scheduled installments thereof and (ii) to prepay any outstanding LC Loans. Any Letter of Credit outstanding after payment of the Loans in full and cancellation of the Commitments shall be cancelled. Any prepayment of a Loan shall be accompanied by all accrued but unpaid interest on the principal amount prepaid and any amounts due pursuant to Section 3.11(d). Each prepayment shall be paid to the Lenders in accordance with their respective pro rata share of the outstanding principal amount of such Loan.

64 Second Amended and Restated Credit Agreement SECTION 3.05 Payments of Interest and Principal. (a) Subject to the provisions of Section 3.05(b) below, each Loan shall bear interest on the outstanding principal amount thereof for the Interest Period at a rate per annum equal to the Standard Rate for the Interest Period. (b) If (i) any amount payable by the Borrower under any Loan Document is not paid when due, whether at stated maturity, by acceleration or otherwise or (ii) an Event of Default occurs pursuant to Section 9.01(e) or Section 9.01(f) all outstanding Obligations shall thereafter bear interest (including post-petition interest in any proceeding under any Debtor Relief Law), payable on demand, at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws until such defaulted amount shall have been paid in full. Payment or acceptance of the increased rates of interest provided for in this Section 3.05(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of any Secured Party. (c) Interest on each Loan shall be due and payable in arrears (i) on each Payment Date, (ii) on the Maturity Date, (iii) upon prepayment of any Loans in accordance with Section 3.02 or Section 3.03 and (iv) at maturity (whether by acceleration or otherwise), provided, that interest payable pursuant to Section 3.05(b) shall be payable on demand. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) On each Payment Date, the Borrower shall pay principal then due on the Loans. The principal due in respect of the Term Loans on each Payment Date is set forth on Annex A, as such Annex is amended from time to time in accordance with the terms of this Agreement (the “Amortization Schedule”). The Amortization Schedule shall be updated (i) to reflect the scheduled amortization shown under each updated Base Case Model delivered pursuant to this Agreement and approved by the Administrative Agent and (ii) as necessary on or prior to each Payment Date to take into account the reduction of principal in connection with any voluntary prepayment or mandatory prepayment on the Term Loans pursuant to Section 3.02 or Section 3.03 occurring since the last Payment Date. An updated Amortization Schedule shall be delivered by the Borrower to the Administrative Agent in connection with each updated Base Case Model and within five (5) U.S. Government Securities Business Days of the date of any such voluntary prepayment or mandatory prepayment of Term Loans, as applicable. The Administrative Agent may (but shall not be required to) notify the Borrower of any corrections to the Amortization Schedule that are not inconsistent with the terms of this Agreement and, once a revised Amortization Schedule has been approved by the Administrative Agent, it shall be deemed to be attached to this Agreement as the revised Amortization Schedule. (e) To the extent not previously paid, the Borrower shall repay to the Administrative Agent, for the account of the Term Lenders, each Term Loan in full, together with all accrued and unpaid interest thereon and fees and costs and other amounts due and payable under the Loan Documents with respect to such Term Loans, on the Maturity Date.

65 Second Amended and Restated Credit Agreement (f) Subject to the limitations set forth in Section 9.03, the Sponsors may, but shall be under no obligation to, make capital contributions to the Borrower to enable it to pay the interest due or principal on any Payment Date. (g) To the extent not previously paid from cash applied on a Payment Date pursuant to the Depository Agreement, the Borrower shall repay to the Administrative Agent, for the account of the LC Lenders, each LC Loan in full, together with all accrued and unpaid interest thereon and fees and costs and other amounts due and payable under the Loan Documents with respect to such LC Loans, on the Maturity Date. SECTION 3.06 Fees. (a) The Borrower shall pay to the Administrative Agent, for the account of each LC Lender pro rata to their participation in any Letter of Credit, letter of credit fees equal to (i) the Applicable Margin times (ii) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination), payable quarterly in arrears on (A) each Payment Date and (B) the Maturity Date. (b) The Borrower shall pay directly to each Issuing Bank, for its own account, such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with such Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be. (c) The Borrower shall pay to each Lender Party the fees in accordance with the Fee Letters. (d) The Borrower shall pay to the Administrative Agent, for the account of each LC Lender pro rata to their LC Commitments, the LC Commitment Fee, payable quarterly in arrears on (i) each Payment Date and (ii) the final day of the LC Availability Period. (e) In addition to any of the foregoing fees, the Borrower shall pay to the Agents such other fees in the amounts and at the times separately agreed upon between the Borrower and the applicable Agent. SECTION 3.07 Expenses, etc. (a) The Borrower shall pay to the Secured Parties (i) all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including the reasonable and documented third-party fees and out-of-pocket expenses of its counsel, its insurance consultant, any independent engineers and other advisors or consultants retained by it, (ii) all reasonable and documented costs and expenses in connection with any actual or proposed amendments of, or modifications of or waivers or consents under, this Agreement or the other Loan Documents, including in each case the reasonable and documented fees and out- of-pocket expenses of counsel and consultants with respect thereto; provided, that, at the request of the Borrower, the Administrative Agent shall consult with the Borrower regarding the estimated amount of expenses that would be incurred, (iii) all reasonable and documented costs and expenses

66 Second Amended and Restated Credit Agreement (including fees and expenses of counsel) incurred by any Secured Party (for the account of such Secured Party), if any, in connection with any restructuring or workout proceedings (whether or not consummated) and the other documents delivered thereunder or in connection therewith, and (iv) all Additional Expenses. (b) The Borrower shall timely pay in accordance with applicable Law any and all present or future stamp, transfer, recording, filing, court, documentary and other similar Taxes payable in connection with the execution, delivery, filing, recording of, from the receipt or perfection of a security interest under, or otherwise with respect to, any of the Loan Documents, and agree to indemnify and hold harmless the Lenders and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such Taxes, in each case, as the same are incurred. (c) Once paid, all fees or other amounts or any part thereof payable under this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby shall not be refundable under any circumstances, regardless of whether any such transactions are consummated. All fees and other amounts payable hereunder shall be paid in Dollars and in immediately available funds. (d) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 3.07(a) or Section 3.08 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party, and without limitation of the obligations of the Borrower and such Related Parties to pay such amounts, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on such Lender’s percentage of the Commitments, Loans and LC Exposure outstanding) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party, acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders hereunder to make payments pursuant to this Section 3.07(d) are several and not joint. The failure of any Lender to make any payment under this Section 3.07(d) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its payment under this Section 3.07(d). Each Lender’s obligation under this Section 3.07(d) shall survive the resignation or replacement or removal of any Agent or any assignment of rights by or replacement of a Lender, the termination of the Commitments and the satisfaction or discharge of all other Obligations. (e) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, neither the Borrower, any Secured Party nor any of their respective Affiliates shall assert, and each of them hereby waives and acknowledges, that no other Person shall have any claim against any Indemnitee, the Borrower or any of the Borrower’s Affiliates on any theory of liability, for (i) any special, indirect, consequential or punitive losses or damages (as opposed to direct or actual losses or damages) or (ii) any loss of profit, business, or anticipated savings (such losses and damages set out in the foregoing clauses (i) and (ii), collectively, the “Consequential

67 Second Amended and Restated Credit Agreement Losses”), in each case arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that nothing contained in this Section 3.07(e) shall limit the Borrower’s indemnity and reimbursement obligations under Section 3.08 or the obligations of each Lender under Section 3.07(d) in respect of any third party claims made against any Indemnitee with respect to Consequential Losses of such third party, Section 3.09 and Section 3.11. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through internet, telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for any such damages resulting from any material breach by such Indemnitee of this Agreement or the other Loan Documents or that otherwise results from the gross negligence or willful misconduct of such Indemnitee as determined by a final judgment of a court of competent jurisdiction which has become non-appealable. (f) Payments. All amounts due under this Section 3.07 or Section 3.08 shall be payable on the immediately succeeding Payment Date after demand therefor. SECTION 3.08 Indemnification. (a) Without limiting any other rights which any such Person may have hereunder or under applicable Law, the Borrower hereby agrees to indemnify the Agents, the Lenders, each other Secured Party, and each Related Party of any of the foregoing Persons (each of the foregoing Persons being individually called an “Indemnitee”), from and against any and all damages, losses, claims, liabilities and related costs and expenses (other than any Taxes expressly addressed elsewhere in this Agreement), including, but not limited to, reasonable and documented attorneys’ fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) arising out of or relating to, without duplication: (i) any transaction financed or to be financed in whole or in part, directly or indirectly with the proceeds of the Loans, including in connection with the repayment of any Indebtedness; (ii) the execution or delivery of this Agreement, any other Loan Document or any Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby; (iii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit); (iv) the grant to the Administrative Agent or the Collateral Agent for the benefit of, or to any of, the Secured Parties of any Lien on the Collateral or in any other

68 Second Amended and Restated Credit Agreement Property of the Borrower or any other Person or any membership, partnership or equity interest in the Borrower or any other Person and the exercise by the Agents (or the other Secured Parties) of their rights and remedies (including foreclosure) under any Collateral Document; (v) the breach of any representation or warranty made by or on behalf of any Relevant Party, any Sponsor Party set forth in this Agreement or the other Loan Documents, or in any other report or certificate delivered by any Relevant Party or any of their Affiliates pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made; (vi) the failure by any Relevant Party to comply in any material manner with any of the Loan Documents or any applicable Law, or the non-conformity of any Project with any such applicable Law; (vii) the failure of the Provider to operate and maintain the Projects in accordance with the applicable standard set forth in the Maintenance Services Agreement, or to perform its duties in a good and workmanlike manner consistent with Prudent Industry Practice; (viii) any dispute, claim, offset or defense (other than discharge in bankruptcy) of a Relevant Party, a Sponsor Party or a counterparty to a Portfolio Document to any payment under any Portfolio Document based on such Portfolio Document not being a legal, valid and binding obligation of such Relevant Party or counterparty, as applicable, enforceable against it in accordance with its terms; (ix) any investigation, proceeding, claim or action commenced or brought by or before any Governmental Authority or related to any Transaction Document; (x) the failure of any Relevant Party or any of their Affiliates to comply with all consumer leasing and protection Laws applicable to any of the Projects or Portfolio Documents; (xi) any and all broker’s or finder’s fees claimed to be due in connection with the issuance of the Loans on behalf of any Relevant Party or its Affiliates; (xii) any loss, disallowance, reduction or recapture of any Grant or ITC awarded or claimed, as applicable, with respect to any Project, inclusive of any penalties, interest or other premiums due in respect thereof; (xiii) any amounts required to be repaid or returned by a Relevant Party in respect of any Excluded Property, inclusive of any penalties, interest or other premiums due in respect thereof; (xiv) any of the items listed in Schedule 4.10 or Schedule 4.11; (xv) any release of Hazardous Materials by a Loan Party or with respect to a Project; or

69 Second Amended and Restated Credit Agreement (xvi) any claims by a Tax Equity Member against Fund IV Holdco or the Tax Equity Opco or any other Person (including under an indemnity); but excluding Indemnified Amounts to the extent finally determined by a judgment of a court of competent jurisdiction that has become non-appealable to have resulted from gross negligence or willful misconduct on the part of such Indemnitee; provided, any additional local counsel that may be required due to an actual or potential conflict of interest, the availability of other defenses or the risk of criminal liability (including criminal fines or penalties) being incurred, to such Indemnitee that notwithstanding the foregoing, the Borrower shall not be required to indemnify any Indemnitee for legal fees or expenses of more than one counsel. The Borrower’s obligations under this Section 3.08 shall survive the resignation or replacement or removal of any Agent or any assignment of rights by or replacement of a Lender, the termination of the Commitments and the satisfaction or discharge of all other Obligations. (b) The Borrower shall not, without the prior written consent of any Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Indemnitee is or could have been a party and indemnity could have been sought hereunder by such Indemnitee, unless such settlement (i) seeks only monetary damages and does not seek any injunctive or other relief against an Indemnitee, (ii) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding, and (iii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of such Indemnitee. SECTION 3.09 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law (which, for the avoidance of doubt, shall include FATCA for purposes of this Section 3.09). If any applicable Law (as determined in the good faith sole discretion of the Administrative Agent or the Borrower, as applicable, taking into account the information and documentation delivered pursuant to Section 3.09(e) below) requires the deduction or withholding of any Tax from any such payment by the Administrative Agent or the Borrower, then the Administrative Agent or Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with such applicable Law. (ii) If the Administrative Agent or the Borrower is required to deduct or withhold any Tax described in Section 3.09(a)(i) and must timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with an applicable Law, and if the Tax is an Indemnified Tax, then, the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and/or withholdings applicable to additional sums

70 Second Amended and Restated Credit Agreement payable under this Section 3.09) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by Borrower. Without limiting the provisions of clause (a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) The Borrower shall and does hereby indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.09(c)) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (which, for purposes of this Section 3.09(c), shall include the Issuing Bank) (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. The Borrower shall and do hereby indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.09(c)(ii) below. (ii) Each Lender shall and does hereby severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (B) the Administrative Agent and the Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.05(d) relating to the maintenance of a Participant Register, and (C) the Administrative Agent and the Borrower, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, as the case may be, under this Agreement or any other Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (ii).

71 Second Amended and Restated Credit Agreement (d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.09, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than the documentation set forth in Section 3.09(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, each Lender agrees that on the Effectiveness Date or any other date after the Effectiveness Date such Lender becomes a party to this Agreement, and from time to time thereafter upon reasonable request, it will deliver to the Borrower and the Administrative Agent the applicable documentation described below: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter pursuant to applicable Law or upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to (x) the Effectiveness Date or (y) such other date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter pursuant to applicable Law or upon the reasonable request of the

72 Second Amended and Restated Credit Agreement Borrower or the Administrative Agent), in the case of clause (y) to the extent it is legally entitled to do so, whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty, and/or (y) with respect to any other applicable payments under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) an executed certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E (whichever is applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, (x) an executed copy of IRS Form W-8IMY, accompanied by one or more of the following executed forms from each of the Foreign Lender’s direct or indirect partners/members, or Participants, or any Participant’s direct or indirect partners/ members, as appropriate: IRS Form W-8ECI, IRS Form W-8BEN, or IRS Form W-8BEN-E (whichever is applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-8IMY, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable, and (y) a withholding statement to the extent one is required by the Code; provided that if the Foreign Lender is a partnership for U.S. federal income tax purposes and one or more direct or indirect partners/members of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender shall provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner/member; (C) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to (x) the Effectiveness Date or (y) such other date on which such Foreign Lender becomes a Lender under this Agreement (and from time to

73 Second Amended and Restated Credit Agreement time thereafter pursuant to applicable Law or upon the reasonable request of the Borrower or the Administrative Agent), in the case of clause (y) to the extent it is legally entitled to do so, executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Effectiveness Date. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.09 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Law, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 3.09, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.09 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Recipient, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.09(f), in no event will the applicable Recipient be required to pay any amount to the Borrower pursuant to this Section 3.09(f) the payment of which would place the Recipient in a less favorable net after-Tax position than

74 Second Amended and Restated Credit Agreement such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.09(f) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (g) OID. The Borrower and the Lenders agree (i) that the Loans are to be treated as indebtedness of the Borrower for U.S. federal income tax purposes, (ii) to the extent that the Borrower or a Governmental Authority determines that the Loans were made with original issue discount (“OID”) for U.S. federal income tax purposes, to report such OID as interest expense and interest income, respectively, in accordance with Sections 163(e)(1) and 1272(a)(1) of the Code, (iii) not to file any tax return, report or declaration inconsistent with the foregoing, and (iv) any OID shall constitute principal for all purposes under this Agreement. The inclusion of this Section 3.09(g) is not an admission by any Lender that it is subject to United States taxation. (h) Survival. Each party’s obligations under this Section 3.09 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. SECTION 3.10 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.11(b), or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender, pursuant to Section 3.09, then at the request of the Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.09 or Section 3.11(b) (as the case may be), in the future, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.11(b), or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, or any Governmental Authority for the account of any Lender, pursuant to Section 3.09 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.10(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at their sole expense, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.05), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.11 or Section 3.09) and obligations under this Agreement and the related Loan Documents (other than any Secured Interest Rate Hedging Agreement) to an Eligible Assignee that shall assume such

75 Second Amended and Restated Credit Agreement obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.05; (ii) such Lender shall have received payment of an amount equal to the outstanding Obligations owed (including all principal of its Loans, accrued interest thereon, accrued fees and all other amounts) to it hereunder and under the other Loan Documents (including any amounts under Section 3.11(d)) from the assignee (to the extent of such Obligations) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.11(b) or payments required to be made pursuant to Section 3.09, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. In the event the replaced Lender (or an Affiliate of such Lender) is party to any Secured Interest Rate Hedging Agreement, then the replaced Lender (or Affiliate of such Lender) (the “Replaced Hedge Provider”) under such Secured Interest Rate Hedging Agreement may elect to (A) terminate such Secured Interest Rate Hedging Agreement in accordance with its terms or (B) require the Borrower to cause the novation of such Secured Interest Rate Hedging Agreement so that the entire notional amount set forth in the original Secured Interest Rate Hedging Agreement is subject to the novated Secured Interest Rate Hedging Agreements with the Eligible Assignee referred to above (or an Affiliate of such Eligible Assignee) (the “Replacement Hedge Provider”); provided, however, that in the event of any novation the Replacement Hedge Provider and transaction documentation must be acceptable to the Replaced Hedge Provider in its sole discretion and the Borrower shall be responsible for all additional costs resulting from any assignment or novation of any Secured Interest Rate Hedging Agreement under this clause (b), including any fees or additional credit or other margins (such costs, fees and margins to be reasonably acceptable to the Administrative Agent) and, to the extent of any mark-to-market payment, the Replaced Hedge Provider shall determine any amounts payable to or by it in respect of the assignment as if an “Additional Termination Event” occurred under the Secured Interest Rate Hedging Agreement with the Borrower as the sole Affected Party (as defined therein). A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

76 Second Amended and Restated Credit Agreement SECTION 3.11 Change of Circumstances. (a) Illegality; Inability to Determine Interest Rate; Benchmark Replacement Setting. (i) Illegality. If any Lender determines that any law or governmental rule, regulation or order has made it unlawful for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, Adjusted Term SOFR or Term SOFR Reference Rate or to determine or charge interest based upon SOFR, Adjusted Term SOFR or Term SOFR Reference Rate, then upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”) any obligation of the Lenders to make, and the right of the Borrower to continue SOFR Loans shall be suspended until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the SOFR component of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day, in each case, until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, Adjusted Term SOFR or Term SOFR Reference Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts pursuant to Section 3.11(d). (ii) Inability to Determine Interest Rate. Subject to Section 3.11(a)(iii), if, as of any date: (A) The Administrative Agent (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof; or (B) the Required Lenders determine that for any reason, in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that “Adjusted Term SOFR” for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent shall promptly notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make and any right of the Borrower to continue SOFR Loans shall be suspended (to the extent of a Term SOFR Borrowing, the affected Interest Periods) until the Administrative Agent

77 Second Amended and Restated Credit Agreement (with respect to clause (B) above, at the instruction of the Required Lenders ) revokes such notice. Upon receipt of such notice (1) the Borrower may revoke any pending request for a borrowing or, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loan, or in the case of a Term SOFR Borrowing, the affected Interest Periods) or, failing that, the Borrower shall be deemd to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified and (2) any outstanding affected SOFR Loans shall be deemed to have been converted into Base Rate Loans immediately or, in the case of a Term SOFR Borrowing, at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant Section 3.11(d). Subject to Section 3.11(a)(iii), if the Administrative Agent determines (which determination shall be conclusive absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, in each case on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination. (iii) Benchmark Replacement Setting. (A) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Secured Interest Rate Hedging Agreement shall be deemed not to be a Loan Document for purposes of this Section 3.11(a)(ii)), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (1) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (2) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (B) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan

78 Second Amended and Restated Credit Agreement Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (C) Notices; Standards of Decisions and Determinations. The Administrative Agent shall promptly notify the Borrower and the Lenders in writing of (1) the implementation of any Benchmark Replacement and (2) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.11(a)(iii)(D) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.11(a), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.11(a)(ii). (D) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (1) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non- representative tenor and (2) if a tenor that was removed pursuant to clause (1) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (E) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Borrowing of Benchmark Loans, conversion to or continuation of Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (1) the

79 Second Amended and Restated Credit Agreement Borrower shall be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (2) any outstanding affected Benchmark Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (b) Increased Costs. If any Change of Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Federal Reserve Board), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any Issuing Bank; (ii) subject any Recipient to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Bank any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, Issuing Bank or other Recipient, the Borrower will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (c) Capital Requirements. If any Lender or Issuing Bank determines that any Change of Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by,

80 Second Amended and Restated Credit Agreement or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by any Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change of Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. (d) Compensation for Breakage or Non-Commencement of Interest Periods. The Borrower shall compensate each Lender Party, upon written request by such Lender Party (which request shall set forth the basis for requesting such amounts), for all losses, expenses and liabilities (including any interest paid or payable by such Lender to lenders of funds borrowed by it to make or carry its Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (whether as a result of the failure to satisfy any applicable conditions or otherwise other than a default by such Lender) the borrowing of any Loan does not occur on a date specified therefor in the Borrowing Notice; (ii) if any prepayment or other principal payment of any of its Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan (including as a result of any Event of Default); (iii) if any prepayment of any of its Loans is not made on any date specified in a notice of prepayment given by the Borrower; (iv) the conversion of any Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default); and (v) the assignment of any SOFR Loan other than the last day of the Interest Period applicable thereto as result of a request by the Borrower pursuant to Section 3.10(b). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such request within ten (10) days after receipt thereof. For the avoidance of doubt, this Section 3.11(d) shall not apply to Taxes. ARTICLE IV. REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and each Lender Party that the statements set forth in this Article IV are true, correct and complete in all respects as of (a) the Effectiveness Date or (b) the date of each issuance, extension or increase of the Stated Amount of the Letter of Credit during the LC Availability Period pursuant to Section 2.02. SECTION 4.01 Organization, Powers, Capitalization, Good Standing, Business. (a) Organization and Powers. Each Relevant Party and each Sponsor Party is duly organized, validly existing and in good standing under the Laws of its state of formation. Each Relevant Party and each Sponsor Party has all requisite power and authority to own and operate its Properties, to carry on its businesses as now conducted and proposed to be conducted. Each Relevant Party and each Sponsor Party has all requisite power and authority to enter into each Transaction Document to which it is a party and to perform the terms thereof.

81 Second Amended and Restated Credit Agreement (b) Qualification. Each Relevant Party and each Sponsor Party is duly qualified and in good standing in each state or territory where necessary to carry on its present businesses and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. SECTION 4.02 Authorization of Borrowing, Acquisition etc. (a) Authority. The Borrower and the Loan Parties have the power and authority to consummate the Acquisitions. The Borrower has the power and authority to incur, and the Loan Parties have the power and authority to guarantee, the Indebtedness represented by the Loans, the Secured Hedging Obligations and the Loan Documents. The execution, delivery and performance by each Loan Party and each Sponsor Party of the Loan Documents and the Acquisition Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Loan Party or Sponsor Party. (b) No Conflict. The execution, delivery and performance by each Relevant Party and each Sponsor Party of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (i) conflict with or result in a violation or breach of the terms of (A) its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be; (B) any provision of material Law applicable to it, or (C) any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties; (ii) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material Properties; or (iii) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents). (c) Consents. The execution and delivery by each Relevant Party and each Sponsor Party of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated thereby, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect. (d) Binding Obligations. Each of the Transaction Documents to which a Relevant Party or Sponsor Party is a party has been duly executed and delivered by such Relevant Party or Sponsor Party thereto and is the legally valid and binding obligation of such Relevant Party or Sponsor Party, enforceable against it, in accordance with its respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar Laws affecting creditor’s rights.

82 Second Amended and Restated Credit Agreement SECTION 4.03 Title to Membership Interests. (a) After giving effect to the Acquisitions, the Borrower and its Subsidiaries will have good and valid legal and beneficial title to all of the Membership Interests held by it as identified on Schedule 4.03(e), free and clear of all Liens other than Permitted Liens. All of the issued and outstanding Membership Interests owned by the Borrower and its respective Subsidiaries after giving effect to the Acquisitions have been duly authorized and validly issued and are owned of record and beneficially by the Borrower or its Subsidiaries and were not issued in violation of any pre-emptive right. There are no voting agreements or other similar agreements with respect any such Membership Interests. (b) Other than any independent member of the Borrower, the Pledgors are the sole members of each Borrower, and each Pledgor has good and valid legal and beneficial title to the Borrower Membership Interests as identified on Schedule 4.03(e), free and clear of all Liens other than Permitted Liens. All of the issued and outstanding Borrower Membership Interests have been duly authorized and validly issued and are owned of record and beneficially by the Pledgors and were not issued in violation of any pre-emptive right. There are no voting agreements or other similar agreements with respect to the Borrower Membership Interests. (c) There are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the Membership Interests. Except as identified on Schedule 4.03(c), there are no outstanding options, warrants or rights for conversion into or acquisition, purchase or transfer of any of the membership interests in the Tax Equity Opco. There are no agreements or arrangements for the issuance by any Relevant Party of additional equity interests. (d) Schedule 4.03(d) accurately sets forth the ownership structure of the Relevant Parties owned by the Sponsors after giving effect to the Acquisitions, and after giving effect to the Acquisitions, the Borrower shall have no Subsidiaries other than as shown on Schedule 4.03(d). (e) Schedule 4.03(e) sets forth the name and jurisdiction of incorporation or formation of each Loan Party and the Tax Equity Opco and the percentage of each class of Capital Stock owned by any Loan Party after giving effect to the Acquisitions. SECTION 4.04 Governmental Authorization; Compliance with Laws. (a) No Permit, approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Relevant Party or any Sponsor Party of this Agreement or any other Transaction Document, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents, or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to this Agreement or the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.04, or which are otherwise particular to the identity or character of the Administrative Agent, all of which

83 Second Amended and Restated Credit Agreement have been duly obtained, taken, given or made and are in full force and effect as of the Effectiveness Date. (b) Each of the Sponsors and the Relevant Parties is, and the business and operations of each such Person and its development, construction and operation of the Projects are, and always have been, conducted in all respects in compliance with all material Laws (including, without limitation, laws with respect to consumer leasing and protection but not including Environmental Laws which are addressed under Section 4.16), and none of the Sponsors or any Relevant Party has received written notice from any Governmental Authority of an actual or potential violation of any such Laws, except as does not constitute or could not reasonably be expected to constitute a Material Adverse Effect. SECTION 4.05 Solvency. No Loan Party or Sponsor Party has entered into any Loan Document with the actual intent to hinder, delay, or defraud any creditor. After giving effect to the issuance of the Loans (and the use of proceeds thereof), the fair saleable value of the Loan Parties’ Assets, taken as a whole, exceeds and will, immediately following the making of any Loans, exceed the Loan Parties’ total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent obligations. The fair saleable value of the Loan Parties’ Assets, taken as a whole, is and will, immediately following the making of any Loans (and the use of proceeds thereof), be greater than the Loan Parties’ probable liabilities, including the maximum amount of its contingent obligations on its debts as such debts become absolute and matured. The Loan Parties’ Assets, taken as a whole, do not and, immediately following the making of any Loans (and the use of proceeds thereof) will not, constitute unreasonably small capital to carry out the business of the Loan Parties as conducted or as proposed to be conducted. The Borrower does not intend for it or any of its Subsidiaries to, and does not believe that any such Person will, incur Indebtedness and liabilities beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by the Loan Parties and the amounts to be payable on or in respect of obligations of the Loan Parties). SECTION 4.06 Use of Proceeds and Margin Security; Governmental Regulation. (a) No portion of the proceeds from the making of the Loans will be used by the Borrower, a Loan Party, a Sponsor Party or any other Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System. The Borrower is not engaged principally, or as one of its principal activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined or used in Regulation T, U or X of the Board of Governors of the Federal Reserve System). (b) Each of the Projects is a Qualifying Facility. (c) The Borrower and each of its Subsidiaries is (i) not a “public utility” under the FPA, and (ii) not subject to, or is exempt from, regulation as a “holding company” under PUHCA. (d) The Borrower and each of its Subsidiaries are either not subject to, or are exempt from, regulation as a “public utility,” an “electric utility,” “electric corporation,” or a

84 Second Amended and Restated Credit Agreement “holding company,” or similar terms, under the relevant State’s laws or regulations, including state laws and regulations respecting the rates of electric utilities and the financial and organizational regulation of electric utilities. (e) Neither the Borrower nor any of their Subsidiaries are required to register as an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act. (f) Neither the Borrower nor any of their Subsidiaries are subject to regulation under any federal or state statute or regulation that limits their ability to incur indebtedness for borrowed money. (g) Solely as the result of the execution and delivery of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents, or the performance of obligations under the Loan Documents, none of the Lenders will become subject to regulation (i) as a “public utility” under the FPA, (ii) as a “holding company” under PUHCA, or (iii) as a “public utility,” an “electric utility,” “electric corporation,” or a “holding company,” or similar terms, under the relevant State’s laws or regulations. SECTION 4.07 Defaults; No Material Adverse Effect. (a) No Default or Event of Default has occurred and is continuing. (b) Since the Effectiveness Date, no event, condition or circumstance has occurred which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect. SECTION 4.08 Financial Statements; Books and Records. (a) Except as set forth on Schedule 4.08, all Financial Statements which have been furnished by or on behalf of any Relevant Party, any Sponsor Party or any of their Affiliates to the Administrative Agent in connection with the Loan Documents have been prepared in accordance with GAAP consistently applied (other than, in the case of the Financial Statements of the Sponsors, where such Financial Statements cannot be prepared in accordance with GAAP due solely to the inability of the Sponsors to determine the fair value of certain subsidiaries related to a prior foreclosure of such subsidiaries by the Sponsors) and present fairly in all material respects the financial condition of the Persons covered thereby as of the respective dates thereof, subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual capital accounts in calculating net loss attributable to noncontrolling interests in conformity with GAAP. (b) All books, accounts and files of each Relevant Party are accurate and complete in all material respects, and the Borrower has access to all such books and records and the authority to grant access to such books and records to the Secured Parties. SECTION 4.09 Indebtedness. Except as listed on Schedule 4.09, the Borrower and its Subsidiaries have no outstanding Indebtedness other than (a) the Obligations and other

85 Second Amended and Restated Credit Agreement Permitted Indebtedness. The Obligations under the Loan Documents constitute Indebtedness of the Borrower and their Subsidiaries secured by a first ranking priority security interest in the Collateral. As of the Effectiveness Date, no other Indebtedness of the Borrower or their Subsidiaries ranks senior in priority to the Obligations. SECTION 4.10 Litigation; Adverse Facts. There are no judgments outstanding against any Sponsor or any Relevant Party, or affecting any of the Projects or any other Assets or Property of any Relevant Party, nor to the Relevant Parties’ Knowledge is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or threatened against any Sponsor or any Relevant Party, respectively, or any of the Projects that relates to the legality, validity or enforceability of any of the Transaction Documents, the ability of a Secured Party to exercise any of its rights in respect of the Collateral or the Collateral Documents or, other than as set forth on Schedule 4.10, that could reasonably be expected to result in a Material Adverse Effect. SECTION 4.11 Taxes and Tax Status. All U.S. federal, state, local tax returns, information statements and reports, and all other material tax returns, information statements or reports, of the Relevant Parties required to be filed have been timely filed (or any such Person has timely filed for a valid extension and such extension has not expired), and all material Taxes, assessments, fees and other governmental charges (including any payments in lieu of Taxes) upon such Persons and upon their Properties, Assets, income, profits, businesses and franchises which are due and payable have been timely paid except to the extent the same are being contested in accordance with Section 5.06 and for which adequate reserves are maintained. All such returns, information statements and reports (and all information filed with the Treasury in connection with the application for, and receipt of, a Grant) are true and accurate in all material respects (it being understood that the amount claimed as the fair market value for any Project shall be deemed true and accurate if such amount is consistent with the applicable appraisal and all information provided to the appraiser was true and accurate) and were prepared in substantial compliance with applicable Law. Except for the Projects included in the Fund 12 Opco no Grant has been applied for or obtained with respect to any Project currently owned by a Relevant Party. There are no Liens for Taxes (other than Liens for Taxes not yet due and payable) on any Assets of any Relevant Party. Except as set forth on Schedule 4.11, no unresolved written claim or proposed adjustment (including in connection with an ITC Basis Notification) has been asserted with respect to any Taxes of any Relevant Party. Except as set forth on Schedule 4.11, no waiver or agreement by any Relevant Party is in force for the extension of time for the assessment or payment of any Tax or regarding the application of statute of limitations for any Taxes or tax returns, and no request for any such extension or waiver is currently pending. Except as set forth in Schedule 4.11, there is no pending or, to the Knowledge of the Borrower, threatened audit or investigation by any Governmental Authority of any Relevant Party with respect to Taxes or any Grant. No Relevant Party is a party to or bound by any Tax sharing arrangement with any Person or any other agreement pursuant to which it is liable for the Taxes of another Person (including any Affiliate of a Relevant Party), other than the Tax Equity Documents and any Project Document the primary purpose of which is not the indemnification of income or other material Taxes or the sharing or allocation of income or other material Tax benefits or liabilities. No Relevant Party has any liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) or as a transferee or successor. No power of attorney currently in force has been granted with respect to Taxes of any Relevant Party. No written claim

86 Second Amended and Restated Credit Agreement has been made by any Governmental Authority and received by any Relevant Party in a jurisdiction where such Relevant Party does not file a tax return that it is or may be subject to taxation in that jurisdiction. No Relevant Party has engaged in any “listed transaction” as defined in Treasury Regulation Section 1.6011-4 or made any disclosure under Treasury Regulation Section 1.6011- 4. With respect to each Project that is leased for U.S. federal income tax purposes to a Customer, to the Knowledge of the Borrower, the Customer is not a Tax Exempt Person, except as could not reasonably be expected to have a Material Adverse Effect, when combined with other similar Projects. All property, sales and use taxes imposed upon any Project or the Energy produced by any Project are fully reimbursable by the applicable Customer or have been timely paid. No private letter ruling from the Internal Revenue Service has been obtained or requested by any Relevant Party for any of the transactions contemplated hereunder or under any of the Tax Equity Documents. Each Relevant Party is treated for U.S. federal income tax purposes either as disregarded as an entity separate from its owner (as described in Treasury Regulations Section 301.7701-2(c)(2)(i)) or as a partnership (and not a publicly traded partnership as defined in Section 7704(b) of the Code). Fund 12 Opco is, and since January 1, 2018 has been, treated for U.S. federal income tax purposes as disregarded as an entity separate from its owner (as described in Treasury Regulations Section 301.7701-2(c)(2)(i)). Fund 1 Opco is, and since July 1, 2022 has been, treated for U.S. federal income tax purposes as disregarded as an entity separate from its owner (as described in Treasury Regulations Section 301.7701-2(c)(2)(i)). Each owner of a Relevant Party (or if an owner of a Relevant Party is a disregarded entity, the entity treated as owning such Relevant Party’s assets for federal income tax purposes) is a U.S. Person. Each Relevant Party is not a Tax Exempt Person. No Relevant Party has elected to be treated as an association taxable as a corporation for federal income tax purposes. With respect to state and local property taxes for each Opco, (i) the amount of such taxes assumed in the Base Case Model is reasonable and (ii) to the extent any state or local property tax abatements, exemptions or exclusions are assumed in the Base Case Model (including, for the avoidance of doubt, the property tax exclusion for solar energy systems with respect to the State of California), such state or local property tax abatements, exemptions or exclusions are valid or, if incorrect, would not result in a Material Adverse Effect, such state or local property tax abatements, exemptions or exclusions are valid or, if incorrect, would not result in a Material Adverse Effect. SECTION 4.12 Performance of Agreements. None of the Relevant Parties or the Sponsor Parties are in default in the performance, observance or fulfillment of the Loan Documents or the Wholly-Owned Documents. None of the Relevant Parties or the Sponsor Parties are in material default in the performance, observance or fulfillment of the other Transaction Documents to which they are a party or any of the other obligations, covenants or conditions contained in any material contracts of any such Persons and, to the Knowledge of the Relevant Parties and the Sponsor Parties, no condition exists under such Transaction Documents that, with the giving of notice or the lapse of time or both, would constitute such a material default, other than with respect to the Customer Agreements where such condition (itself or when coupled with other defaults or conditions under such agreements) could not reasonably be expected to have a Material Adverse Effect. SECTION 4.13 Employee Benefit Plans. Neither the Borrower nor any Relevant Parties, or any of their respective ERISA Affiliates, maintains or contributes to, or has any obligation under, any Employee Benefit Plans or Multiemployer Plans. Without limiting the foregoing, the Borrower and its Subsidiaries do not have any employees or former employees and

87 Second Amended and Restated Credit Agreement do not sponsor, maintain, participate in, contribute to or have any obligations under or liability in respect of any Plan. SECTION 4.14 Insurance. Set forth on Schedule 4.14 is a description of all policies of insurance for the Relevant Parties, including those policies of the Sponsors for the benefit of the Relevant Parties which are required to be maintained pursuant to a Transaction Document (if any), that are in effect as of the Effectiveness Date. Such Insurance Policies conform to the requirements of Section 5.13 and have been paid in full or are not in arrears. No notice of cancellation has been received with respect to such policies and the Relevant Parties and the Sponsor are in compliance in all material respects with all conditions contained in such policies. SECTION 4.15 Investments. Except as permitted under Section 6.07, the Relevant Parties (other than the Pledgors) have no direct or indirect equity interest in any Person which is not also a Relevant Party, including any stock, partnership interest or other equity securities of any other Person. SECTION 4.16 Environmental Matters. To the Borrower’s Knowledge, each Project is, and has been developed, constructed and operated, in material compliance with all applicable Environmental Laws and Permits; no notice of violation of such Environmental Laws or Permits has been issued by any Governmental Authority with respect to any Project which has not been resolved; there is no pending or threatened action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration in respect of any Environmental Laws or Permits against any Relevant Party or with respect to any Project; there has been no Release of, or exposure to, any Hazardous Material on, from or related to any Project that has resulted in or could reasonably be expected to result in any material liability or material obligation for any Relevant Party; and no action has been taken by any Relevant Party that would cause any Project not to be in material compliance with all applicable Environmental Laws or Permits pertaining to Hazardous Materials. SECTION 4.17 Project Permits. No Permits are required for the operation of any Project in the ordinary course following the date that it is Placed in Service. SECTION 4.18 Representations Under Other Loan Documents. Each of the Relevant Parties’ and the Sponsor Parties’ representations and warranties set forth in the (a) other Loan Documents are true, correct and complete in all material respects and (b) Limited Liability Company Agreements and Master Purchase Agreements were true, correct and complete in all material respects when made. SECTION 4.19 Broker’s Fee. Except as disclosed on Schedule 4.19, no broker’s fee or finder’s fee, commission or similar compensation will be payable by or pursuant to any contract or other obligation of any Sponsor Party or Relevant Party with respect to the making of the Loans or any of the other transactions contemplated by the Transaction Documents. SECTION 4.20 Sanctions; Anti-Money Laundering and Anti-Corruption. (a) None of the Relevant Parties nor any of their respective Affiliates nor any director or officer or, to the Knowledge of the Borrower, agent, employee, affiliate or other person acting on behalf of a Relevant Party or any of its Affiliates (i) is a Blocked Person (ii) has been engaged in any

88 Second Amended and Restated Credit Agreement transaction, activity or conduct that constitutes or could reasonably be expected to give rise to a violation of any Sanctions; and/or (iii) has received notice of, or is otherwise aware of, any claim, action, suit, proceedings or investigation involving it with respect to Sanctions. (b) The operations of each of the Relevant Parties and its Affiliates have been conducted at all times in compliance with applicable anti-money laundering statutes of all applicable jurisdictions, including, without limitation, all money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States Law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or other Governmental Authority involving a Relevant Party or any of its Affiliates with respect to the Anti-Money Laundering Laws is pending, or to the Knowledge of the Borrower, threatened. (c) None of the Relevant Parties nor any of their respective Affiliates nor any director or officer or, to the Knowledge of the Borrower, agent, employee, affiliate or other person acting on behalf of a Relevant Party or any of its Affiliates (i) is aware of or has taken any action, directly or indirectly, that constitutes or would result in a violation by such person of any applicable Law or regulation related to corruption or bribery of the United States or any non-U.S. country or jurisdiction, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the U.K. Bribery Act 2010, as amended, and the rules and regulations thereunder (collectively, “Anti-Corruption Laws”), including, without limitation, using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful payment to any foreign or domestic government official or employee from corporate funds, and making any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, (ii) is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, or (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws. (d) None of the transactions contemplated by the Transaction Documents will violate any Anti-Money Laundering Laws, Anti-Corruption Laws or applicable Sanctions, and the Borrower will not, directly or indirectly, use, contribute or otherwise make available all or any part of the proceeds of the Loans to or for the benefit of any Person for the purpose of financing activities or business of, other transactions with, or investments involving any Blocked Person or Sanctioned Country or in any other manner that constitutes or would give rise to a violation by any Person, including any Lender, of any Anti-Money Laundering Laws, Anti-Corruption Laws or Sanctions. SECTION 4.21 Property Rights. Each Opco owns each photovoltaic system included in a Project acquired by it and owns, or has a contractual right to use or shall have on the date it acquires a Project, ownership of or, in the case of access rights to Customer Property, a contractual right to use, all equipment and facilities necessary for the operation of each Project. All equipment and facilities included in the Projects are reasonably expected to be when acquired or contracted for, and as of the Effectiveness Date are, to the Borrower’s Knowledge, in good repair and in an operating condition subject to ordinary wear and tear and casualty and are suitable for the purposes for which they are employed, and, to the Knowledge of the Borrower, there was and is no material defect, hazard or dangerous condition existing with respect to any such equipment or facilities except in respect of any material defect, hazard or dangerous condition for

89 Second Amended and Restated Credit Agreement which the Provider is taking appropriate action in accordance with Prudent Industry Practices and that could not reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower to perform under the Loan Documents at or above the assumption in the Base Case Model. Each Opco has the requisite real property rights and licenses under the Customer Agreements to which it is party to access, install, operate, maintain, repair, improve and remove its respective Projects and evidence of such real property rights and licenses has been provided to the Administrative Agent. No Relevant Party is the title owner of any real property. SECTION 4.22 Portfolio Documents and Eligible Projects. (a) No Relevant Party is party to any agreement or contract other than (i) the Transaction Documents to which it is a party and (ii) any contract or agreement incidental or necessary to the operation of its business that does not allocate material risk to any Relevant Party and has either a term of less than one year or a value over its term not exceeding $100,000. (b) All rights to receive the PBI Payments and the related PBI Documents in respect of the Eligible Projects have been assigned to the applicable Opco and all conditions to payment by the PBI Obligor under such PBI Documents have been satisfied and such payments are not subject to any offset. Each PBI Obligor that is not a Governmental Authority, meet the Credit Requirements. (c) Each Customer Agreement to which an Opco is a party is an Eligible Customer Agreement. (d) To the Borrower’s Knowledge, each Customer Agreement and the origination thereof and the installation of the related Project, in each case, was in compliance in all material respects with applicable Law (including without limitation, all consumer leasing and protection Law) at the time such Customer Agreement was originated and executed and such Project was installed. (e) Except for Customers subject to a Prepaid Customer Agreement, (i) the capacity weighted average FICO® Score of all Customers party to a Customer Agreement is no less than 750 and (ii) no greater than twenty percent (20%) of all Customers party to a Customer Agreement have a capacity weighted average FICO® Score of between 650 and 699. (f) Except as set forth on Schedule 4.23(f), all Portfolio Documents when provided to the Administrative Agent (in each case, including all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters) are (or will be when provided) true, correct and complete copies of such Portfolio Documents, and as of the Effectiveness Date or any other date when additional Portfolio Documents are provided to the Administrative Agent hereunder, each Portfolio Document (i) has been duly executed and delivered by each Sponsor Party and each Relevant Party thereto (as applicable) and, to the Knowledge of the Borrower, the other parties thereto, (ii) is in full force and effect and is enforceable against each Sponsor and each Relevant Party (as applicable) and, to the Knowledge of Borrower, each other party thereto as of such date, (iii) neither the Sponsors nor any Relevant Party or, to the Knowledge of the Borrower, no other party to such document is or, but for the

90 Second Amended and Restated Credit Agreement passage of time or giving of notice or both, would be in breach of any material obligation thereunder, except solely with respect to the Project Documents, where such breach (itself or when coupled with other breaches under such Project Documents) could not reasonably be expected to have a Material Adverse Effect, (iv) has no event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect, and (v) all conditions precedent to the effectiveness of such documents have been satisfied or waived in writing. (g) The Borrower maintains in its or the applicable Relevant Party’s books and records a copy of, to the best of the Borrower’s Knowledge, all documentation ancillary to the Customer Agreements, including, with respect to each completed Project: (i) a copy of or access to all of such Project’s manufacturer, installer or other warranties; (ii) copies of all PBI Documents and completed and submitted documentation in respect of rebates, if applicable, including the applicable confirmation letters; (iii) a copy of the Project’s completed inspection certificate issued by the applicable Governmental Authority; (iv) evidence of permission to operate from the applicable local utility; and (v) evidence that the installer of such Project has been paid in full. (h) The insurance described in Section 5.13 satisfies all insurance requirements set forth in the Portfolio Documents. (i) As of the Effectiveness Date, each Eligible Project is comprised of panels and inverters from an Approved Manufacturer. (j) The Sponsors and Relevant Parties have taken all action in accordance with Prudent Industry Practices to ensure that the manufacturer warranties relating to an Eligible Project are in full force and effect and can be enforced by the applicable Opco and, to the Knowledge of the Borrower and except to the extent the applicable manufacturer is no longer honoring its warranties generally, all manufacturer warranties are in full force and effect. (k) In respect of each Eligible Project, a precautionary fixture filing has been recorded in respect of such Eligible Project or such other similar filing as may be required by applicable law including pursuant to Cal. Pub. Util. Code §§ 2868-2869; provided, however, that (i) certain of such filings may be released from time-to-time in order to assist the applicable Customer in a pending refinancing of such Customer’s mortgage loan or sale of home, (ii) such filings may not have been filed or maintained in a manner that would provide priority under applicable law over an encumbrance or owner of the real property subject to the filing, and (iii) fixture filings may not have been made on Projects located on military property. (l) (i) Each Eligible Project is located in a Project State listed on Schedule 4.23(l) and (ii) Eligible Projects in any single Project State (other than California) in the aggregate, do not exceed twenty percent (20%) of the total number of Eligible Projects. (m) With respect to the Tax Equity Opco, each of the Tax Equity Opco Representations is true, complete and correct.

91 Second Amended and Restated Credit Agreement (n) With respect to each Wholly-Owned Opco, each of the Wholly-Owned Opco Representations is true, complete and correct. (o) The Cash Available for Debt Service included under the Base Case Model from the Project Pool does not include any Operating Revenues other than as derived from Eligible Revenues, includes Operating Expenses from all Projects in the Project Pool and takes into account the impact on Operating Revenues and Operating Expenses from each waiver to eligibility requirements, portfolio criteria or otherwise as provided by a Tax Equity Member. Taking into account all Projects owned by the applicable Opco: (i) each of the fund constraints and limitations set forth in the related Master Purchase Agreement has been satisfied, (ii) any minimum systems in service requirement set forth in such Master Purchase Agreement shall have been achieved, and (iii) each Project met the sale conditions and eligibility representations at the time of sale pursuant to such Master Purchase Agreement or, such requirements referenced in clauses (i), (ii) and/or (iii) were waived or amended and a copy of any such waiver or amendment has been provided to the Administrative Agent. (p) No Projects that are owned by the Wholly-Owned Opcos are subject to Prepaid Customer Agreements. (q) No Opco has any remaining obligations to purchase Projects under any Master Purchase Agreement. (r) Any and all Projects considered a public work under Article 8 of the NY Labor Law or a building service agreement covered by Article 9 thereof have been constructed in compliance with all State of New York prevailing wage and hours law and regulations. SECTION 4.23 Security Interests. (a) The Collateral Documents create, as security for the Obligations, valid, enforceable, and, upon the filing of documents and instruments in the proper places and the taking of other required actions (including, without limitation, possession), which have been filed or taken on or prior to the Effectiveness Date, perfected first-priority Liens in the Collateral, in favor of the Collateral Agent, for the benefit of the Secured Parties, subject to no Liens other than Permitted Liens. All consents and approvals necessary or desirable to create and perfect such Liens have been obtained. (b) The descriptions of the Collateral set forth in the Collateral Documents are true, complete, and correct in all material respects and are adequate for the purpose of creating, attaching, and perfecting the Liens in the Collateral granted or purported to be granted in favor of the Collateral Agent for the benefit of the Secured Parties. (c) All filings, registrations, recordings, notices, and other actions that are necessary or required (including delivery to the Collateral Agent of the certificates evidencing the Membership Interests or giving the Collateral Agent control or possession of the Collateral) to perfect the Collateral Agent’s Lien on the Collateral have been made or taken or will be made or taken on the date of this representation.

92 Second Amended and Restated Credit Agreement SECTION 4.24 Intellectual Property. To the best of the Borrower’s Knowledge, each Subsidiary owns or holds a valid and enforceable agreement, license, permit, certificate, franchise or other authorization or right to use the technology and intellectual property rights necessary to own, lease, operate, maintain and repair the Projects, and no actions by any Subsidiary that have been performed or are expected to be performed under the Portfolio Documents infringe upon or misappropriate the intellectual property rights of any other Person. SECTION 4.25 Full Disclosure. (a) All written information, including any information contained in any Officer’s Certificate, Loan Document (including all schedule, exhibit annexes and other attachments), documents, reports or other written information pertaining to the Relevant Parties, the Portfolio Documents and the Projects (other than any projections or forward-looking statements), together with all written updates of such information from time to time (collectively, the “Information”), that have been furnished by or on behalf of the Borrower to any Secured Party or its advisors or consultants are, as of the date such Information was so furnished (it being understood, without limitation, that the disclosures under the schedules to this Agreement, except where updated in accordance with this Agreement, are furnished as of the Effectiveness Date) and taken as a whole, true and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances in which they were made. (b) The projections and forward-looking statements, including the Base Case Model, prepared by or as directed by the Borrower that have been made available to any Secured Party (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as and when such projections or forward-looking statements were prepared and as of the Effectiveness Date, (ii) other than with respect variances to the assumptions as agreed by the Administrative Agent and the Borrower, are generally consistent with each financial model provided to the Tax Equity Members as and when such projections or forward-looking statements were prepared, and (iii) do not include any cash flows other than Eligible Revenues and include all Operating Expenses in respect of all Projects owned by the Opcos. (c) Schedule 4.25(c) sets forth the Tax Equity Documents for the Tax Equity Opco. (d) Schedule 4.25(d) sets forth the Wholly-Owned Documents for each Wholly-Owned Opco. (e) Schedule 4.25(e) sets forth all agreements for the provision of maintenance, operating and administrative services in respect of Projects in the Project Pool. (f) Schedule 4.25(f) sets forth (i) all accounts (other than the Collateral Accounts) maintained by each Relevant Party (other than the Tax Equity Opco) and (ii) each Non- Routine Services Account and each Lockbox Account maintained by the Tax Equity Opco. (g) As of the date delivered, the information included in each Beneficial Ownership Certification is true and correct in all respects.

93 Second Amended and Restated Credit Agreement SECTION 4.26 Acquisition Documents. There have been no amendments, supplements, modifications or waivers of the Acquisition Documents that would have an adverse impact on the Lenders or the transactions contemplated by this Agreement and the other Loan Documents. SECTION 4.27 Iran Divestment Act. In accordance with Section 2879-c of the Public Authorities Law, by signing this contract, Borrower certifies, for itself and its Affiliates, under penalty of perjury, to the best of their knowledge and belief, that neither the Borrower nor any of its Affiliates is on the list created pursuant to paragraph (b) of subdivision 3 of section 165- a of the New York State Finance Law (see www.ogs.ny.gov/about/regs/ida.asp). ARTICLE V. AFFIRMATIVE COVENANTS The Borrower covenants and agrees that until the Debt Termination Date, it shall perform and comply with all covenants in this Article V applicable to such Person. SECTION 5.01 Financial Statements and Other Reports. (a) Financial Statements and Operating Reports. (i) Annual Reporting. (A) Within one hundred twenty (120) days after the end of each fiscal year of each Sponsor and ESE, the Borrower shall furnish, or cause to be furnished, to the Administrative Agent and each Lender (on a combined consolidated basis for the Sponsors and their Subsidiaries and on a consolidated basis for the Borrower and its Subsidiaries) (x) with respect to the Sponsors copies of unaudited Financial Statements of each Sponsor for such fiscal year and (y) with respect to ESE, copies of audited Financial Statements of ESE. All such Financial Statements shall be prepared in accordance with GAAP consistently applied (other than, in the case of the Financial Statements of the Sponsors, where such Financial Statements cannot be prepared in accordance with GAAP due solely to the inability of the Sponsors to determine the fair value of certain subsidiaries related to a prior foreclosure of such subsidiaries by the Sponsors), and other than in the case of the Financial Statements of the Sponsors, which shall only be required to be management certified, shall be accompanied by an unqualified opinion of such accountants on such Financial Statements which states that such Financial Statements present fairly in all material respects the financial position of the applicable Person and its consolidated Subsidiaries for the period covered by such Financial Statements. All such Financial Statements delivered pursuant to this Section 5.01(a)(i)(A) shall also be accompanied by a certification executed by the applicable Person’s chief executive officer or chief financial officer (or other officer with similar duties) to the effect set forth in Section 5.01(a)(vi) (B) Within one hundred twenty (120) days after the end of each fiscal year of the Borrower, the Borrower shall furnish, or cause to be furnished, to

94 Second Amended and Restated Credit Agreement the Administrative Agent and each Lender copies of the audited Financial Statements of (x) the Borrower (on a consolidated basis for the Borrower and its Subsidiaries) and (y) the Tax Equity Opco. All such Financial Statements shall be prepared in accordance with GAAP consistently applied and shall be audited by an Independent certified public accounting firm of national standing, and shall be accompanied by an unqualified report of such accountants on such Financial Statements which states that such Financial Statements present fairly in all material respects the financial position of the applicable Person and its consolidated Subsidiaries for the period covered by such Financial Statements. All such Financial Statements shall also be accompanied by a certification executed by the applicable Person’s chief executive officer or chief financial officer (or other officer with similar duties) to the effect set forth in Section 5.01 5.01(a)(vi). (ii) Quarterly Reporting. Within forty-five (45) days after the end of each of the first three (3) fiscal quarters in each fiscal year of the applicable Person, commencing with the fiscal quarter ended June 30, 2020, the Borrower shall provide to the Administrative Agent and each Lender (on a consolidated basis for the Borrower and its Subsidiaries and on a combined basis for the Sponsors) copies of the unaudited Financial Statements of each of the Sponsors, ESE, the Borrower and each Opco for each such quarter, together with a certification executed by each respective chief executive officer or chief financial officer (or other officer with similar duties) to the effect set forth in Section 5.01(a)(vi). (iii) Portfolio Reporting. (A) The Borrower shall provide to the Administrative Agent a quarterly report (which report the Administrative Agent may provide to the Independent Engineer), no later than forty five (45) days after the end of the fiscal quarter for the combined portfolio in the form attached as Exhibit J (the “Quarterly Portfolio Report”), commencing with the fiscal quarter ended June 30, 2020; (B) The Borrower shall cause its employees and officers to make themselves available during normal business hours at the reasonable request of the Administrative Agent (acting in consultation with the Independent Engineer) to discuss any information disclosed in the Quarterly Portfolio Report, including with respect to (a) Collections, (b) Operating Revenues, Operating Expenses and Cash Available for Debt Service, (c) the fair market value of the equity interests in each Opco, and (d) portfolio production performance. (C) The Borrower shall provide to the Administrative Agent no later than fifteen (15) Business Days after the end of the fiscal quarter of the Borrower, commencing with the fiscal quarter ended June 30, 2020, the amounts standing to the credit of each Non-Routine Services Account (other than the Spruce Non-Routine Services Account) as of the end of such fiscal quarter together with a summary of all deposits and withdrawals from such accounts during the three month period ending on the last day of such fiscal quarter.

95 Second Amended and Restated Credit Agreement (iv) Provider Reporting. The Borrower shall cause the Provider to provide to the Administrative Agent and the Independent Engineer each quarterly operating report, as permitted by the Tax Equity Members, required pursuant to Maintenance Services Agreements at such time and in such manner as provided therein. The Borrower shall cause the Provider and its employees and officers to make themselves available during normal business hours at the reasonable request of the Administrative Agent or the Independent Engineer to discuss any information disclosed in such reports, including with respect to inverter failures. (v) Debt Service Coverage Ratio Certificate. No later than eight (8) Business Days prior to each Payment Date, the Borrower shall provide to the Administrative Agent a Debt Service Coverage Ratio Certificate. The Administrative Agent (including on the instructions of any Lender) may notify the Borrower in writing of any suggested corrections to a Debt Service Coverage Ratio Certificate (the “Administrative Agent DSCR Comments”) regarding any inconsistencies with the terms of this Agreement, no later than five (5) Business Days following receipt of a Debt Service Coverage Ratio Certificate. The Borrower shall incorporate into the Debt Service Coverage Ratio Certificate all Administrative Agent DSCR Comments that are consistent with the terms of this Agreement and deliver to the Administrative Agent a revised Debt Service Coverage Ratio Certificate no later than three (3) Business Days following the date of the Borrower’s receipt of the Administrative Agent DSCR Comments. The calculations of the Debt Service Coverage Ratios and other information provided in respect of Debt Service Coverage Ratio Certificate hereunder shall be used in determining deposits to and releases from the Collections Account or the Distribution Trap Account, as applicable, for the purposes of making any Restricted Payments by the Borrower. If the Borrower fails to produce the information and calculations relating to the Debt Service Coverage Ratios and Debt Service Coverage Ratio Certificate required to be produced pursuant to this Agreement, then, until such time as such information and calculations are provided, no funds shall be released for the purposes of making any Restricted Payments by the Borrower. (vi) Certifications of Financial Statements and Other Documents. Together with the Financial Statements provided to the Administrative Agent pursuant to Sections 5.01(a)(i) and (ii), the Borrower shall also furnish to the Administrative Agent certifications upon which the Administrative Agent may conclusively rely in the form of Exhibit H, executed by the respective chief executive officer or chief financial officer (or other officer with similar duties) of the applicable Sponsor and applicable Relevant Party (as applicable) certifying that such Financial Statements fairly present the financial condition and results of operations of the applicable Sponsor and applicable Relevant Party (as applicable) on a consolidated basis for the period(s) covered thereby in accordance with GAAP (subject, in the case of any such unaudited Financial Statements, to changes resulting from audit and normal year-end adjustments, including the absence of footnotes and subject to validation of individual Subsidiary capital accounts in calculating net loss attributable to non-controlling interests in conformity with GAAP).

96 Second Amended and Restated Credit Agreement (b) Material Notices. The Borrower shall promptly, but in no event later than five (5) Business Days after the earlier of its or any Subsidiary’s receipt or Knowledge thereof, deliver, or cause to be delivered, to the Administrative Agent: (i) copies of all notices given or received with respect to a default or any event of default under any term or condition of or related to any Permitted Indebtedness; (ii) copies of any and all notices of a default, breach or termination by any party under (A) any Transaction Document (other than a Project Document) or (B) any Project Document, which default, breach or termination under any Project Document (itself or when coupled with other breaches under any Project Document) could reasonably be expected to have a Material Adverse Effect; (iii) notice of the occurrence of any event or circumstance that has, or could reasonably be expected to have, a Material Adverse Effect; (iv) notice of any (A) fact, circumstance, condition or occurrence at, on, or arising from, any Project that results or could reasonably be expected to result in material noncompliance with or a material liability or material obligation under any Environmental Law, (B) Release of Hazardous Materials on, from or related to any Project that has resulted in or could reasonably be expected to result in personal injury or material Property damage or in any material liability or material obligation for any Relevant Party, or (C) pending or, to the Borrower’s Knowledge, threatened action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration in respect of any Environmental Laws against it or arising in connection with occupying or conducting operations on or at any Project therefor; (v) copies of all material notices, documents or reports received or sent by the Borrower, a Sponsor or any other Relevant Party pursuant to any Tax Equity Document, which shall include (without limitation) any capital contribution notice and notices, documents or reports in relation to (A) any call option, buy-out right, withdrawal right or put option, (B) the achievement of any flip or cash reversion dates under a Limited Liability Company Agreement, (C) true-up requirements (including, without limitation, any true-up report regarding interim and final true-ups), (D) the transfer of membership interests, (E) claims against any Sponsor Party or any Relevant Party under any indemnity, (F) the threatened or actual removal of Fund IV Holdco as a managing member, (G) any updates to financial models prepared by or in respect of an Opco, (H) stop deployment events, any deficient class or deficient Projects or otherwise in relation to Projects owned by an Opco being Placed in Service or material correspondence on other eligibility criteria in the Tax Equity Documents for any Tax Equity Opco and (I) dispute resolution or independent review under the terms of any Tax Equity Document (in each case including, without limitation, in relation to the loss, reduction, recapture or disallowance of any Grant or ITC awarded or claimed, as applicable, with respect to any Project, any Projects being Placed in Service, any appraisal procedure and any material dispute in relation to Tax matters, Grants or ITCs);

97 Second Amended and Restated Credit Agreement (vi) notice of any event which would require a mandatory prepayment under Section 3.03(a); (vii) notice that any insurance required to be maintained pursuant to the Tax Equity Documents or the Loan Documents has been, or, to the Knowledge of the Borrower, is threatened to be, cancelled; (viii) any proposed amendment, supplement, modification or waiver to, or assignment or transfer in respect of, a Portfolio Document (other than any Customer Agreement) or the organizational documents of a Relevant Party at least five (5) Business Days prior to entry thereto; (ix) copies of any amendment, supplement, waiver or other modification to a Portfolio Document or the organizational documents of a Relevant Party (provided that such documents in respect of the Customer Agreements may be provided on a quarterly basis but no later than forty-five (45) days after the end of March, June, September and December); and (x) notice of any Serial Defect and each recall notice issued in respect of, or any other material communications related to an actual or potential Serial Defect from any manufacturer of any inverter included in an Eligible Project. (xi) notice that any Project component used in respect of the Projects owned by the Opcos is not covered by an Acceptable Warranty or any other material communications related to an actual or loss of an Acceptable Warranty from any manufacturer of any equipment included in any Projects owned by the Opcos. (xii) notice of any Warranty Event or any other material communications related to an actual or potential Warranty Event from any manufacturer of any inverter included in any Projects owned by the Opcos. (xiii) any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification. (c) Performance Tracking. The Borrower shall cause Fund IV Holdco to make themselves available during normal business hours at the reasonable request of the Administrative Agent (acting on the instructions of the Required Lenders) to discuss the basis for any calculations, including the interpretation and application of the calculation rules, conventions and procedures under the applicable Limited Liability Company Agreement. At any time during the occurrence of any Event of Default or a Distribution Trap, the Administrative Agent may submit the latest Tax Equity Opco Model for the Tax Equity Opco, together with the exhibits or supplemental information thereto, to a model auditor selected by the Administrative Agent for its review at the sole cost and expense of the Borrower. (d) Major Decisions. The Borrower shall promptly, but in no event later than five (5) Business Days prior to any vote or approval in respect of a Major Decision, deliver, or cause to be delivered, to the Administrative Agent written notice describing the issue to be decided

98 Second Amended and Restated Credit Agreement by vote or approved together with copies of all correspondence received and sent with respect to that Major Decision. (e) Operating Budgets. (i) The Borrower shall prepare, or cause to be prepared, for each fiscal year of the Borrower and each of its Opcos an operating and capital expense budget setting forth the anticipated revenues, and Operating Expenses (including expenses for Non- Routine Services and Non-Agreed System Services) of each Relevant Party for such fiscal year. The Operating Budget for 2023 (taking into account the Tredegar Solar Acquisition) is attached as Exhibit I hereto. For each succeeding fiscal year (commencing with 2024), the Borrower shall, not later than thirty (30) days prior to beginning of such fiscal year, submit a proposed Operating Budget to the Administrative Agent for its approval (acting on the instructions of the Required Lenders); provided that the approval of the Administrative Agent shall be deemed to be given if (A) the Operating Expenses set forth in the proposed Operating Budget do not exceed 10% in the aggregate over the amount budgeted for such Operating Expenses of the Borrower and its Opcos in the then-current Base Case Model for the applicable year and (B) such proposed Operating Budget is otherwise consistent with the then-current Base Case Model for the applicable year. (ii) The Borrower shall, and shall cause Fund IV Holdco to, deliver to the Administrative Agent (i) each operating budget submitted to and approved by the Tax Equity Members in respect of its Tax Equity Opco, as required under the applicable Limited Liability Company Agreement and (ii) when available, any amendments to such operating budget, together with all notices or correspondence regarding the approval of such operating budget (if applicable) by the relevant Tax Equity Member; provided that the approval of the Administrative Agent shall be deemed to be given if the Non-Routine Services and Non-Agreed System Services included in such operating budgets do not collectively exceed the greater of (x) 10% in the aggregate over the amount budgeted for Operating Expenses in respect of the Tax Equity Opco in the then-current Base Case Model for the applicable year and (y) $50,000 and (B) such operating budgets are otherwise consistent with the then-current Base Case Model for the applicable year. (f) Inverter Reporting. On or prior to the Calculation Date ending December 31, 2020, and annually thereafter, the Borrower shall submit to the Administrative Agent a list of all inverter manufacturers and models, together with the distribution of such equipment across each Opco and inverter failures and warranty information, for an annual review of which the Borrower has Knowledge (together, the “Inverter Review Information”). The Administrative Agent may consult with the Independent Engineer regarding the Inverter Review Information at the Borrowers’ sole cost and expenses and the Borrower shall make itself and its officers and employees available during normal business hours to the Independent Engineer, at the reasonable request of the Administrative Agent, to discuss the Inverter Review Information. (g) Other Information. As soon as reasonably practicable upon request, the Borrower shall, deliver, or cause to be delivered, such other information in relation to the business, operations, Property, Assets or condition (financial or otherwise) of the Borrower and any Relevant Party as the Administrative Agent or any Lender may from time to time reasonably request.

99 Second Amended and Restated Credit Agreement (h) Data Site. Notwithstanding anything contained to the contrary herein, all reporting and notice obligations of the Borrower under this Section 5.01 may be satisfied by posting any applicable reports, notices or other materials to an Intralinks data site or such other data site designated by the Borrower that is reasonably acceptable to the Administrative Agent and the Required Lenders and to which the Administrative Agent shall have control and the Lenders and the Independent Engineer have been granted access. SECTION 5.02 Notice of Events of Default. The Borrower shall give the Administrative Agent prompt written notice of (a) each Default of which it obtains Knowledge and each Event of Default hereunder and (b) each default on the part of any party to the other Transaction Documents (other than the Customer Agreements where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect). SECTION 5.03 Maintenance of Books and Records. The Borrower shall, and shall cause each of its Subsidiaries to, maintain and implement, administrative and operating procedures reasonably necessary in the performance of their obligations hereunder, and the Borrower shall, and shall cause its Subsidiaries to, keep and maintain at all times, or cause to be kept and maintained at all times, all documents, books, records, accounts and other information reasonably necessary or advisable for the performance of their obligations hereunder to the extent required under applicable Law. SECTION 5.04 Litigation. The Borrower shall give the Administrative Agent prompt written notice upon it or any Relevant Party receiving or obtaining: (a) notice of any pending or threatened (in writing) litigation, investigation, action or proceeding of or before any court arbitrator or Governmental Authority affecting a Sponsor Party, the Borrower or any Relevant Party that, if adversely determined, could reasonably be expected to result in: (i) liability to the Borrower or a Relevant Party in an aggregate amount exceeding $1,000,000, or an aggregate amount with all other such claims exceeding $3,000,000; (ii) injunctive, declaratory or similar relief against the Borrower or a Relevant Party; or (iii) a Material Adverse Effect; (b) Knowledge of any material development in any action, suit, proceeding, governmental investigation or arbitration at any time which is pending against or affecting any of the Sponsor Parties, the Borrower or any Relevant Party and could reasonably be expected to have a Material Adverse Effect. SECTION 5.05 Existence; Qualification. The Borrower shall, and shall cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence as a limited liability company and all rights and franchises material to its business, including its qualification

100 Second Amended and Restated Credit Agreement to do business in each state where it is required by Law to so qualify, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. SECTION 5.06 Taxes. The Borrower shall, and shall cause each of the other Relevant Parties to, maintain its classification as a partnership or disregarded entity for U.S. federal income tax purposes as represented in Section 4.11 and shall not recognize any transfer of an ownership interest in the Borrower if the direct owner either (a) is not a U.S. Person or (b) is a Tax Exempt Person. The Borrower shall, and shall cause each of the other Relevant Parties to, pay, or cause to be paid, as and when due and prior to delinquency, all material Taxes, assessments and governmental charges of any kind that may at any time be lawfully due or levied against or with respect to such Person or any Project (including, in each case, all material Taxes, assessments and charges lawfully made by any Governmental Authority for public improvements that may be secured by a Lien on such Project); provided, however, that the Borrower or other Relevant Party may, by appropriate proceedings, contest or cause to be contested in good faith any such Taxes, assessments and other charges and, in such event, may, if permitted by applicable Laws, permit the Taxes, assessments or other charges so contested to remain unpaid during any period, including appeals, when the Borrower or other Relevant Party is in good faith contesting or causing to be contested the same by appropriate proceedings, so long as (a) appropriate segregated cash reserves have been established to pay any such Tax, assessments or other charges, accrued interest thereon and potential or other costs related thereto in accordance with GAAP, (b) enforcement of the contested Tax, assessment or other charge is effectively stayed pursuant to applicable Laws for the entire duration of such contest, and (c) any Tax, assessment or other charge determined to be due, together with any interest or penalties thereon, is promptly paid after resolution of such contest. In the event that any “imputed underpayment” (within the meaning of Section 6225 of the Code) is assessed or imposed against Fund IV Holdco, the Borrower shall, to the extent permitted under applicable Law, (A) cause Fund IV Holdco to make an election under Section 6226 of the Code to make Section 6225 of the Code inapplicable to the imputed underpayment and (B) follow the procedures required pursuant to the Code and the Treasury Regulations in connection therewith. SECTION 5.07 Operation and Maintenance. The Borrower shall, and shall cause each of its Opcos and the Provider to, keep each Project in good operating condition consistent in all material respects with the applicable Portfolio Documents, all other agreements with respect to the Project (including any provisions of any manufacturer, installer or other warranties), Prudent Industry Practices and requirements of Law, and make or cause to be made all repairs necessary to keep such Projects in such condition (ordinary wear and tear excepted). With respect to replacements of panels or inverters of any Project, the Borrower shall, and shall cause each of its Opcos and the Provider to, use equipment manufactured by an Approved Manufacturer. SECTION 5.08 Preservation of Rights; Maintenance of Projects; Warranty Claims; Security. (a) The Borrower shall, and shall cause each of its Subsidiaries to, (i) perform and observe its material obligations under the Portfolio Documents, and to which such Relevant Party is a party and (ii) to preserve, protect and defend its (or its Subsidiary’s) material rights, under such Portfolio Documents, including prosecution of suits to enforce any right of such Relevant Party thereunder and enforcement of any claims with respect thereto. The Borrower

101 Second Amended and Restated Credit Agreement shall, and shall cause its of its Subsidiaries to, cause the Provider to maintain any Permits as may be required in connection with the maintenance, repair or removal of any Project. (b) The Borrower shall, and shall cause each of its Subsidiaries to, or shall cause the Provider (as appropriate) to, on behalf of the applicable Subsidiary, pursue warranty claims related to a Project’s photovoltaic panels, inverters or other material components in accordance with the terms of the applicable warranty, unless the Administrative Agent waives such requirement in writing. (c) The Borrower shall, and shall cause each Loan Party to, execute and deliver from time to time such other documents as shall be necessary or advisable, or that the Administrative Agent or Collateral Agent may reasonably request, in connection with the rights and remedies of the Secured Parties granted by or provided for in the Loan Documents and to perform the transactions contemplated therein. (d) The Borrower shall, and shall cause each Loan Party to (i) take all actions as may be necessary or advisable, or that the Administrative Agent may reasonably request, to establish, maintain, protect, perfect and continue the perfection or the first-priority status (subject to Permitted Liens) of the security interests created (or purported to be created) by the Collateral Documents and (ii) furnish timely notice of the necessity of any such action together with such instruments, in execution form (if applicable), and such other information as may be required or reasonably requested to enable any appropriate Person to effect any such action. Without limiting the generality of the foregoing, the Borrower shall, at its own expense, (A) execute and deliver or cause to be executed and delivered, acknowledge or cause to be acknowledged, file or cause to be filed or record or register or cause to be recorded or registered, or take any other action or cause any other action to be taken with respect to, such notices, statements, instruments and other documents (including any memorandum of lease or other agreement, UCC financing statement or amendment or continuation statement, certificate of title or estoppel certificate, fixture filings and mortgages or deeds of trust) in all places necessary or advisable to establish, maintain, protect and perfect, and ensure the priority of, such security interests and in all other places that the Administrative Agent or any Lender shall reasonably request, (B) discharge all other Liens (other than Permitted Liens) or other claims adversely affecting the rights of the Secured Parties in the Collateral or the pledged interests and (C) deliver or publish all notices to third parties that may be required to establish or maintain the validity, perfection or priority of any Lien created pursuant to this Agreement or the Collateral Documents. (e) Without limiting its obligations under the foregoing clauses (c) and (d), the Borrower shall, and shall cause each Loan Party to, take actions necessary or advisable (including filing, registering and recording all necessary instruments and documents and paying all fees, taxes, levies, imposts and periodic expenses in connection therewith), or that the Administrative Agent may reasonably request, to (i) create security arrangements, including, as applicable, the establishment of a pledge or the perfection of any Lien or, as applicable, the enforceability of a Lien as against such Subsidiary and any subsequent lienor (including a judgment lienor), holder of a charge, or transferee for or not for value, in bulk, by operation of Law, or otherwise, in each case granted, with respect to all future Assets in accordance with the requirements of all applicable Laws, or the Law of any other jurisdiction, as applicable, (ii) maintain the security and pledges created by this Agreement and the Collateral Documents in full force and effect at all times

102 Second Amended and Restated Credit Agreement (including, as applicable, the priority thereof), and (iii) preserve and protect the Collateral and Membership Interests and protect and enforce its rights and title, and the rights and title of the Secured Parties, to the security created by this Agreement and the Collateral Documents. (f) The Borrower shall take all reasonable actions to maintain the filings referenced in Section 4.22(k) pursuant to applicable Laws. (g) Without limitation to Section 5.22, simultaneously with the purchase or cancellation of the outstanding “class A” membership interests of an Opco or any membership interests held by a Tax Equity Member in such Opco (whether pursuant to purchase, call, put or withdrawal option), the Borrower shall, and shall cause Fund IV Holdco and Fund IV Opco to deliver such new and amended Collateral Documents and standing instructions and associated amendments to the Loan Documents as requested by the Administrative Agent (including, without limitation, an accession and joinder to the Guaranty and Security Agreement to provide a guaranty of the Obligations and a security interest for the Obligations over all Assets of the applicable Opco, a deposit account control agreement to perfect such security interest in such Opco’s Lockbox Account and Non-Routine Services Account, standing instructions for the deposit of the revenues of such Opco into the Collections Account, amendments to reflect such Opco as a wholly owned subsidiary of the Borrower and other amendments in respect of account mechanics, contracting, budgeting and payment provisions regarding the operation and maintenance of such Opco, transition management or back-up servicing arrangements for such Opco and the removal of prepaid systems from the ownership of the Relevant Parties) in a form and of substance reasonably acceptable to the Administrative Agent. (h) Upon an Opco becoming a Wholly-Owned Opco as a result of the purchase or cancellation of the membership interests held by a Tax Equity Member as described in clause (g) above, the Borrower shall ensure that any Maintenance Service Agreement and Backup Servicer Agreement to which such Opco is a party shall be substantially in the form as those entered into by a Wholly-Owned Opco on the Effectiveness Date and shall provide for the Wholly- Owned Opco to have a right to terminate such agreements for Provider default, and transition to a replacement Provider under the Backup Servicer Agreement, upon the occurrence of a Servicer Termination Event hereunder. SECTION 5.09 Compliance with Laws; Environmental Laws. The Borrower shall, and shall cause each of its Subsidiaries to (a) comply in all material respects with, and conduct its business and operations in compliance in all material respects with, all applicable Laws (including Environmental Laws, consumer leasing and protection Law and any federal, state or local regulatory Laws) and Permits, and (b) procure, maintain in full force and effect and comply in all material respects with all Permits by the date such Permit is necessary or required to have been obtained under applicable Law. SECTION 5.10 Energy Regulatory Laws. The Borrower shall, and shall cause each of its Subsidiaries to, take all necessary actions to maintain (a) the status of each Project as a Qualifying Facility, and (b) the Borrower’s and each of its Subsidiary’s exemptions from (i) the FPA, as provided in FERC’s regulations at 18 C.F.R. § 292.601(c), including the exemption from regulation under Sections 205 and 206 of the FPA as provided in § 292.601(c)(1), (ii) PUHCA, as provided in FERC’s regulations at 18 C.F.R. § 292.602(b), and (iii) certain state laws and

103 Second Amended and Restated Credit Agreement regulations respecting the rates of electric utilities and the financial and organizational regulation of electric utilities, as provided in FERC’s regulations at 18 C.F.R. § 292.602(c). SECTION 5.11 Interest Rate Hedging. On the Effectiveness Date, the Borrower shall enter into and thereafter maintain Interest Rate Hedging Agreements on a pro rata basis with the Lenders or Affiliates thereof who elect to participate as Secured Hedge Providers (in each case, documented pursuant to ISDA agreements reasonably satisfactory to the Administrative Agent) to the extent necessary to provide that at least 75%, but in no event greater than 100%, of the aggregate principal amount of Term Loans outstanding or projected to be outstanding are subject to either a fixed interest rate, or other interest rate protection acceptable to the Administrative Agent, through the Hedge Profile Repayment Date. SECTION 5.12 Payment of Claims. (a) Except for those matters being contested pursuant to clause (b) below, the Borrower shall, and shall cause the other Relevant Parties to, pay (i) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by Law have or may become a Lien upon any of its Properties or Assets (hereinafter referred to as the “Claims”) and (ii) all U.S. federal, state, local and non-U.S. income Taxes, sales Taxes, excise Taxes and all other Taxes and assessments of the Relevant Parties on their businesses, income, profits, franchises or Assets, in each instance before any penalty or fine is incurred with respect thereto; provided that, without limiting the Cash Diversion Guarantors’ obligations under the Cash Diversion Guaranty, the foregoing shall not be deemed to require that a Relevant Party pay any such Tax or other liability that is imposed on a Customer or that such Customer is contractually obligated to pay, and the term “Claims” shall be construed accordingly. (b) The Borrower shall not be required to pay, discharge or remove any Claim relating to any Project that it is otherwise obligated to pay, discharge or remove so long as the Borrower contests (or causes to be contested) in good faith such Claim or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the applicable Project, so long as no Event of Default shall have occurred and be continuing and the Borrower has provided the Administrative Agent with evidence that the Borrower is maintaining adequate reserves in accordance with GAAP to pay, discharge or remove such Claim. SECTION 5.13 Maintenance of Insurance. (a) Until the Debt Termination Date, the Borrower shall, at its sole cost and expense, procure and maintain, or cause to be procured and maintained by the Provider pursuant to the Portfolio Documents, and provide the Administrative Agent with acceptable evidence (in form and substance reasonably satisfactory to the Administrative Agent) of the existence of, the types and amounts of insurance listed below with respect to the activities of its representatives in connection with this Agreement (collectively, the “Insurance Policies”) with reputable insurers rated at least A-, X by A.M. Best and “A” or higher by S&P or otherwise acceptable to the Administrative Agent, acting reasonably. In addition, the Borrower and the Relevant Parties shall take all necessary action to maintain any insurance that each such Relevant Party or Sponsor is required to maintain pursuant to the terms and conditions of the Transaction Documents. The

104 Second Amended and Restated Credit Agreement following terms and conditions apply with respect to property and liability insurance maintained by or on behalf of the Borrower or the Relevant Parties with respect to the Projects: (i) All-Risk Property / Builders Risk. “All-Risk” property, as such term is used in the insurance industry, including coverage for mechanical and electrical breakdown (or “electrical arcing”) plus resulting or ensuing damage arising out of design error, faulty workmanship or faulty materials, the perils of flood and earthquake, windstorm (named or unnamed), hail, lightning, strike, riot and civil commotion, sabotage (non-terrorism but excluding acts of a named insured), resulting damage caused by extremes of temperature, vandalism and malicious mischief, subject to terms and conditions that are consistent with current industry practice and acceptable to the Administrative Agent. Coverage shall be maintained in an amount that is not less than the greater of: (i) the maximum total replacement cost value of Eligible Projects at risk for any one occurrence on a per occurrence basis, (ii) such other per occurrence and/or aggregate limits required by the Administrative Agent and that are sufficient to comply with the requirements of the Transaction Documents or (iii) an amount that (A) is supported by a probable maximum loss (or “PML”) analysis performed by Beecher Carlson that is in a form and substance acceptable to the Administrative Agent in consultation with the Insurance Consultant and (B) is sufficient to comply with the requirements of the Transaction Documents; provided, that coverage for the residential photovoltaic systems shall be included under an installation floater or other similar coverage (whether under the same policy required in this Section 5.13(a) or a separate policy) until the residential photovoltaic systems are fully constructed, tested and commissioned in an amount equal to the full replacement cost value of Assets. All responsibility for verification of compliance with the Transaction Documents shall rest solely with the Borrower. Sub-limits are permitted with respect to the following perils: (A) inland transit (i) with a limit consistent with the replacement cost values at risk, if any, at all times or (ii) with such other limit in an amount not less than the amount approved by the Administrative Agent in consultation with the Insurance Consultant; (B) offsite storage with a (i) limit consistent with the replacement cost values at risk, if any, at all times or (ii) with such other limit in an amount not less than the amount approved by the Administrative Agent in consultation with the Insurance Consultant; (C) earthquake and/or earth movement insurance (including California earthquake) with limits not less than: (i) than (i) 100% of the 1-in-500- year event as determined by the PML study inclusive of business interruption or (ii) such other amount approved by Administrative Agent in consultation with the Insurance Consultant; (D) flood insurance for both hazardous and non-hazardous zones with limits not less than: (i) the total insured value of Eligible Projects on a per occurrence and annual aggregate basis or (ii) such other amount required by the Administrative Agent in consultation with the Insurance Consultant;

105 Second Amended and Restated Credit Agreement (E) named windstorm insurance with limits not less than (i) 100% of the 1-in-500-year event as determined by the PML study inclusive of business interruption or (ii) such other amount approved by Administrative Agent in consultation with the Insurance Consultant; (F) such other coverages acceptable to the Administrative Agent that are customarily sub-limited and/or aggregated in reasonable amounts consistent with current industry practice with respect to similar risks and acceptable to the Administrative Agent, including a limit of not less than $5,000,000 per occurrence for newly acquired property when coverage is provided on a reporting form basis; and (G) Business interruption insurance, following all perils required and insured above under Section 5.13(a)(i) including mechanical or electrical breakdown and inland transit perils, with limits and terms and conditions approved by the Administrative Agent (including all revenues derived from any renewable attribute of such Projects (including without limitation, any REC that is owned or sold) less non-continuing expenses). Contingent business interruption shall also be included with a limit and on terms and conditions acceptable to the Administrative Agent to the extent such exposure exists. If coverage is subject to an indemnification period, such period shall not be less than twelve (12) months. The deductible or waiting period shall not exceed ten (10) days, except thirty (30) days for earthquake, flood and windstorm unless otherwise approved by the Administrative Agent in consultation with the Insurance Consultant. Such policy shall include: (a) an automatic reinstatement of limits following each loss (except for the perils of earthquake, pollution cleanup, flood and windstorm (as provided for above)), (b) replacement cost (or functional replacement cost) valuation coverage with no deduction for depreciation and no coinsurance clauses (or a waiver thereof), and (c) mechanical and electrical breakdown insurance including coverage for resulting damage with respect to consequence of design, workmanship or material defect on a replacement cost (or functional replacement cost) basis with limits acceptable to the Administrative Agent. All such policies may have deductibles of not greater than $10,000 on a per location basis and a maximum of $250,000 for any single event, except 5% of the value of property suffering damage, subject to a maximum of $500,000 for earthquake and/or earth movement, and named windstorm, or as otherwise agreed by the Administrative Agent in consultation with the Insurance Consultant. (ii) Automobile Liability. Automobile liability for any owned, leased, non-owned and hired automobiles for both bodily injury and property damage in accordance with statutory legal requirements, with combined single limits of no less than $1,000,000 per accident with respect to bodily injury, property damage or death; provided that if a Provider, Manager, or the Borrower hires or leases any non-owned automobile, then contingent liability for such hired, leased and non-owned automobiles may be

106 Second Amended and Restated Credit Agreement obtained through endorsement to the general liability policy above. Deductibles in excess of $25,000 shall be subject to review and approval by the Administrative Agent. (iii) Commercial General Liability. Commercial general liability insurance, written on “occurrence” policy form, including coverage for premises/operations, products/completed operations, property damage, blanket contractual liability, and personal injury, with no exclusions for explosion, collapse and underground perils, wildfire, or fire, with primary coverage limits of no less than $1,000,000 any one occurrence for injuries or death to one or more persons or damage to property including products and completed operations and an annual aggregate limit of not less than $2,000,000. The commercial general liability policy shall also include a severability of interests clause and insure punitive damages to the extent commercially available and allowed by applicable Law. Deductibles in excess of $25,000 shall be subject to review and approval by the Administrative Agent. (iv) Excess/Umbrella Liability. Excess/Umbrella liability in excess of the Automobile Liability and Commercial General Liability limits indicated above with limits not less than $20,000,000 per occurrence and $20,000,000 in the annual aggregate. Such coverage shall be on a per occurrence basis and shall include drop down provisions in the event of exhaustion of the underlying limits or aggregates and apply on a following form basis to the primary policies required in Section 5.13(a)(ii) and (iii) above. If the policy or policies provided under this these aggregate limits are reduced by more than $5,000,000 during the applicable policy term by any one or more incidents, occurrences, claims, settlements or judgments against such insurance which has caused the insurer to establish a reserve, the Borrower shall take immediate steps to restore such aggregate limits or shall provide other equivalent insurance protection approved by the Administrative Agent. Administrative Agent shall have the right to reevaluate and increase the limits of umbrella or excess liability insurance required in this Section 5.13(a)(iv) on an annual basis. (v) Contractors and Subcontractors. The Borrower shall use commercially reasonable efforts to require contractors and subcontractors with which it has a direct contractual relationship, if any, that will be performing construction, operations and maintenance or other on-site work on its behalf (as applicable), to obtain and maintain the types of insurance required in Section 5.13(a)(ii) and (iii) above in amounts that are customary for contractors and subcontractors performing similar work and operations. (b) With respect to all property insurance (including any excess or difference in conditions policies, if applicable) required pursuant to Section 5.13(a): (i) The Borrower, the Relevant Parties and each of their members shall be included as either the “named insured” or an additional “insured”. (ii) The Borrower hereby waives, and shall cause the Relevant Parties and each of their members to waive, any rights of subrogation against the Secured Parties and shall cause any such property Insurance Policies to include or be endorsed to include a waiver of subrogation in favor of the Secured Parties.

107 Second Amended and Restated Credit Agreement (iii) Such property insurance shall include the following severability of interest and non-vitiation wording (or such other similar wording acceptable to the Administrative Agent): “This Policy shall apply as if a separate policy had been issued to each insured provided that the total liability of the insurer to all parties collectively shall not exceed the sums insured and limits and sublimits of liability specified in the Schedule, elsewhere in the Policy, or endorsed thereto. A vitiating act committed by one insured party shall not prejudice the right to indemnity of any other insured party who has an insurable interest and who has not committed a vitiating act.” (iv) The Secured Parties shall be included as additional insureds on all such Insurance Policies insuring Wholly-Owned Opcos. (v) The Collateral Agent for the benefit of the Secured Parties shall be named as the “sole” loss payee on all such Insurance Polices insuring Wholly-Owned Opcos pursuant to a lender loss payable endorsement acceptable to the Collateral Agent. (vi) To the extent commercially available, such Insurance Policies shall be endorsed to provide at least thirty (30) days’ prior written notice (or ten (10) days’ prior notice if such cancellation is due to failure to pay premiums) of cancellation to the Administrative Agent. If such endorsement for notice of cancellation shall not be commercially available, the Borrower shall be obligated to provide the required written notice of cancellation to the Administrative Agent. (vii) All such Insurance Policies shall have limits and sublimits at least equal to those contained in the policies listed on Schedule 4.14 unless otherwise approved by Administrative Agent in consultation with the Insurance Consultant. (viii) Such Insurance Policies shall have deductibles in accordance with Prudent Industry Practices, the Portfolio Documents and the policies listed on Schedule 4.14 unless otherwise approved by Administrative Agent in consultation with the Insurance Consultant. (c) With respect to all liability insurance required pursuant to Section 5.13(a): (i) To the extent commercially available, such Insurance Policies shall be endorsed to provide at least thirty (30) days’ prior written notice (or (10) ten days’ prior notice if such cancellation is due to failure to pay premiums) of cancellation to the Administrative Agent. If such endorsement for notice of cancellation shall not be commercially available, the Borrower shall be obligated to provide the required written notice of cancellation to the Administrative Agent. (ii) Such Insurance Policies shall include the Borrower, the Relevant Parties and each of their members as “named insureds”.

108 Second Amended and Restated Credit Agreement (iii) Such Insurance Policies shall include an endorsement to the policy naming (or providing via blanket endorsements as required by written contract) the Administrative Agent, and the Lenders, and their respective permitted successors, assigns, members, directors, officers, employees, lenders, investors, representatives and Administrative Agents as additional insureds on a primary and non-contributory basis. (iv) The Borrower hereby waives, and shall cause the Relevant Parties and each of their members to waive, any rights of subrogation against the Secured Parties and shall cause any such liability Insurance Policies to include or be endorsed to include a waiver of subrogation in favor of the Secured Parties. (v) Such Insurance Policies shall include a severability of interest or separation of insureds clause with no material exclusions for cross-liability clause. (vi) All such Insurance Policies shall have limits and sublimits at least equal to those contained in the policies listed on Schedule 4.14. (vii) All such Insurance Policies shall have deductibles in accordance with Prudent Industry Practices, the Portfolio Documents and the policies listed on Schedule 4.14. (d) The Borrower and the Relevant Parties shall provide a written notice of any material change to the Administrative Agent unless such notice is otherwise provided by endorsement of the required Insurance Policies. For the purposes of this Section 5.13(d), “material change” means any reduction of more than twenty-five percent (25%) of any policy aggregate limit for earthquake (or earth movement as the case may be), flood, windstorm (if an aggregate applies) or excess liability or any other change that would cause the Relevant Parties to be in non- compliance with the insurance requirements of the Transaction Documents. (e) Prior to the Effectiveness Date and on each anniversary of the Closing Date thereafter (or earlier in conjunction with the renewal or replacement of the Insurance Policies), the Borrower and Relevant Parties shall provide detailed evidence of insurance (in a form acceptable to the Administrative Agent) including certificates of insurance and copies of applicable insurance binders and policies (if requested), as well as a statement from the Borrower and/or its authorized insurance representative confirming that such insurance is in compliance with the terms and conditions of this Section 5.13, is in full force and effect and all premiums then due have been paid or are not in arrears. (f) No provision of this Agreement shall impose on the Administrative Agent or any other Secured Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by or on behalf of the Borrower, the Relevant Parties or their members, nor shall the Administrative Agent or any other Secured Party be responsible for any representations or warranties made by or on behalf of the Borrower, the Relevant Parties, their members or any other Person to any insurance agent or broker, insurance company or underwriter. (g) On an annual basis, not later than forty-five (45) days before renewal of the Borrower’s property insurance policies, the Borrower shall cause a nationally recognized

109 Second Amended and Restated Credit Agreement insurance or other applicable expert to perform and deliver, with a copy to the Administrative Agent, a probable maximum loss analysis (or analyses) with respect to the Properties of the Borrower and the Relevant Parties. Such probable maximum loss analysis (or analyses) shall include at a minimum the peril of earthquake and windstorm and shall be based on not less than a 1 in 500 year event. The Administrative Agent, the Borrower and each Relevant Party shall review such probable maximum loss analysis, and the Borrower and the Relevant Parties shall make appropriate adjustments (in consultation with, and with the prior written approval of, the Administrative Agent) to the types and amounts of insurance they maintain pursuant to Section 5.13(a) to reflect not less than one hundred percent (100%) of the probable maximum loss analysis (or analyses) at all times (including the use of extrapolation method to account for Properties not yet built, as applicable). (h) If at any time a the Borrower determines in its reasonable judgment that any insurance (including the limits or deductibles thereof) required to be maintained by this Section 5.13 is not available on commercially reasonable terms due to prevailing conditions in the commercial insurance market at such time, then upon the written request of the Borrower together with a written report of the Borrower’s insurance broker or another independent insurance broker of nationally-recognized standing in the insurance industry (i) certifying that such insurance is not available on commercially reasonable terms (and, in any case where the required maximum coverage is not reasonably available, certifying as to the maximum amount which is so available), (ii) explaining in detail the basis for such broker’s conclusions (including but, not limited to, the cost of obtaining the required coverage(s) as well as the proposed alternative coverage(s)), and (iii) containing such other information as the Administrative Agent (in consultation with the Insurance Consultant) may reasonably request, the Administrative Agent may (after consultation with the Insurance Consultant) temporarily waive such requirement and only to the extent that the Borrower can demonstrate that such temporary waiver will not cause the Borrower or the Relevant Parties to be out of compliance with the Portfolio Documents or that a similar waiver has been obtained under such Portfolio Documents; provided, however, that the Administrative Agent, may in its sole judgment, decline to waive any such insurance requirement(s). At any time after the granting of any temporary waiver pursuant to this Section 5.13 but not more than once in any year, the Administrative Agent may request, and the Borrower shall furnish to the Administrative Agent within thirty (30) days after such request, an updated insurance report reasonably acceptable to the Administrative Agent (in consultation with the Insurance Consultant) from the Borrower’s independent insurance broker. Any waiver granted pursuant to this Section 5.13 shall expire, without further action by any party, immediately upon (A) such waived insurance requirement becoming available on commercially reasonable terms, as reasonably determined by the Administrative Agent, (in consultation with the Insurance Consultant and the Borrower) or (B) failure of the Borrower to deliver an updated insurance report pursuant to clause (ii) above. SECTION 5.14 Inspection. (a) The Borrower agrees that, with five (5) Business Days’ prior written notice, it will permit, and cause each of its Subsidiaries to permit, any representatives and consultants of the Lender Parties, during the applicable Relevant Party’s normal business hours, to examine on- site all the books of account, records, reports and other papers of the Relevant Parties, to make copies and extracts therefrom, and the Borrower further agrees to discuss its affairs, finances and accounts with the officers, employees, Independent certified public accountants and other

110 Second Amended and Restated Credit Agreement consultants of such Lender Parties, all at such reasonable times and at the Borrower’s expense; provided that except during the continuation of an Event of Default, such examinations may occur no more frequently than once per calendar year. The Borrower shall promptly deliver copies of any Portfolio Documents as may be requested by Administrative Agent from time to time. (b) The Borrower will permit, and shall cause each of its Subsidiaries to permit, the Administrative Agent to conduct, in each case, at the sole cost and expense of the Borrower, field audits and examinations of the Projects, and appraisals of the Projects; provided, that, (i) such field audits and examinations and appraisals may be conducted not more than once per any twelve- month period (except, during the existence and continuance of an Event of Default, there shall be no limit on the number of additional field audits and examinations and appraisals that shall be permitted at the Borrower’s expense) and (ii) except during the continuance of an Event of Default, the Administrative Agent shall consult with the Borrower regarding the costs and expenses of such field audits and examinations and appraisals. SECTION 5.15 Cooperation. The Borrower shall, and shall cause its Subsidiaries to, cooperate and provide reasonable information and other assistance in connection with any proposed assignment or participation of a Loan permitted by Section 11.05(b). SECTION 5.16 Collateral Accounts; Collections. (a) The Borrower shall maintain, and shall cause its Subsidiaries to maintain, in full force and effect each of the Collateral Accounts, the Wholly-Owned Opco Collection Accounts and the Standing Instructions in accordance with the terms of the Loan Documents and with an Acceptable Bank. (b) The Borrower shall, and shall cause each Relevant Party to, ensure that at all times each counterparty to a Project Document is directed to pay all Rents, PBI Payments or other payments due to a Relevant Party under such Project Document in accordance with the terms of the Loan Documents. (c) The Borrower shall, and shall cause each Loan Party to, remit any amounts received by it or received by third parties (other than pursuant to the terms of the Loan Documents) on its behalf to the appropriate Collateral Account for deposit in accordance with the terms of the Loan Documents. (d) The Borrower shall cause Fund IV Holdco to deposit all distributions in respect of the Holdco Membership Interests directly into the Collections Account (other than any distributions received in respect of the proceeds of Excluded Property, as evidenced by documentation reasonably acceptable to the Administrative Agent). SECTION 5.17 Performance of Agreements. The Borrower shall, and shall cause its Subsidiaries to, duly and punctually perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with hereunder and under the other Portfolio Documents to which it is a party. The Borrower shall, and shall cause its Subsidiaries to, prudently exercise and enforce their rights, authorities and discretions under the Portfolio Documents to which they are a party.

111 Second Amended and Restated Credit Agreement SECTION 5.18 Customer Agreements, PBI Payments. (a) Each Customer Agreement entered into following the Closing Date shall be an Eligible Customer Agreement. (b) The Borrower shall ensure that each applicable Opco is assigned all rights to receive the PBI Payments and the related PBI Documents in respect of each Eligible Project. SECTION 5.19 [Reserved]. SECTION 5.20 Use of Proceeds and Margin Security; Governmental Regulation. (a) The Borrower shall apply the proceeds of the Loans exclusively as permitted pursuant to Section 2.01 and Section 2.02. (b) No portion of the proceeds from the making of the Loans will be used by the Borrower, a Loan Party, a Sponsor Party or any other Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System. Nor is the Borrower engaged principally, or as one of its principal activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined or used in Regulation T, U or X of the Board of Governors of the Federal Reserve System). (c) Each of the Projects shall be a Qualifying Facility. (d) The Borrower and each of its Subsidiaries shall not be (i) a “public utility” under the FPA, and (ii) subject to, or is exempt from, regulation as a “holding company” under PUHCA. (e) The Borrower and each of its Subsidiaries shall either not be subject to, or shall be exempt from, regulation as a “public utility,” an “electric utility,” “electric corporation,” or a “holding company,” or similar terms, under the relevant State’s laws or regulations, including state laws and regulations respecting the rates of electric utilities and the financial and organizational regulation of electric utilities. (f) Neither the Borrower nor any of its Subsidiaries shall be required to register as an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act. (g) Neither the Borrower nor any of its Subsidiaries shall be subject to regulation under any federal or state statute or regulation that limits their ability to incur indebtedness for borrowed money. (h) Solely as the result of the execution and delivery of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents, or the performance of obligations under the Loan Documents, none of the Lenders shall be subject to regulation (i) as a “public utility” under the FPA, (ii) as a “holding company,” or similar terms, under the relevant State’s laws or regulations.

112 Second Amended and Restated Credit Agreement SECTION 5.21 Project Expenditures. The Borrower shall, and shall cause the Relevant Parties and the Providers to, operate and maintain the Projects pursuant to the then- current operating budgets, the Maintenance Services Agreements, the Portfolio Documents, all other agreements with respect to the Projects (including any provisions of any manufacturer, installer or other warranties), Prudent Industry Practices and applicable Law. SECTION 5.22 Tax Equity Opco Matters. (a) Any capital contribution or loan required to be made by Fund IV Holdco to any Tax Equity Opco pursuant to such Tax Equity Opco’s Limited Liability Company Agreement or any other Tax Equity Document shall be made solely from the proceeds of Excluded Property (it being understood that such loan shall not be Excluded Property and shall be pledged to the Collateral Agent as security for the Obligations with repayments on such loan to be paid directly into the Collections Account by Fund IV Holdco). (b) The Borrower shall, and shall cause Fund IV Holdco to, enforce its rights under the Tax Equity Documents to ensure that Fund IV Opco shall make and apply the maximum distributions to the managing members in accordance with the Tax Equity Documents and, without limitation, and except as required by the Tax Equity Documents, shall not agree to the maintenance of any cash reserve within any applicable Opco without the consent of the Administrative Agent (acting on the instructions of the Required Lenders). (c) With respect to any “imputed underpayment” (within the meaning of Section 6225 of the Code) assessed or imposed against the Tax Equity Opco, the Borrower shall, to the extent permitted under the applicable Tax Equity Opco Limited Liability Agreement, cause such Tax Equity Opco to make an election under Section 6226 of the Code to make Section 6225 of the Code inapplicable to the imputed underpayment; and if the applicable Tax Equity Opco Limited Liability Agreement does not permit such an election, the Borrower shall use commercially reasonable efforts to cause an amendment to such agreement to permit such an election. (d) The Borrower shall, and shall cause Fund IV Holdco to, take all necessary actions to satisfy each of the Tax Equity Opco Covenants. SECTION 5.23 Recapture. Each Relevant Party will take all commercially reasonable actions to avoid any (a) recapture of (or other liability to repay) all or part of any Grant awarded with respect to any Project by the Treasury or (b) loss, disallowance, recapture or recapture of all or part of any ITC claimed with respect to any Project. SECTION 5.24 Backup Servicer Agreement; Termination of Servicer. (a) In the event that a Servicer Termination Event occurs, the Administrative Agent or Collateral Agent (each acting on the instructions of the Required Lenders) may, in its sole discretion, direct any Wholly-Owned Opco to deliver notice to the Provider under any Maintenance Services Agreement to which a Wholly-Owned Opco is a party and to the Backup Servicer under the applicable Backup Servicer Agreement to which a Wholly-Owned Opco is a party, triggering the transition process for the replacement of such Provider under the applicable

113 Second Amended and Restated Credit Agreement Backup Servicer Agreement. The Borrower shall, and shall cause each of its Subsidiaries to, immediately take all such action necessary (including the delivery of notice) to terminate the Provider and transition to a replacement Provider acceptable to the Administrative Agent (acting on the instructions of the Required Lenders), which shall include the Backup Servicer. (b) In the event that (i) a Servicer Termination Event occurs, and (ii) the Tax Equity Opco or Fund IV Holdco has the right to terminate a Maintenance Services Agreement or Provider pursuant to the terms of any Maintenance Services Agreement to which the Tax Equity Opco is a party, the Administrative Agent (acting on the instructions of the Required Lenders) may, in its sole discretion, deliver notice to the Borrower requiring it to cause the applicable Holdco to trigger the transition process for the replacement of such Provider under the applicable Backup Servicer Agreement, and the Borrower shall, and shall cause the applicable Fund IV Holdco to, immediately take all such action necessary (including the delivery of notice) to terminate the Provider and transition to a replacement Provider acceptable to the Administrative Agent (acting on the instructions of the Required Lenders), which shall include the Backup Servicer. Following a Servicer Termination Event, the Borrower shall, and shall cause Fund IV Holdco to, only exercise any approval or consent right held by an Opco to object to or veto the identity of a replacement Provider (or any candidate for such role) or the terms and conditions of a replacement Maintenance Services Agreement, with the prior written consent of the Administrative Agent. (c) At all times until the Debt Termination Date, the Borrower shall maintain, and shall ensure that each Relevant Party maintains, a Backup Servicer Agreement in respect of each Maintenance Services Agreement; provided that without limitation of the foregoing, (i) the Borrower shall, and shall ensure that the Tax Equity Opco, promptly (and no later than one (1) day after receipt) informs the Administrative Agent of any request by the Tax Equity Opco or Tax Equity Member to amend a Backup Servicer Agreement (and provides a copy of such request) and (ii) if the Tax Equity Opco or Tax Equity Member terminates, or requires the termination of, any Backup Servicer Agreement, the Borrower shall ensure that the applicable Backup Servicer Agreement is terminated and that the applicable Tax Equity Opco enters into a replacement Backup Servicer Agreement within fifteen (15) Business Days of such termination with a replacement Backup Servicer, and on terms and conditions, acceptable to the Administrative Agent. The Borrower acknowledges and consents to the Administrative Agent’s right (but not obligation) to give any notices, directions and instructions, and to cure defaults of any Relevant Party and Provider under any Backup Servicer Agreement. SECTION 5.25 Deposits to Collections Account. (a) The Borrower shall cause the Provider to transfer any checks representing recurring payments to an Opco into its applicable Lockbox Account no later than the third (3rd) Business Day following receipt. (b) The Borrower shall cause the Provider to use commercially reasonable efforts to identify the payor of any non-recurring Customer ACH or credit card payments as soon as reasonably practicable and shall cause all Collections that have been identified as being payable to an Opco to be deposited into its applicable Lockbox Account no less frequently than twice monthly.

114 Second Amended and Restated Credit Agreement (c) The Borrower shall cause the Provider to deposit any recurring Customer ACH or debit card payments that are due to an Opco into the applicable Lockbox Account upon receipt of such payments. (d) The Borrower shall cause the Provider to deposit all checks representing PBI Payments received on or after the Closing Date into the Lockbox Account of the applicable Opco no later than thirty (30) days following the receipt of such checks by or on behalf of the applicable Opco or Provider. (e) The Borrower shall cause Fund IV Holdco to deposit all distributions in respect of the Managing Member Membership Interests directly into the Collections Account (other than any distributions received in respect of the proceeds of Excluded Property, as evidenced by documentation reasonably acceptable to the Administrative Agent). (f) The Borrower shall cause Fund IV Holdco to maintain each Lockbox Account with an Acceptable Bank and free and clear of any Lien over such Lockbox Account or the amounts deposited therein. (g) Pursuant to standing instructions in a form reasonably acceptable to the Administrative Agent (the “Standing Instructions”), the Borrower shall ensure that any amounts deposited into a Wholly-Owned Opco Collection Accounts is transferred on a daily basis into the Wholly-Owned Opco Operating Account. (h) Notwithstanding anything in this Section 5.25 to the contrary, until the termination and closure pursuant to Section 5.28(d)(i) of all bank accounts in the name of Tredegar Solar I assumed by Borrower in connection with the Tredegar Solar Acquisition, the Borrower shall ensure that pursuant to Standing Instructions any amounts deposited into any such account is transferred on a daily basis into a Wholly-Owned Opco Collection Account.. SECTION 5.26 Prepaid Customer Agreements. The Borrower shall cause all Projects subject to Prepaid Customer Agreements to be transferred to an Affiliate of the Sponsors that is not a direct or indirect subsidiary of the Borrower by no later than thirty (30) days following the date that the applicable Opco becomes a Wholly-Owned Opco of the Borrower, at the sole cost and expense of the Sponsors or Affiliate of the Sponsors (other than a Relevant Party). SECTION 5.27 Audits and Investigations. If at any time after the Effectiveness Date (a) any Relevant Party or any Affiliate thereof receives (i) any notification of any audit, examination, administrative proceeding or investigation by any Governmental Authority, or any “Information Document Request” or similar information or document request from the IRS or the Treasury, with respect to any Opco or (ii) written guidance directed to any Relevant Party or any affiliate thereof from the IRS or the Treasury setting forth recommended values for any solar projects any Opco acquired, sold, leased, developed, constructed or operated, or (b) the IRS, Department of Justice or the Treasury issues any written allegation, finding, notice, announcement or revenue agent’s report to the effect that any Opco submitted claims under the Grant program or the Code based on misrepresentations, then the Borrower shall in each case, promptly (but in any event, within five (5) Business Days) provide notice of the same, and (to the extent doing so is not

115 Second Amended and Restated Credit Agreement limited by privilege or prohibited by restrictions on confidentiality) a true, correct and complete copy thereof to the Administrative Agent. SECTION 5.28 Tredegar Solar Acquisition Post-Closing Covenants. (a) No later than one (1) Business Day after the Effective Date, the Borrower shall deliver to the Administrative Agent a copy of an instruction letter from Seller to Wells Fargo National Association to close the account with Wells Fargo National Association set forth on Schedule 4.25(f). (b) No later than five (5) Business Days after the Effective Date, the Borrower shall deliver to the Administrative Agent (ii) evidence in form and substance satisfactory to the Administrative Agent that the account with Wells Fargo National Association set forth on Schedule 4.25(f) has been closed and (ii) a copy of Standing Instructions from ESE that all Rents, PBI Payments and other payments received by ESE with respect to Projects and Project Documents acquired in the Tredegar Solar Acquisition be transferred on a daily basis to the Wholly-Owned Opco Collections Account. (c) No later than ten (10) Business Days after the Effective Date, the Borrower shall have completed all actions required to dissolve and wind up Tredegar Solar I and shall deliver to the Administrative Agent evidence thereof in form and substance to the Administrative Agent. (d) No later than sixty (60) days after the Effectiveness Date the Borrower shall (i) cause all payors of Rents, PBI Payments and other payments due to Tredegar Solar I under the Projects and Project Documents acquired in the Tredegar Solar Acquisition to make such payments to the Collections Account or to the Wholly-Owned Opco Collections Account and (b) terminate and close all bank accounts in the name of Tredegar Solar I and assumed by Borrower in connection with the Tredegar Solar Acquisition. ARTICLE VI. NEGATIVE COVENANTS SECTION 6.01 Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, “Permitted Indebtedness”): (a) the Obligations (including the Secured Hedging Obligations); (b) unsecured trade payables which are not evidenced by a note or are otherwise indebtedness for borrowed money and which arise out of purchases of goods or services in the ordinary course of business; provided, however, (i) such trade payables are payable not later than ninety (90) days after the original invoice date and are not overdue by more than thirty (30) days and (ii) the aggregate amount of such trade payables outstanding does not, at any time, exceed $1,000,000 in the aggregate for the Borrower and their Subsidiaries; (c) loans made by Fund IV Holdco to Fund IV Opco solely to the extent made with the proceeds of Excluded Property in accordance with Section 5.22(a);

116 Second Amended and Restated Credit Agreement (d) subject to Section 9.03, Indebtedness incurred under loans made by the Sponsors to the Borrower which are subordinated to the Obligations, evidenced by a subordinated note and pledged in favor of the Collateral Agent under documentation and terms acceptable to the Administrative Agent; (e) to the extent constituting Indebtedness, obligations or liabilities of an Opco arising under any Permitted REC Contract (or any guarantee in respect thereof that is also subject to the limitation on recourse and other conditions set forth in the definition of Permitted REC Contract) other than any obligation or liability constituting indebtedness for borrowed money; or (f) obligations under Interest Rate Hedging Agreements permitted in accordance with Section 5.11. In no event shall any Indebtedness other than the Obligations be secured, in whole or in part, by the Collateral or other Assets or any portion thereof or interest therein and any proceeds of any of the foregoing. SECTION 6.02 No Liens. The Borrower shall not, nor shall permit its Subsidiaries to, create, incur, assume or permit to exist any Lien on any Asset now owned or hereafter acquired by it except Permitted Liens. SECTION 6.03 Restriction on Fundamental Changes. The Borrower shall not, nor shall permit its Subsidiaries to, (a) merge or consolidate with another Person, (b) sell, assign, transfer or dispose of (including as a result of division) any part of the Collateral other than (x) sales, assignments, transfers or dispositions of obsolete, worn-out or replaced Property or Assets not used or useful in its business, (y) sales of Projects to Customers pursuant to the express terms of the Customer Agreements (provided that the proceeds thereof received by the Relevant Parties are applied in accordance with Section 3.02) or (z) otherwise as expressly permitted by this Agreement, (c) liquidate, wind-up or dissolve any Subsidiary, or (d) withdraw or resign from any Subsidiary (including in the capacity as managing member). SECTION 6.04 Bankruptcy, Receivers, Similar Matters. The Borrower shall not, and shall not permit any of its Subsidiaries to, apply for, consent to, or aid, solicit, support, or otherwise act, cooperate or collude to cause the appointment of or taking possession by, a receiver, trustee or other custodian for all or a substantial part of the Assets of any Relevant Party. The Borrower shall not, and shall not permit any of its Subsidiaries to, file a petition for, consent to the filing of a petition for, or aid, solicit, support, or otherwise act, cooperate or collude to cause the filing of a petition for an Involuntary Bankruptcy. In any Involuntary Bankruptcy of any Relevant Party, the Borrower shall not, nor shall not permit any of its Subsidiaries to, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders), consent to the entry of any order, file any motion, or support any motion (irrespective of the subject of the motion), and the Borrower shall not, nor shall permit any of its Subsidiaries to file or support any plan of reorganization. In any Involuntary Bankruptcy of a Relevant Party, the Borrower shall, and shall cause each of its Subsidiaries to, do all things reasonably requested by the Administrative Agent (acting on the instructions of the Required Lenders) to assist the Administrative Agent in obtaining such relief as the Administrative Agent shall seek, and shall in all events vote as directed by the Administrative Agent (acting on the instructions of the Required Lenders). Without

117 Second Amended and Restated Credit Agreement limitation of the foregoing, the Borrower shall, and shall cause each of its Subsidiaries to, do all things reasonably requested by the Administrative Agent (acting on the instructions of the Required Lenders) to support any motion for relief from stay or plan of reorganization proposed or supported by the Administrative Agent (acting on the instructions of the Required Lenders). SECTION 6.05 ERISA. (a) No ERISA Plans. The Borrower shall not, nor shall permit any Relevant Party or, except as would not reasonably be expected to result in a Material Adverse Effect, any of their respective ERISA Affiliates, to, establish any Employee Benefit Plan or Multiemployer Plan, or commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan or Multiemployer Plan. (b) Compliance with ERISA. The Borrower shall not, nor shall permit any of its Subsidiaries to, engage in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code; provided that if the Borrower is in default of this covenant under paragraph (a) above, the Borrower shall be deemed not to be in default if such default results solely because (x) any portion of the Loans have been, or will be, funded with plan assets of any Plan and (y) the purchase or holding of such portion of the Loans by such Plan constitutes a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of applicable Similar Law. (c) The Borrower shall not, nor shall permit any of its Subsidiaries to, hire or maintain any employees. SECTION 6.06 Restricted Payments. The Borrower shall not, nor shall permit any of its Subsidiaries to make, directly or indirectly any Restricted Payment other than: (a) distributions by the Tax Equity Opco to its members in accordance with the terms of its Limited Liability Company Agreements; (b) distributions by the Relevant Parties to the Borrower; (c) distributions by the Borrower upon satisfaction of the Distribution Conditions, unless such Restricted Payment is otherwise restricted under this Agreement or the Depository Agreement; (d) distributions of any and all proceeds from Excluded Property to their members; and (e) distributions of Term Loan proceeds in accordance with the express provisions of Article II and as directed in the Closing Date Funds Flow Memorandum and Effectiveness Date Funds Flow Memorandum. The Borrower shall not (i) redeem, purchase, retire or otherwise acquire for value any of its ownership or equity interests or securities or (ii) set aside or otherwise segregate any amounts for any such purpose. The Borrower shall not, directly or indirectly, make payments to or distributions from the Collateral Accounts except in accordance with the Depository Agreement. The Borrower

118 Second Amended and Restated Credit Agreement shall ensure that Fund IV Holdco doe not exercise any right of offset or set-off against its right to distributions from Fund IV Opco. SECTION 6.07 Limitation on Investments. The Borrower shall not, and shall not permit any of its Subsidiaries to, after the Closing Date, form, or cause to be formed, any subsidiaries, make or suffer to exist any loans or advances to, or extend any credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise (other than pursuant to a Loan Document)), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of any other Person (except by the endorsement of checks in the ordinary course of business), or, except as expressly permitted under any Loan Document or as is required to consummate the Acquisitions pursuant to the Acquisition Documents, make any investments (by way of transfer of Property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or Assets, or otherwise) in, any Affiliate or any other Person. SECTION 6.08 Sanctions and Anti-Corruption. The Borrower shall not, nor shall permit any Relevant Party, Sponsor Party or other Affiliate to (a) become a Blocked Person (including by virtue of being owned or controlled by a Blocked Person) or own or control a Blocked Person, (b) use, contribute or otherwise make available all or any part of the proceeds of the Loans, directly or indirectly, to or for the benefit of any Person (whether or not an Affiliate of the Borrower) for the purpose of financing the activities or business of, other transactions with, or investments involving any Blocked Person or Sanctioned Country or in any other manner that constitutes or would give rise to a violation by any Person, including any Lender, of any Anti- Money Laundering Laws, Anti-Corruption Laws or Sanctions, (c) directly or indirectly fund all or part of any repayment or prepayment of the Loans out of proceeds derived from any transaction with or action involving a Blocked Person or in violation of Anti-Corruption Laws, or (d) engage in any transaction, activity or conduct that would violate applicable Sanctions or Anti-Corruption Laws, that would cause any Secured Party to be in breach of any Sanctions or that could reasonably be expected to result in it or its Affiliates or any Secured Party being designated as a Blocked Person. SECTION 6.09 No Other Business; Leases. (a) The Borrower shall not, nor shall permit any of its Subsidiaries to: (i) engage in any business other than the acquisition, ownership, leasing, construction, financing, operation and maintenance of the Projects in accordance with and as contemplated by the Transaction Documents and other activities incidental thereto, including the sale of RECs under REC Contracts, or (ii) change its name without the consent of the Administrative Agent. (b) The Borrower shall not, nor shall permit any of its Subsidiaries to, enter into any agreement or arrangement to lease the use of any Asset or Project of any kind (including by sale-leaseback, operating leases, capital leases or otherwise), except pursuant to the terms of the Eligible Customer Agreements.

119 Second Amended and Restated Credit Agreement SECTION 6.10 Portfolio Documents. (a) The Borrower shall not, nor shall permit any of its Subsidiaries to, materially amend or modify any Portfolio Document, terminate any Portfolio Document, or waive any material breach under, or material breach of, any Portfolio Document, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders); provided, that such Subsidiaries shall be permitted to enter into an agreement to amend or modify: (i) the electricity or lease rate, annual escalator or term of any Exempt Customer Agreement only (such agreement, a “Payment Facilitation Agreement”), so long as such amendment or modification is (A) permitted under the applicable Tax Equity Documents and (B) made in good faith for a commercially reasonable purpose and is intended to maximize the long-term economic value of the Customer Agreement as against its value if the Payment Facilitation Agreement had not been entered into (as reasonably determined by the Sponsor in good faith and in light of the facts and circumstances known at the time of such amendment or modification); (ii) a Master Purchase Agreement to the extent that such amendment or modification could not reasonably be expected to have a Material Adverse Effect; and (iii) a Tax Equity Document to the extent that such amendment or modification could not reasonably be expected to materially and adversely affect the Administrative Agent or the other Secured Parties or otherwise have a Material Adverse Effect; provided, that, without limitation, any amendment or modification that could reasonably be expected to result in a reduction (1) in Cash Available for Debt Service during any Interest Period or (2) in Portfolio Value shall, in each case, require the consent of the Administrative Agent (acting on the instructions of the Required Lenders). (b) The Borrower shall not, nor shall permit any of its Subsidiaries to, enter into any new agreement or contract, other than the Transaction Documents or any contract or agreement incidental or necessary to the operation of its business that do not allocate material risk to any Relevant Party and have a term of less than one year or that has a value over its term not exceeding $100,000, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders). (c) The Borrower shall not, nor shall permit any of its Subsidiaries to, assign, novate or otherwise transfer or consent to an assignment, novation or any other transfer of a Portfolio Document other than (i) pursuant to the Collateral Documents, (ii) transfers of an interest in an Opco from a Tax Equity Member to Fund IV Holdco which are permitted in accordance with clause (d) below and Section 5.08(g), and (iii) assignments of a Customer Agreement to a replacement Customer in accordance with the terms of the Customer Agreement and applicable Law (including consumer leasing and protection Law), without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders). (d) The Borrower shall not permit Fund IV Holdco to exercise any option to purchase the outstanding “class A” membership interests of the Tax Equity Opco or any membership interests held by a Tax Equity Member in such Tax Equity Opco without the prior

120 Second Amended and Restated Credit Agreement written consent of the Administrative Agent (acting on the instructions of the Required Lenders); provided that, such consent shall not be required if the exercise of such option is funded through funding provided by the Sponsors. (e) The Borrower shall not take any action, or permit Fund IV Holdco to take any action, that would cause a breach of any the Tax Equity Opco Covenants. (f) The Borrower shall not amend its Limited Liability Company Agreement without prior written consent of the Administrative Agent. SECTION 6.11 Taxes. The Borrower shall not, and shall not permit any Relevant Party to, take any action or position that would (i) result in a Project being determined to have been Placed in Service prior to the date it was sold or otherwise transferred to the applicable Relevant Party, (ii) result in the loss, disallowance, reduction or recapture of all or part of any Grant awarded or ITC claimed, as applicable, with respect to any Project, other than Customer Purchases (subject to Section 5.23) or as required by applicable Law or Prudent Industry Practices, or (iii) make the amendments made by section 1101 of the of the Bipartisan Budget Act of 2015, Public Law 114– 74, apply to any tax return of Fund 12 Opco or Fund I Opco filed for a taxable year beginning prior to January 1, 2018. The Borrower shall not, and shall not permit any Relevant Party to, claim the ITC for any Project with respect to which a Grant has been awarded or apply for a Grant for any Project with respect to which the ITC has been claimed. The Borrower shall not, and shall not permit any Relevant Party to, cause or permit any Property that is part of a Project to be subject to the alternative depreciation system under Section 168(g) of the Code. SECTION 6.12 Expenditures; Collateral Accounts; Structural Changes. (a) The Borrower shall not, nor shall permit any of its Subsidiaries to, incur Operating Expenses or otherwise pay the Provider and the Backup Servicer in the aggregate amounts in excess of the greater of: (i) the budgeted amounts shown for Operating Expenses in the applicable Operating Budget for such calendar year; and (ii) 10% in the aggregate over the amount budgeted for Operating Expenses in the then-current Base Case Model for the applicable calendar year, without the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders and with such consent in respect of the Tax Equity Opco not to be unreasonably withheld or delayed). (b) The Borrower shall not, nor shall permit any of its Subsidiaries to, acquire or own any material Asset other than the Projects, Portfolio Documents, the Membership Interests and the proceeds thereof. (c) The Borrower shall not maintain, nor permit any Subsidiary to maintain, any bank accounts other than (i) the Collateral Accounts, (ii) the Lockbox Accounts, (iii) with respect to any Tax Equity Opco, any Non-Routine Services Account or other accounts required and/or permitted pursuant to the terms of the Tax Equity Documents for such Tax Equity Opco, and (iv) the Wholly-Owned Opco Collection Accounts.

121 Second Amended and Restated Credit Agreement (d) The Borrower shall not, nor shall permit any of its Subsidiaries to, materially amend, modify or waive, or permit any material amendment, modification or waiver of (i) its organizational documents (except (A) for non-substantive or immaterial changes to organizational documents other than a Limited Liability Company Agreement which, for the avoidance of doubt, shall not include any amendments that relate to corporate powers, corporate separateness or single-purpose entity provisions set forth herein or therein, or (B) as may be required by applicable Law, provided, that, any such change required by applicable Law shall be made only with prior notice to and consultation with the Administrative Agent), (ii) its legal form or its capital structure (including the issuance of any options, warrants or other rights with respect thereto), or (iii) change its fiscal year, in each case without the consent of the Administrative Agent. (e) The Borrower shall not use any proceeds of any Loan except as permitted by applicable Law and for the purposes permitted in Section 2.01 or Section 2.02. SECTION 6.13 REC Contracts. Without limiting Section 6.10(b), the Borrower shall not, nor shall permit any of its Subsidiaries to, enter into any REC Contract other than a Permitted REC Contract to which it is a party. SECTION 6.14 Speculative Transactions. The Borrower shall not, nor shall cause any Relevant Party (which solely for the purposes of this Section 6.14 shall not include any Pledgor) to, engage in any Swap Agreement other than the Permitted REC Contracts, and the Interest Rate Hedging Agreements. SECTION 6.15 Voting on Major Decisions. The Borrower shall ensure that no Loan Party exercises its rights, authorities and discretions under any Tax Equity Document to consent to, approve, ratify, vote in favor of, or submit to the Tax Equity Member for such consent, approval, ratification or vote, any matter which requires approval as a Major Decision, other than with the prior written consent of the Administrative Agent (acting on the instructions of the Required Lenders); provided, that, the Borrower shall not be restricted from communicating with any Tax Equity Member in the ordinary course so long as such communications do not cause a Major Decision to be made without the Administrative Agent’s consent. SECTION 6.16 Transactions with Affiliates. The Borrower shall not, nor shall cause any of its Subsidiaries to, make or cause any payment to, or sell, lease, transfer or otherwise dispose of any of its Assets to, or purchase any Assets from, or enter into or make, replace, terminate or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, the Sponsor or its Affiliates or any of the Affiliates of the Borrower and each of their respective members and principals (each, an “Affiliate Transaction”), unless the Affiliate Transaction is upon terms and conditions that are intrinsically fair, commercially reasonable and on terms no less favorable to such Relevant Party than those that would be available on an arms-length basis with an unrelated Person (other than (x) Restricted Payments permitted to be made under Section 6.06, and (y) the Transaction Documents in existence as of the Effectiveness Date). SECTION 6.17 Limitation on Restricted Payments. Without limiting Section 6.10, the Borrower shall not, nor shall cause any of its Subsidiaries to, enter into any agreement,

122 Second Amended and Restated Credit Agreement instrument or other undertaking that (a) restricts the ability of any such Subsidiary to make a Restricted Payment (including pursuant to any reallocation of distribution percentages) or (b) restricts or limits the ability of any Loan Party to create, incur, assume or suffer to exist Liens on the Assets or Property of such Person for the benefit of the Secured Parties with respect to the Obligations, except to the extent set out in the Tax Equity Documents as of the Effectiveness Date. ARTICLE VII. SEPARATENESS SECTION 7.01 Separateness. The Borrower acknowledges that the Administrative Agent and the Lender Parties are entering into this Agreement in reliance upon each Relevant Party’s identity as a legal entity that is separate from any other Person. Therefore, from and after the Closing Date, the Borrower shall take all reasonable steps to maintain each Relevant Party’s identity as a separate legal entity from each other Person and to make it manifest to third parties that the Relevant Parties are separate legal entities. Without limiting the generality of the foregoing, the Borrower agrees that it shall, and cause each of its Subsidiaries to: (a) hold all of its Assets in its own name; (b) not commingle its Assets with the Assets of any of its members, Affiliates, principals or any other Person; (c) maintain books, records and agreements as official records and separate from those of the members, principals and Affiliates or any other Person; (d) maintain its bank accounts separate from the members, principals and Affiliates of any other Person; (e) not, other than pursuant to the Transaction Documents and as otherwise expressly permitted by Section 6.16, enter into any Affiliate Transaction; (f) maintain separate Financial Statements from those of its general partners, members, principals, Affiliates or any other Person; provided, however, that the Relevant Parties financial position, Assets, liabilities, net worth and operating results may be included in the consolidated Financial Statements of Sponsor, provided that (i) appropriate notation shall be made on such consolidated Financial Statements to indicate the separateness of each Relevant Party and the Sponsor, to indicate that the Sponsor and each Relevant Party maintain separate books and records and to indicate that none of the Relevant Parties’ Assets and credit are available to satisfy the debts and other obligations of the Sponsor or any other Person and (ii) such Assets and liabilities shall be listed on each Relevant Party’s own separate balance sheet; (g) promptly correct any known or suspected misunderstanding regarding its separate identity; (h) not maintain its Assets in such a manner that it will be unreasonably costly or difficult to segregate, ascertain or identify its individual Assets from those of any other Person;

123 Second Amended and Restated Credit Agreement (i) not guarantee or become obligated, or hold itself as responsible, for the debts of any other Person, except under the Guaranty and Security Agreement; (j) not hold out its credit as being available to satisfy the obligations of any other Person, except under any Guaranty and Security Agreement; (k) not make any loans or advances to any third party, including any member, principal or Affiliate of the Borrower, or any member, principal or Affiliate thereof, except as expressly permitted by the Loan Documents; (l) not pledge its Assets for the benefit of any other Person, except as expressly permitted under the Loan Documents; (m) not identify itself or hold itself out as a division of any other Person or conduct any business in another name; (n) maintain adequate capital in light of its current and contemplated business operations; (o) act solely in its own limited liability company name and not of any other Person, any of its officers or any of their respective Affiliates, and at all times use its own stationery, invoices and checks separate from those of any other Person, any of its officers or any of their respective Affiliates; (p) not acquire obligations or securities of its members, shareholders or other Affiliates, as applicable, except as expressly permitted under the Loan Documents; (q) not take any action that knowingly shall cause any Relevant Party to become insolvent; (r) keep minutes of the actions of the member of any Relevant Party and observe all limited liability company and other organizational formalities; (s) cause its members, managers, directors, officers, agents and other representatives to act at all times with respect to each Relevant Party consistently and in furtherance of the foregoing and in the best interests of each Relevant Party; (t) pay its own liabilities and expenses (including, as applicable, shared personnel and overhead expenses) only out of its own funds, except as expressly provided under by the Loan Documents; (u) at all times maintain an independent member of the Borrower and each Pledgor (as the term “independent member” is defined in the applicable limited liability company agreement of the Borrower or Pledgor, as applicable) and provide written notice to the Administrative Agent of the name of such independent member and any replacement thereof; and (v) not undertake any division under Section 18-217 of the Delaware Limited Liability Company Act.

124 Second Amended and Restated Credit Agreement ARTICLE VIII. CONDITIONS PRECEDENT SECTION 8.01 Conditions to Effectiveness Date and Borrowing of Additional Term Loans. The effectiveness of this Agreement, the Commitment of each Lender to make Additional Term Loans and the obligation of the Issuing Bank to issue a Letter of Credit (or increase the Stated Amount thereof) hereunder is subject to satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of all Lenders and the Issuing Bank): (a) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with the requirements of Section 2.01(b). (b) Notice of LC Activity. The Borrower shall have delivered to the Administrative Agent and the Issuing Bank a Notice of LC Activity in accordance with the requirements of Section 2.02(b), and the Borrower shall have delivered to the Issuing Bank (with a copy to the Administrative Agent) of a duly completed LC Application (together with such other LC Documents applicable thereto). (c) Loan Documents. The Administrative Agent shall have received executed counterparts of the following, properly executed by each of the parties thereto and each dated the Effectiveness Date: (i) this Agreement, together with all Exhibits and Schedules thereto; (ii) a Note (or replacement Note) executed by the Borrower in favor of each Lender requesting a Note; (iii) the Depositary Agreement, together with all Exhibits and Schedules thereto; (iv) the Cash Diversion Guaranty; (v) each of the Tax Equity Consents referenced in clauses (c) and (d) of the definition thereof; and (vi) [Reserved] (vii) [Reserved] (viii) the Fee Letter, dated as of the Effectiveness Date, among the Borrower, the Sponsors and Silicon Valley Bank. (d) Collateral Documents. The Administrative Agent and the Collateral Agent shall have received the Pledge and Security Agreement and the Guaranty and Security Agreement, in each case, duly executed by the applicable Loan Parties, together with evidence that all actions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created

125 Second Amended and Restated Credit Agreement under the Collateral Documents has been taken or will be taken on the Effectiveness Date such that such Liens shall each constitute a first priority security interest. (e) Portfolio Documents. The Administrative Agent and the Lenders shall have received fully executed copies of all Portfolio Documents with respect to Tredegar Solar I, together with the Project Information relating to each Eligible Project owned by Tredegar Solar I and such other information as reasonably required by the Administrative Agent in respect of each Project owned by Tredegar Solar I that is not an Eligible Project, accompanied by an Officer’s Certificate certifying: (i) that each such copy provided to the Administrative Agent is a true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters); (ii) each such Portfolio Document (I) has been duly executed and delivered by each Sponsor Party and Relevant Party thereto and, to the Knowledge of the Borrower, the other parties thereto, and (II) is in full force and effect and is enforceable against each such Sponsor Party or Relevant Party thereto as of such date; (iii) neither the Sponsor Parties nor any Relevant Party thereto nor, to the Knowledge of the Borrower, any other party to such document is or, but for the passage of time or giving of notice or both, will be in breach of any material obligation except, solely with respect to Customer Agreements, where such breach (itself or when coupled with other breaches under such agreements) could not reasonably be expected to have a Material Adverse Effect; (iv) no Portfolio Document has an event of force majeure existing thereunder except solely with respect to the Project Documents, where such event of force majeure (itself or when coupled with other events of force majeure under such Project Documents) could not reasonably be expected to have a Material Adverse Effect; and (v) all conditions precedent to the effectiveness of such documents have been satisfied or waived in writing. (f) Organizational Documents. To the extent not previously delivered on the Closing Date or if amended after the Closing Date, the Administrative Agent shall have received a copy of the certificate of formation, limited liability company agreement, operating agreement or other organizational documents of each Relevant Party and each Sponsor Party, together with such amendments to the organizational documents of such parties as required by the Administrative Agent, certified by an Authorized Officer of such Person as being true, correct and complete copy of such document (and includes all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters). (g) Resolutions and Incumbency Certificates. The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of the Loan Parties and each Sponsor Party as the

126 Second Amended and Restated Credit Agreement Administrative Agent may require authorizing, as applicable, the Additional Term Loans and the guarantees given by the Loan Parties, the granting of the Liens under the Collateral Documents and the execution delivery and performance of this Agreement and the other Transaction Documents and evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement and the other Loan Documents to which a Loan Party or a Sponsor Party is a party or is to be a party, in each case, certified by an Authorized Officer of such Person. (h) Secretary’s Certificates. To the extent not previously delivered on the Closing Date or if amended after the Closing Date, the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Relevant Party and each Sponsor Party is duly formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of Properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. (i) Legal Opinions. The Administrative Agent shall have received favorable opinions of counsel and in-house counsel to the Relevant Parties and the Sponsor Parties in relation to the Loan Documents executed and delivered on the Effectiveness Date, addressed to the Administrative Agent and each Secured Party from Troutman Pepper Hamilton Sanders LLP, counsel for the Relevant Parties and the Sponsor Parties, including opinions regarding the attachment, perfection of security interests in Collateral and corporate matters, including, without limitation, enforceability, no consents, no conflicts with the Limited Liability Company Agreements and Investment Company Act matters, no conflicts with organizational documents, and other material contracts binding on the Relevant Parties and the Sponsor Parties. (j) Officer’s Certificate. The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower, each Relevant Party and each Sponsor Party: (i) either (1) attaching copies of all consents, licenses and approvals required in connection with the Additional Term Loans and the guarantees given by the Loan Parties, the granting of the Liens under the Collateral Documents, and the execution delivery and performance of this Agreement and the other Transaction Documents and the validity against the Sponsor Parties and each Relevant Party to the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect and not subject to appeal, or (2) certifying that no such consents, licenses or approvals are so required; and (ii) certifying (1) that the conditions specified in SectionsSection 8.01(m), Section 8.01(r), Section 8.01(s), Section 8.01(t), Section 8.01(u), and Section 8.01(x) have been satisfied, (2) as to the solvency of the Cash Diversion Guarantors, the Borrower and its Subsidiaries, and (3) that there has been no event or circumstance since December 31, 2022 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

127 Second Amended and Restated Credit Agreement (k) Funds Flow Memorandum. The Administrative Agent shall have received a funds flow memorandum outlining the use of the Additional Term Loans which shall be in compliance with Section 2.01(c) (the “Effectiveness Date Funds Flow Memorandum”). (l) [Reserved]. (m) Warranties. The Administrative Agent shall have received evidence that all warranties relating to the Projects owned by Tredegar Solar I will inure to the benefit of, and be enforceable by, the Relevant Party following the purchase of such Projects. (n) Base Case Model. The Administrative Agent shall have received the Base Case Model, demonstrating compliance with the Debt Sizing Parameters in form and substance satisfactory to the Administrative Agent addressed to the Administrative Agent and the Lenders. (o) Operating Budget. Each Lender Party has received the Operating Budget required pursuant to Section 5.01(e)(i). (p) Fees and Expenses. The Administrative Agent shall have received evidence that: (i) all fees and expenses (including reasonable attorney’s fees and disbursements) required to be paid to the Agents and the Depository Agent on or before the Effectiveness Date, shall have been paid or shall, substantially concurrent with the Effectiveness Date, be paid in full by the Borrower; (ii) all fees required to be paid to the Lenders and the Arrangers on or before the Effectiveness Date pursuant to the Fee Letters, shall have been paid or shall, substantially concurrent with the Effectiveness Date, be paid in full by the Borrower; (iii) all Additional Expenses due and payable as of the Effectiveness Date shall have been paid or shall, substantially concurrent with the Effectiveness Date, be paid in full by Borrower; (iv) all other costs and expenses required to be paid pursuant to Section 3.07 for which evidence has been presented (including third-party fees and out-of-pocket expenses of counsel to the Secured Parties, the Insurance Consultant, Independent Engineer and other advisors or consultants retained by the Administrative Agent) shall have been paid or shall, substantially concurrent with the Effectiveness Date, be paid in full by the Borrower; and (v) The payment of all fees, costs and expenses to be paid on the Effectiveness Date will be reflected in the Effectiveness Date Funds Flow Memorandum and funding instructions given by the Borrower to the Administrative Agent and the Depository Agent prior to the Effectiveness Date. (q) Collateral Accounts; Funding of Debt Service Reserve Account, Collections Incentive Reserve and Non-Routine Services Accounts. The Administrative Agent shall have received satisfactory evidence that the Borrower has established the Collateral

128 Second Amended and Restated Credit Agreement Accounts. Except to the extent to be funded with a Letter of Credit on the Borrowing Date or previously funded by the Borrower prior to the Effectiveness Date, the Borrower has deposited, or shall deposit on the Borrowing Date (i) into the Debt Service Reserve Account, the Debt Service Reserve Required Amount, (ii) into the Collections Incentive Reserve Account, the Collections Incentive Reserve Required Amount, and (iii) into the Spruce Non-Routine Services Account, the Required Non-Routine Services Amount, in each case in accordance with the Depository Agreement. To the extent applicable, the funding of the Debt Service Reserve Account, the Collections Incentive Reserve Account, and the Spruce Non-Routine Services Account will be reflected in the Effectiveness Date Funds Flow Memorandum and funding instructions will be given by the Borrower to the Administrative Agent and the Depository Agent prior to the Effectiveness Date. (r) Representations and Warranties. The representations and warranties of the Sponsor Parties and the Relevant Parties contained in Article IV or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Effectiveness Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date. (s) Eligible Project Representations. The representations and warranties in Section 4.22 regarding Eligible Projects are true and correct in all material respects for all Projects shown to generate Eligible Revenues under the Base Case Model delivered pursuant to Section 8.01(n). (t) No Action by Governmental Authority. No action or proceeding has been instituted or threatened in writing by any Governmental Authority against any Sponsor Party or any Relevant Party that seeks to impair, restrain prohibit or invalidate the transactions contemplated by this Agreement, the other Loan Documents and the Tredegar Solar Acquisition Documents, or regarding the effectiveness or validity of any required Permits. (u) No Default or Event of Default. No Default or Event of Default shall exist, or would result from the borrowing or from the application of the proceeds thereof or from the consummation of the Tredegar Solar Acquisition. (v) Technical Reports. The Administrative Agent shall have received technical reports on the Projects owned by Tredegar Solar I prepared by the Independent Engineer and addressed to the Administrative Agent and the Lenders (or a corresponding reliance letter with respect to such report prepared by the Insurance Consultant that shall entitle the Administrative Agent, the other Agents, and the Lenders to rely upon such report). (w) Insurance Report and Certificates. The Administrative Agent shall have received (i) an insurance report with respect to Projects owned by Tredegar Solar I from the Insurance Consultant addressed to the Administrative Agent and the Lenders, (ii) a corresponding reliance letter with respect to such report prepared by the Insurance Consultant that shall entitle the Administrative Agent, the other Agents, and the Lenders to rely upon such report, (iii) an insurance certificate from the Borrower’s insurance broker identifying the underwriters, types of insurance, applicable insurance limits and policy terms consistent with such insurance report, and

129 Second Amended and Restated Credit Agreement (iv) evidence, including customary insurance certificates, that all insurance required to be obtained and maintained pursuant to the Loan Documents has been obtained and all premiums thereon have been paid in full. (x) [Reserved]. (y) Services Agreements; Backup Servicing. The Administrative Agent shall have received: (i) copies of each Maintenance Services Agreement with respect to Projects owned by Tredegar Solar I, duly executed by each of the parties thereto; and (ii) evidence that the Tredegar Maintenance Services Agreement will be terminated. (z) Due Diligence. The Administrative Agent and the Lenders shall have completed their due diligence in respect of Tredegar Solar I, its Portfolio Documents, including review of Customer Agreements in respect of consumer compliance. (aa) Tredegar Solar Acquisition. The Administrative Agent shall have received: (i) copies of all Tredegar Solar Acquisition Documents and any amendments, modifications, waivers or supplements thereto (which amendments, waivers or supplements shall be in form and substance satisfactory to the Administrative Agent), duly executed and delivered by each of the parties thereto; (ii) copies of all documents delivered under Section 1.02 of the Tredegar Solar Purchase and Sale Agreement; (iii) a certification from the Borrower that all of the conditions set forth in the Tredegar Solar Acquisition Documents have been satisfied or waived together with evidence in form and substance satisfactory to the Administrative Agent that the purchase price for the Tredegar Solar Acquisition has been paid or will be paid with proceeds of the Additional Term Loans; and (iv) executed copies of an assignment and sale agreement in form and substance satisfactory to the Administrative Agent, effecting the transfer and assignment by Tredegar Solar I of all of its Assets to the Borrower. (bb) [Reserved]. (cc) Other Certificates. Each other certificate or document as the Administrative Agent shall reasonably request. (dd) [Reserved]. (ee) KYC. To the extent not previously delivered on or prior to the Effectiveness Date, the Lender Parties have received (i) all documentation and other information required by

130 Second Amended and Restated Credit Agreement regulatory authorities under the applicable “know your customer” and Anti-Money Laundering Laws, including the PATRIOT Act and (ii) least five (5) days prior to the Closing Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Loan Party. (ff) Interest Rate Hedging. The Administrative Agent shall have received evidence in form and substance satisfactory to it that the Borrower is in compliance with Section 5.11, which evidence may include the delivery of copies of executed Interest Rate Hedging Agreements or amendments thereto. SECTION 8.02 [Reserved]. SECTION 8.03 Conditions of Letter of Credit Issuance. The obligation of an Issuing Bank to issue, extend or increase the Stated Amount of the Letter of Credit under Section 2.02 is subject to occurrence of the Effectiveness Date and the satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of the Issuing Banks and all the LC Lenders): (a) Notice of LC Activity. The conditions precedent under Section 8.01 shall have been satisfied or waived and the Borrower shall have delivered a Notice of LC Activity in accordance with the requirements of Section 2.02. (b) Officer’s Certificate. The Administrative Agent and each Issuing Bank shall have received a certificate signed by an Authorized Officer of the Borrower certifying that the conditions specified in Sections 8.03(c) and 8.03(d) have been satisfied, which shall be an original or an electronic copy (followed promptly by originals to the extent extant) unless otherwise specified, each properly executed by an Authorized Officer of the Borrower, each dated as of the date of such issuance, extension or increase. (c) Representations and Warranties. The representations and warranties of the Sponsor Parties and the Relevant Parties contained in Article IV or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such issuance, extension or increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date. (d) No Default. No Default or Event of Default shall exist, or would result from the issuance, extension or increase. ARTICLE IX. EVENTS OF DEFAULT; REMEDIES SECTION 9.01 Events of Default. Any of the following shall constitute an event of default (“Event of Default”) hereunder:

131 Second Amended and Restated Credit Agreement (a) Principal and Interest. Failure of a Loan Party to pay in accordance with the terms of this Agreement, (i) any interest on any Loan within three (3) Business Days after the date such sum is due, (ii) any principal with respect to any Loan when such sum is due, or (iii) any other fee, cost, charge or other sum due under this Agreement or any other Loan Document within five (5) Business Days after the date such sum is due; (b) Misstatements. Any (i) representation or warranty made by a Sponsor Party, the Relevant Parties to the Loan Documents, or any Financial Statement furnished pursuant thereto, or (ii) certificate or any Financial Statement made or prepared by, under the control of or on behalf of the Sponsor Parties or the Relevant Parties and furnished to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document (including, without limitation, in a certificate of an Authorized Officer of a Sponsor Party or Relevant Party delivered pursuant to the Loan Documents) shall prove to have been untrue or misleading in any material respect as of the date made; provided, however, that if any such misstatement is capable of being remedied and has not caused a Material Adverse Effect, the Borrower may correct such misstatement by curing such misstatement (or the effect thereof) and delivering a written correction of such misstatement to the Administrative Agent, in the form and substance satisfactory to the Administrative Agent, within thirty (30) days of (x) obtaining Knowledge of such misstatement or (y) receipt by the Borrower of written notice from the Administrative Agent of such default; (c) Automatic Defaults. Any default by any Relevant Party in the observance and performance of or compliance with Section 5.02, Section 5.05, Section 5.11, Section 5.16, Section 5.24, Section 5.25, Section 5.26, Section 5.27, Section 5.28, Article VI and Section 9.03. Any failure by the Cash Diversion Guarantors to pay any amount due and payable under the Cash Diversion Guaranty. (d) Other Defaults. Any default by any of the Sponsor Parties, the Borrower or any Relevant Party in the observance and performance of or compliance with any other covenant or agreement contained in this Agreement or any other Loan Document or a Maintenance Services Agreement (other than as provided in paragraphs (a) through (c) of this Section 9.01), which default shall continue unremedied for a period of (i) ten (10) days with respect to a breach of Section 5.13 and (ii) thirty (30) days for any other covenant to be performed or observed by it under this Agreement, any other Loan Document or such other document and not otherwise specifically provided for elsewhere in this Article IX, in each case, after the earlier of (A) receipt by the Borrower of written notice from the Administrative Agent of such default or (B) obtaining Knowledge of any such default; provided that the thirty (30) day period referred to in clause (ii) above may be extended by an additional forty-five (45) days, in the event that such default has not been cured within the initial thirty (30) day period, (x) such default remains capable of being cured within the additional forty-five (45) day period, (y) no Material Adverse Effect has resulted from such default, and (z) the Borrower continues to diligently pursue cure of such default. (e) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court enters a decree or order for relief with respect to a Cash Diversion Guarantor or any Relevant Party in an Involuntary Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state Law; (ii) the occurrence and continuation of any of the following events for sixty (60) days unless dismissed or discharged within such time: (A) an

132 Second Amended and Restated Credit Agreement involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, is commenced, in which a Cash Diversion Guarantor or any Relevant Party is a debtor or any portion of the Collateral or any Membership Interest is property of the estate therein, (B) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over a Cash Diversion Guarantor or any Relevant Party, over all or a substantial part of its Property, is entered, (C) an interim receiver, trustee or other custodian is appointed without the consent of a Cash Diversion Guarantor or any Relevant Party for all or a substantial part of the Property of such Person, or (D) a warrant of attachment, execution or similar process shall have been issued against any substantial part of the Property of a Cash Diversion Guarantor or any Relevant Party; (f) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) An order for relief is entered with respect to a Cash Diversion Guarantor or any Relevant Party, or a Cash Diversion Guarantor or any Relevant Party commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such Law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for a Cash Diversion Guarantor or any Relevant Party, for all or a substantial part of the Property of a Cash Diversion Guarantor or any Relevant Party; (ii) a Cash Diversion Guarantor or any Relevant Party makes any assignment for the benefit of creditors; (iii) a Cash Diversion Guarantor or any Relevant Party shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due, or (iv) the board of directors or other governing body of a Cash Diversion Guarantor or any Relevant Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this Section 9.01(f); (g) Material Judgment. Any final money judgment, writ or warrant of attachment or similar process involving, individually or in aggregate at any time, an amount in excess of $1,000,000 (to the extent not adequately covered by insurance as to which a solvent, reputable and Independent insurance company, which at least meets the Credit Requirements, has acknowledged coverage in writing to the Borrower and such acknowledgment is provided to the Administrative Agent) shall be entered or filed against the Borrower or any of the other Relevant Parties or any of their respective Assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days (or in any event later than five (5) days prior to the date of any proposed sale thereunder). (h) Impairment of Loan Documents. At any time after the execution and delivery thereof, (i) this Agreement or any other Loan Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or on the Debt Termination Date) or shall be declared null and void, or the Administrative Agent or any Lender shall not have or shall cease to have a valid and perfected Lien in any Collateral or the Membership Interests purported to be covered by the Loan Documents with the priority required by the relevant Loan Document or (ii) the Borrower, Cash Diversion Guarantor or any Relevant Party thereto shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by any Lender, under any Loan Document to which it is a party.

133 Second Amended and Restated Credit Agreement (i) ERISA. The Borrower, any Relevant Party or, except as would not result in a Material Adverse Effect, any of their respective ERISA Affiliates establishes any Employee Benefit Plan or Multiemployer Plan, or commences making contributions to (or becomes obligated to make contributions to) any Employee Benefit Plan or Multiemployer Plan. (j) Change of Control. A Change of Control shall have occurred. (k) Removal of Managing Member; Operation and Maintenance. (i) Fund IV Holdco shall have been removed as the “managing member” of the Tax Equity Opco. The receipt of any written notice, claim or threat of removal from the Tax Equity Member shall be a “Default” for all purposes hereunder until rescinded in writing by such Tax Equity Member and such event shall mature into an “Event of Default” if Fund IV Holdco default that is the subject of such written notice, claim or threat is not cured within the applicable period prior to effectiveness of removal provided under the applicable Limited Liability Company Agreement. (ii) The Provider shall have been removed as the “Provider” under the applicable Maintenance Services Agreement and shall not have been replaced with a replacement provider appointed in accordance with the terms and conditions herein. The receipt of any written notice, claim or threat of removal from any Tax Equity Opco shall be a “Default” for all purposes hereunder until rescinded in writing by such Tax Equity Opco and such event shall mature into an “Event of Default” if the Provider default that is the subject of such written notice, claim or threat is not cured within the applicable period prior to effectiveness of removal provided under the applicable Maintenance Services Agreement. (l) Abandonment of Servicing. (i) The transition to ESE as the successor Provider under the terms of the Transition Services Agreements is not completed in accordance with the terms thereof or prior to the termination of the Transition Services Agreement, (ii) the transition to a successor Provider to perform the services under a Maintenance Services Agreement is not complete within thirty (30) days after termination of a Provider, (iii) a replaced Provider fails to comply with its transition requirements under the Backup Servicer Agreement, or (iv) a Maintenance Services Agreement is not renewed on its expiry date in accordance with its terms or otherwise in a form and substance acceptable to the Administrative Agent (acting on the instructions of the Required Lenders). SECTION 9.02 Acceleration and Remedies. (a) Upon the occurrence and during the continuance of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Administrative Agent shall, at the request of the Required Lenders, take any or all of the following actions, at the same or different times: (i) terminate any outstanding Commitments, and thereupon any such outstanding Commitments shall terminate immediately; (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, and the Borrower shall Cash Collateralize the LC

134 Second Amended and Restated Credit Agreement Exposure; and (iii) make a demand on any Acceptable DSR Letter of Credit provided with respect to the Debt Service Reserve Account, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any Event of Default described in Section 9.01(e) or (f) in respect of any Loan Party, any outstanding Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower, shall automatically become due and payable, and the Cash Collateralization of the LC Exposure shall automatically be required, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and during the continuance of any Event of Default, in addition to the exercise of remedies set forth in clauses (i), (ii) and (iii) above, each Secured Party shall be, subject to the terms of the Collateral Agency Agreement, entitled to exercise the rights and remedies available to such Secured Party under and in accordance with the provisions of the other Loan Documents to which it is a party or any applicable Law. (b) Upon the occurrence and during the continuation of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to the Administrative Agent against the Borrower under this Agreement or any of the other Loan Documents, or at Law or in equity, may be exercised by the Administrative Agent (acting on the instructions of the Required Lenders) at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not the Administrative Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Collateral and the proceeds from any of the foregoing. Any such actions taken by the Administrative Agent shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Administrative Agent may determine in its sole discretion, to the fullest extent permitted by Law, without impairing or otherwise affecting the other rights and remedies of the Administrative Agent permitted by Law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by Law, the Administrative Agent shall not be subject to any “one action” or “election of remedies” Law or rule, and (ii) all liens and other rights, remedies or privileges provided to the Administrative Agent shall remain in full force and effect until the Administrative Agent has exhausted all of its remedies against the Collateral and the proceeds from any of the foregoing or the Obligations have been paid in full. (c) The rights and remedies set forth in this Section 9.02 are in addition to, and not in limitation of, any other right or remedy provided for in this Agreement or any other Loan Document. (d) Anything herein to the contrary notwithstanding, if and for so long as a Lender is a Tax Exempt Person, such Lender shall not succeed to the rights of Fund IV Holdco or the Borrower as a direct or indirect owner of the Tax Equity Opco, the Wholly-Owned Opco, or an assignee of any such Person, until after the Recapture Period for the last Project Placed in Service with respect to the Person(s) of which the Lender would become a direct or indirect owner, regardless whether or not exists an Event of Default.

135 Second Amended and Restated Credit Agreement SECTION 9.03 Cure Rights. The Administrative Agent and the Lenders acknowledge and agree that: (a) to prevent the occurrence of an Event of Default pursuant to Section 9.01(a), the Sponsors shall have the right, but not the obligation, to contribute or loan funds to the Borrower, which shall be deposited into the Collections Account; provided that, unless the Administrative Agent otherwise consents, the deposit of funds by the Sponsors to prevent the occurrence of such Event of Default pursuant to this clause (a) more than two (2) times during the term the Loans shall be an “Event of Default”; and for the avoidance of doubt, any payment made by the Sponsors pursuant to the Cash Diversion Guaranty, Section 3.02, Section 3.03(d) or Section 6.10(d) is expressly permitted by the terms of this Agreement and does not constitute a cure for purposes of this Agreement; and (b) if the Debt Service Coverage Ratio at the end of any calculation period is below 1.20 to 1.00, the Sponsors shall have the right but not the obligation, to contribute or loan funds to the Borrower, which shall be deposited into the Collections Account no later than ten (10) Business Days prior to a Payment Date; provided that, unless the Administrative Agent otherwise consents, the deposit of funds by the Sponsors pursuant to this clause (b) shall be permitted no more than two (2) times during the term of the Loans. ARTICLE X. ADMINISTRATIVE AGENT SECTION 10.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Silicon Valley Bank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Lender Parties and no Relevant Party nor any Sponsor Party shall have rights of a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “Administrative Agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 10.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Relevant Party or their Affiliates as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

136 Second Amended and Restated Credit Agreement SECTION 10.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.03 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Article VIII or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 10.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and

137 Second Amended and Restated Credit Agreement to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, which by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 10.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agent except to the extent that a court of competent jurisdiction determines in a final and non- appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. SECTION 10.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Depository Agent, and the Borrower. Upon receipt of any such notice of resignation, the Administrative Agent (acting on the instructions of the Required Lenders) or the Required Lenders shall have the right, with the consent of the Borrower (not to be unreasonably withheld or delayed), unless a Default or an Event of Default shall have occurred and is continuing, in which case the consent of the Borrower shall not be required, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. The Administrative Agent’s resignation shall become effective on the earliest (such date, the “Resignation Effective Date”) of (i) 30 days after delivery of notice of resignation (regardless of whether a successor Administrative Agent has been appointed or not), (ii) the acceptance of such successor Administrative Agent by the Required Lenders and, if applicable, the Borrower, or (iii) such other date, if any, agreed to by the Required Lenders and the retiring Administrative Agent. If the Administrative Agent or the Required Lenders have not appointed a successor Administrative Agent, the Required Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. (b) With effect from the Resignation Effective Date (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to

138 Second Amended and Restated Credit Agreement be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than as provided in Section 3.09(h) and other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article X and Sections 3.07 and 3.08 shall continue in effect for the benefit of such retiring Administrative Agent, its sub Administrative Agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 10.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. SECTION 10.08 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective Administrative Agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 3.06, 3.07 and 3.08) allowed in such judicial proceeding; and (b) to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses,

139 Second Amended and Restated Credit Agreement disbursements and advances of the Administrative Agent and its Administrative Agents and counsel, and any other amounts due the Administrative Agent under Sections 3.06, 3.07 and 3.08. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. SECTION 10.09 Appointment of Collateral Agent and Depository Agent. The Issuing Banks and each Lender hereby consents and agrees to the appointment of the Collateral Agent and the Depository Agent respectively in accordance with the Collateral Agency Agreement and the Depository Agreement and authorize each such Agent in such capacity to take such action on its behalf under the provisions of the Collateral Documents and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Collateral Documents, together with such other powers as are reasonably incidental thereto. The Collateral Agent and Depository Agent shall each be an express third party beneficiary of Section 11.01(b)(vii), Section 3.07 and Section 3.08. SECTION 10.10 Arranger. The Arranger shall not have any duties or responsibilities hereunder in their capacities as such. SECTION 10.11 Authorization. The Administrative Agent and the Collateral Agent are hereby authorized and directed by the Lenders to execute, deliver and perform any reliance letters or use of work product agreements with the Independent Engineer, the Insurance Consultant and the Loan Documents to which each of them, respectively, is or is intended to be a party and each Lender agrees to be bound by all of the agreements of the Administrative Agent and Collateral Agent contained in the Loan Documents and such reliance letters or use of work product agreements. SECTION 10.12 Erroneous Payments. (a) If the Administrative Agent notifies a Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business

140 Second Amended and Restated Credit Agreement Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, Issuing Bank or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.12(b). (c) Each Lender, Issuing Bank or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Secured Party from any source, against any amount due to the Administrative Agent under clause (a) hereof or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with clause (a) hereof, from any Lender or Issuing Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender

141 Second Amended and Restated Credit Agreement or Issuing Bank at any time, (i) such Lender or Issuing Bank shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Bank shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Bank shall cease to be a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Bank, and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Bank (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Issuing Bank or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine.

142 Second Amended and Restated Credit Agreement (g) Each party’s obligations, agreements and waivers under this Section 10.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE XI. MISCELLANEOUS SECTION 11.01 Waivers; Amendments. (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 11.01(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. (b) Amendments. No amendment, supplement, modification or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party and/or Sponsor Party therefrom, shall be effective unless in writing and either (x) signed by the Required Lenders and the relevant Loan Party and/or Sponsor Party, as applicable, and acknowledged by the Administrative Agent or (y) approved by the Administrative Agent (acting on the instructions of the Required Lenders) and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver and no such amendment, supplement or modification shall: (i) increase the amount or extend the expiration date of any Commitment without the written consent of each Issuing Bank and each Lender adversely affected thereby; (ii) reduce or forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Loan, reduce the stated rate of any interest or fee payable under this Agreement (except in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Facility Lenders of each adversely affected Facility)) or extend the scheduled date of any payment thereof, in each case, without the written consent of each Issuing Bank and each Lender adversely affected thereby;

143 Second Amended and Restated Credit Agreement (iii) amend, modify or waive any provision of Article III in a manner that would alter the pro rata sharing of payments required thereunder, without the written consent of each Lender or amend Section 11.17 without the written consent of each Lender Party adversely affected thereby; (iv) change the voting rights of the Issuing Bank or the Lenders under this Section 11.01(b) or the definition of the term “Required Lenders” or “Required Facility Lenders” or any other provision hereof specifying the number or percentage of Lenders or other Secured Parties required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender and Issuing Bank; or (v) release all or a material portion of the Collateral, or any Loan Party from their obligations under the Collateral Documents or any Membership Interests without the written consent of the Issuing Bank and each Lender, in each case, other than in connection with a disposition permitted hereunder; provided that no such agreement shall amend, modify or otherwise affect the rights or duties of any Lender Party hereunder without the prior written consent of such Lender Party; (vi) amend, modify or waive any provision of Article X or any other provision of any Loan Document that would adversely affect the Administrative Agent without the written consent of the Administrative Agent; (vii) amend, modify or waive any provision of the Collateral Agency Agreement or the Depository Agreement or any other provision of any Loan Document that would adversely affect the Collateral Agent or Depository Agent without the written consent of such affected Agent; (viii) amend, modify or waive any provision of Section 2.02 (or any other provision of this Agreement or any other Loan Document that specifically provides for rights and obligations of the Issuing Banks) without the written consent of each Issuing Bank; (ix) change the order of priority of payments set forth in Section 4.02(b) of the Depository Agreement or Section 2.02(a) of the Collateral Agency Agreement without the written consent of each Lender Party directly affected thereby; and (x) amend, modify or waive any provision of this Agreement in a manner that would adversely affect the Term Lenders or the LC Lenders disproportionately to any Lenders in respect of any other Class of Loan without the consent of all the Required Facility Lenders of the adversely affected Facility. Notwithstanding the above the Borrower, Lenders and the Issuing Banks hereby irrevocably authorize the Administrative Agent to make Conforming Changes from time to time pursuant to Section 2.03 and Section 3.11(a)(ii).

144 Second Amended and Restated Credit Agreement SECTION 11.02 Notices; Copies of Notices and Other Information. (a) Any request, demand, authorization, direction, notice, consent, waiver or other documents provided or permitted by this Agreement shall be in writing and if such request, demand, authorization, direction, notice, consent or waiver is to be made upon, given or furnished to or filed with: (i) the Administrative Agent by any Lender or by the Borrower shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Administrative Agent at its Administrative Agent’s Office; or (ii) the Borrower by the Administrative Agent, or by any Lender shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid and by facsimile to the Borrower addressed to: 820 Gessner Road, Suite 500, Houston, TX 77024, Attn: Legal Department, Email: notices@sprucefinance.com, or at any other address previously furnished in writing to the Administrative Agent by the Borrower. The Borrower shall promptly transmit any notice received by them from the Lenders to the Administrative Agent. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in Section 11.02(b) below, shall be effective as provided in Section 11.02(b). (b) Electronic Communications. Notices and other communications to the Administrative Agent or the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or

145 Second Amended and Restated Credit Agreement communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. To the extent that a Lender does not directly receive any certificate, report or other document required to be delivered to it from the Borrower pursuant to the terms of this Agreement or the other Loan Documents , then the Administrative Agent agrees to deliver such reports, certificates and other documents to any such Lender promptly after receipt by the Administrative Agent from the Borrower. (c) Change of Address, Etc. The Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including electronic Borrowing Notices) purportedly given by or on behalf of the Borrower by an Authorized Officer even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof; provided, however, that the Administrative Agent and the Lenders may not rely upon any such notice if they have Knowledge that such notice is not authorized by the Borrower. The Borrower shall indemnify each Indemnitee from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower, other than those resulting from the gross negligence or willful misconduct of such Person. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. SECTION 11.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. SECTION 11.04 Effect of Headings and Table of Contents. The Article and Section headings in this Agreement and the Table of Contents are for convenience only and shall not affect the construction hereof or thereof. SECTION 11.05 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and

146 Second Amended and Restated Credit Agreement assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (such consent not to be unreasonably withheld, conditioned, or delayed), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with Section 11.05(b), (ii) by way of participation in accordance Section 11.05(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.05(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.05(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement upon prior notice to the Administrative Agent and the Borrower; provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in clause 11.05(b)(i)(B) below in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause 11.05(b)(i)(A) above, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitments are not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iii) Required Consents. The consent of the Administrative Agent and, with respect to the assignment of any LC Exposure, the Issuing Bank shall be required for any assignment pursuant to this Section 11.05(b) other than assignments to a Lender, an Affiliate of a Lender, an Eligible Assignee or an Approved Fund. Other than assignments to a Lender, an Affiliate of a Lender, an Eligible Assignee or an Approved Fund, for which

147 Second Amended and Restated Credit Agreement no consent of the Borrower is required, the consent of the Borrower shall be required for any assignment pursuant to this Section 11.05(b) to (A) a Competitor or (B) to a Person that is adverse in litigation to the Borrower or its Affiliates (other than Affiliates that are commercial banks, insurance companies or investment or mutual funds) (such consent not to be unreasonably withheld); provided that, in each case, no consent of the Borrower shall be required if (x) a Default or Event of Default has occurred and is continuing and (y) the Borrower’s consent shall be deemed to have been given if the Borrower has not responded within ten (10) Business Days of an assignment request. No other consent shall be required for any such assignment except to the extent required by clause 11.05(b)(i)(B) above. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) Prohibited Assignments. No assignment of any Loans or Commitments shall be made to (A) any Defaulting Lender or any of its Affiliates in this Section 11.05(b)(v), (B) to a natural Person, or (C) to any Affiliated Lender if, in the case of this subclause (C), after giving effect to such assignment, the Affiliated Lenders would, in the aggregate, own or hold in excess of 25% of the Commitments, Loans and LC Exposure outstanding under the Facilities (calculated as of the date of such purchase). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this Section 11.05(b)(vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Assignment to an Affiliated Lender. In the event that the Borrower or any of its Affiliate (including a Sponsor Party) is an assignee under this Section 11.05(b) (an “Affiliated Lender”), (A) such Affiliated Lender shall be a Non-Voting Lender (as defined in the Collateral Agency Agreement) and its Commitments shall not be included in any calculation for purposes of determining whether a requisite number or percentage

148 Second Amended and Restated Credit Agreement of Lenders, as applicable, have voted to take an action hereunder and (B) the Affiliated Lender, in its capacity as a Lender, shall not have any right (1) to consent to any amendment, modification, waiver, consent or other such action with respect to any of the terms of this Agreement or any other Loan Document, (2) to require the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to this Agreement or any other Loan Document, (3) to otherwise vote on any matter related to this Agreement or any other Loan Document, (4) to attend any meeting or conference call with the Administrative Agent or any Lender or receive any information from the Administrative Agent or any Lender, or (5) to make or bring any claim, in its capacity as a Lender, against the Administrative Agent or any Lender or with respect to the duties and obligations of such Person under the Loan Documents; provided, that no amendment, modification or waiver shall (x) deprive the Affiliated Lender, in its capacity as a Lender, of its share of any payments which Lenders are entitled to share on a pro rata basis hereunder or (y) affect the Affiliated Lender, or any of them, in its capacity as Lender, in a manner that is materially disproportionate to the effect of such amendment or other modification on other Lenders; provided, further, no amendment, modification or waiver expressly requiring the consent of all Lenders pursuant to Section 11.01(b) shall be effective without the consent of the Affiliated Lender, in its capacity as a Lender. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.05(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.06, 3.07, 3.08, 3.09 and 3.11 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.05(d). (c) Register. The Administrative Agent, acting solely for this purpose as an Administrative Agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Upon its receipt of, and consent to, a duly completed Assignment and Assumption executed by an assigning Lender and an assignee lender, administrative details information with respect to such assignee lender (unless the assignee lender shall already be a Lender hereunder), the processing and recordation fee referred to in Section 11.05(b)(iv) above, if applicable, and the written consent of the Administrative Agent to such assignment and any applicable tax forms, the Administrative Agent shall promptly record each assignment made in accordance with this Section 11.05(c) in the

149 Second Amended and Restated Credit Agreement Register. No assignment shall be effective unless it has been recorded in the Register as provided in this Section 11.05(c). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. (i) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver requiring the consent of all Lenders, as set forth in first proviso in Section 11.01(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.08, 3.09 and 3.10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.05(b); provided that such Participant agrees to be subject to the provisions of Section 3.09 as if it were an assignee under Section 11.05(b). To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 3.11 as though it were a Lender; provided that such Participant agrees to be subject to Section 3.10 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans, Commitments or other rights or obligations under the Loan Documents (each such register, a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of any Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other rights or obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other right or obligation is in registered form under section 5f.103-1(c) of the Treasury Regulations. The entries in a Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.09 that the applicable Lender would have been

150 Second Amended and Restated Credit Agreement entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.09 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Sections 3.09 and 3.10 as though it were a Lender. (f) Certain Pledges. Any Lender or the Administrative Agent may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender or the Administrative Agent, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority; provided that no such pledge or assignment shall release such Lender or the Administrative Agent from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender or the Administrative Agent as a party hereto. SECTION 11.06 Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 11.07 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto, the Administrative Agent and their successors hereunder, the Lender Parties, each Indemnitee and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Agreement. SECTION 11.08 Governing Law. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH

151 Second Amended and Restated Credit Agreement COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. SECTION 11.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.09. SECTION 11.10 Counterparts; Integration; Effectiveness; Electronic Signatures. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof

152 Second Amended and Restated Credit Agreement that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf”, “tif”, “jpg” or “jpeg”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Notwithstanding the foregoing, the Agents shall not be obligated to accept any such electronic signature or records as an original and may in any instance require that an original document be submitted to the Agents in lieu of, or in addition to, any such electronic signature or records. SECTION 11.11 Confidentiality. (a) Each party to this Agreement agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (i) to its Affiliates, and to its and its Affiliates’ directors, officers, employees, trustees and agents, including accountants, legal counsel and other agents and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential and any failure of such Persons acting on behalf of such party to comply with this Section shall constitute a breach of this Section by the relevant party, as applicable), (ii) to the extent requested by any regulatory authority or self-regulatory authority, required by applicable Law or by any subpoena or similar legal process; provided that solely to the extent permitted by law and other than in connection with audits and reviews by regulatory and self-regulatory authorities, each party shall notify the other parties hereto as promptly as practicable of any such requested or required disclosure in connection with any legal or regulatory proceeding; provided further that in no event shall any party hereto be obligated or required to return any materials furnished by any other party hereto, (iii) to any other party to this Agreement or under the other Loan Documents, (iv) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the other Loan Documents or the enforcement of rights hereunder or thereunder, (v) on a confidential basis to (A) any rating agency in connection with rating a Borrower or its Subsidiaries or the Facilities, (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities, (C) any pledgee of a Lender referred to Section 11.05, (D) any insurer and credit risk support provider, or (E) in the case of any Lender, to its limited partners or its potential limited partners, (vi) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any Lender’s rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any interest rate cap contract or derivative transaction relating to any Relevant Party or the Sponsor Parties and their obligations under the Loan Documents, or (vii) to the extent such Confidential Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to such party or its Affiliates on a nonconfidential basis from a source other than a Sponsor Party or the Borrower. In

153 Second Amended and Restated Credit Agreement addition, the Administrative Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors and similar services providers to the lending industry, and, on a confidential basis, to service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents. For the purposes hereof, “Confidential Information” shall mean (1) with respect to the Borrower, all information received by the Administrative Agent or the Lenders from a Sponsor Party, the Borrower or any Subsidiary relating to a Sponsor Party, the Borrower, any other Subsidiary or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by a Sponsor Party, the Borrower or any Subsidiary, and (2) with respect to the Administrative Agent or the Lenders, all information received by any Relevant Party or the Sponsors from the Administrative Agent or any Lender relating to the Administrative Agent or any Lender or its business, including information relating to fees, other than any such information that is available to such Relevant Party or the Sponsors on a nonconfidential basis prior to disclosure by the Administrative Agent or such Lender. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information. (b) EACH PARTY HERETO ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION AS DEFINED IN SECTION 11.11(A) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION CONCERNING SUCH OTHER PARTIES HERETO AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (c) ALL CONFIDENTIAL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT, WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION ABOUT THE SPONSOR PARTIES, THE BORROWER, THE RELEVANT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE CONFIDENTIAL INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC CONFIDENTIAL INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (d) NOTWITHSTANDING ANYTHING TO THE CONTRARY EXPRESSED OR IMPLIED IN THIS SECTION 11.11 OR ELSEWHERE IN THIS

154 Second Amended and Restated Credit Agreement AGREEMENT, ANY COMMUNICATION CONTAINING CONFIDENTIAL INFORMATION THAT INCLUDES UNREDACTED BANK ACCOUNT NUMBERS, SOCIAL SECURITY OR DRIVER’S LICENSE NUMBERS THAT IS DELIVERED ELECTRONICALLY MUST BE DELIVERED: (I) IF TO ANY LENDER, BY UPLOADING SUCH COMMUNICATION TO A DATA ROOM DESIGNATED BY SUCH LENDER, SUCH AS INTRALINKS OR EXTERNAL SHAREPOINT OR ANY SUCCESSOR DATA ROOM SO APPROVED AND DESIGNATED, AND PROMPTLY NOTIFYING SUCH LENDER BY EMAIL THAT SUCH CONFIDENTIAL INFORMATION HAS BEEN UPLOADED TO SUCH DATA ROOM OR (II) IF TO THE BORROWER, AT LENDER’S OPTION, BY UPLOADING IT TO A DATA ROOM DESIGNATED BY A LENDER SUCH AS INTRALINKS OR EXTERNAL SHAREPOINT, OR ANY SUCCESSOR DATA ROOM SO APPROVED AND DESIGNATED, AND PROMPTLY NOTIFYING THE BORROWER BY EMAIL THAT SUCH CONFIDENTIAL INFORMATION HAS BEEN UPLOADED TO SUCH DATA ROOM. (e) EACH PARTY RECOGNIZES AND AGREES THAT CONFIDENTIAL INFORMATION MAY BE E-MAILED IN THE COURSE OF DEALING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, EACH OF THE PARTIES AGREE THAT SO LONG AS THE PARTY E-MAILING CONFIDENTIAL INFORMATION HAS USED REASONABLE PRACTICES TO PROTECT ITS DATA AGAINST BREACH BY THIRD PARTIES, SUCH PARTY WILL NOT BE LIABLE FOR DISCLOSURE OF CONFIDENTIAL INFORMATION CAUSED BY A “CYBERATTACK”, “HACK” OR ANY OTHER UNINTENDED DATA BREACH PERFORMED BY A THIRD- PARTY. SECTION 11.12 USA PATRIOT ACT. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and Anti-Money Laundering Laws, including the PATRIOT Act. SECTION 11.13 Corporate Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Borrower or the Administrative Agent, in each of their capacities hereunder, under this Agreement or any certificate or other writing delivered in connection herewith, against (a) the Administrative Agent in its individual capacity, or (b) any partner, member, owner, beneficiary, Administrative Agent, officer, director, employee or Administrative Agent of the Administrative Agent in its individual capacity, any holder of equity in the Borrower or the Administrative Agent or in any successor or assign of the Administrative Agent in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Administrative Agent has no such obligations in its individual capacity), and except that any such partner, owner or equity holder shall be fully liable, to the extent provided by

155 Second Amended and Restated Credit Agreement applicable Law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. SECTION 11.14 Non-Recourse. No claims may be brought against the Borrower’s directors or officers for any Obligations, except in the case of fraud or actions taken in bad faith by such Persons. SECTION 11.15 Administrative Agent’s Duties and Obligations Limited. The duties and obligations of the Administrative Agent, in its various capacities hereunder, shall be limited to those expressly provided for in their entirety in this Agreement (including any exhibits to this Agreement). Any references in this Agreement (and in the exhibits to this Agreement) to duties or obligations of the Administrative Agent in its various capacities hereunder, that purport to arise pursuant to the provisions of any of the Loan Documents shall only be duties and obligations of the Administrative Agent if the Administrative Agent is a signatory to any such Loan Documents. SECTION 11.16 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. SECTION 11.17 Right of Setoff. Subject to Article IV of the Collateral Agency Agreement, if an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section 11.17 are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 11.18 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any

156 Second Amended and Restated Credit Agreement payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. SECTION 11.19 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the making thereof and the termination of this Agreement. SECTION 11.20 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Arrangers, the Lender Parties and their Affiliates are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Arrangers, the Lender Parties and their Affiliates, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Arrangers, the Lender Parties and their Affiliates are and have been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, Administrative Agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (ii) neither the Arrangers, the Lender Parties nor their Affiliates have any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Arrangers, the Lender Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Arrangers, the Lender Parties nor their Affiliates have any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against the Arrangers, the Lender Parties and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 11.21 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

157 Second Amended and Restated Credit Agreement SECTION 11.22 Acknowledgement and Consent to Bail-In Affected Financial Institutions. Notwithstanding any other term of any Loan Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Affected Financial Institution arising under any Loan Documents may be subject to the write-down and conversion powers of the applicable Resolution Authority and acknowledges and accepts to be bound by the effect of: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including (without limitation), if applicable: (i) a reduction, in full or in part of any such liability; (ii) a conversion of all, or a portion of, any such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) a variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. SECTION 11.23 Public Statement. Notwithstanding any other term of any Loan Document or any other agreement, arrangement, or understanding between the Parties, the Borrower may issue a press release or other public statement regarding the existence of this Agreement with the prior written approval of the Lenders, such approval not to be unreasonably withheld, conditioned, or delayed. The Borrower will provide the Lenders a reasonable opportunity (no less than three (3) Business Days) to review and comment on the content of such press release or public statement. SECTION 11.24 Effect of Amendment and Restatement. (a) On the Effectiveness Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement. The parties hereto acknowledge and agree that (i) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of any of the obligations under the Existing Credit Agreement and the other Loan Documents as in effect prior to the Effectiveness Date and which remain outstanding and (ii) subject to this Agreement and the other Loan Documents entered into on the Effectiveness Date such obligations ( including the guaranties and security interests created under the Existing Credit Agreement and the other Loan Documents existing on such date) are in all respects continuing. (b) On and after the Effectiveness Date (i) all references to the Existing Credit Agreement in the Loan Documents (other than this Agreement) shall be deemed to refer to the

158 Second Amended and Restated Credit Agreement Existing Credit Agreement as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement in any Loan Documents (but not herein) shall be amended to become mutatis mutandis, references to the corresponding provisions of this Agreement, and (iii) except as the context otherwise provides, on and after the Effectiveness Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby. (c) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar, and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document. [Signature Pages Follow]

Signature Page to Second Amended and Restated Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written. BORROWER: SPRUCE POWER 2, LLC By: Name: Title:

Signature Page to Second Amended and Restated Credit Agreement FIRST CITIZENS BANK & TRUST COMPANY, as Administrative Agent By: Name: Title:

Signature Page to Second Amended and Restated Credit Agreement FIRST CITIZENS BANK & TRUST COMPANY, as Lender and Issuing Bank By: Name: Title:

ACTIVE 689552132v4 Exhibit 4 Seventh Amended and Restated Maintenance Services Agreement [See Attached]

SEVENTH AMENDED AND RESTATED MAINTENANCE SERVICES AGREEMENT This SEVENTH AMENDED AND RESTATED MAINTENANCE SERVICES AGREEMENT is entered into on August 18, 2023, but is effective as of July 1, 2023 (the “Effective Date”), and is by and among Solar Service Experts, LLC, d/b/a Energy Service Experts, a Delaware limited liability company (“Provider”), KWS Solar Term Parent 1 LLC, a Delaware limited liability company (“KWS 1”), KWS Solar Term Parent 2 LLC, a Delaware limited liability company (“KWS 2”), and KWS Solar Term Parent 3 LLC, a Delaware limited liability company (“KWS 3”; together with KWS 1 and KWS 2, the “Company”). Provider and Company are sometimes each referred to individually as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, Company is the indirect owners or managers of a portfolio of solar photovoltaic projects (such projects, the “Portfolio”, and such indirect owners and managers, the “Project Owners”); WHEREAS, assets in the Portfolio are serviced by Provider pursuant to the maintenance service agreements between the Project Owners and Provider set forth on Schedule B (the “Project Level Maintenance Agreements”); WHEREAS, the Project Owners are all indirect subsidiaries of Company; WHEREAS, in addition to the Project Maintenance Agreements, Provider was previously engaged by Spruce Servicing, LLC, a Delaware limited liability company (“Spruce Servicing”) and an Affiliate of Company, as an independent contractor for the purpose of overseeing maintenance of the Portfolio pursuant to a Maintenance Services Agreement dated as of June 14, 2018, which was amended and restated as of July 9, 2018, October 18, 2018, April 29, 2019, January 1, 2020, April 28, 2020 and July 12, 2022 (collectively, the “Original MSA”); WHEREAS, the rights and obligation of Spruce Servicing under the Original MSA were assigned by Spruce Servicing to Company pursuant to the Assignment and Assumption of Maintenance Services Agreement, dated as of the date hereof, among Spruce Servicing, Company and Provider; WHEREAS, Company and Provider wish to amend and restate the Original MSA in its entirety as set forth herein. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: ARTICLE I DEFINITIONS The following capitalized terms used herein shall have the meanings specified in this

Article I. “Affiliate” of any Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. “Agreement” means this Seventh Amended and Restated Maintenance Services Agreement together with the schedules and exhibits attached hereto, as the same may be from time to time amended. “Applicable Law” means all applicable laws of any Governmental Authority, including, without limitation, ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority. “Base Rate” means, with respect to each Project, the amount due to Provider for providing services to the Project Owner of such Project under the relevant Project Level Maintenance Agreement and any other maintenance service agreement (excluding this Agreement). “Boardwalk Effective Date” means May 13, 2020. “Business Day” means any day on which commercial banks are not authorized or required to close in the State of New York. “Company” has the meaning set forth in the Preamble. “Company Indemnitee” has the meaning set forth in Section 4.02. “Customer Agreement” means a Lease Agreement or a Power Purchase Agreement. “Early Termination Projects” means Projects for which the applicable Customer Agreements have expired or been terminated, including those Projects which have been purchased by the Host Customer. “Effective Date” has the meaning set forth in the Preamble. “Force Majeure Event” means any event, condition or circumstance beyond the control of Provider which, by the exercise of due foresight, Provider could not reasonably have been expected to avoid and which, by the exercise of due diligence, Provider without fault attributable to it is unable to overcome, including, but not limited to, action by a Governmental Authority, the failure to act on the part of any Governmental Authority or any interconnecting electrical utility (provided that such action has been timely requested and diligently pursued), failure to obtain or maintain a permit, license, consent or approval (provided that Provider has made timely and reasonable commercial efforts to obtain and maintain the same), national or regional third party labor disputes, civil strike, work stoppage, slow-down, or lock-out, flood, earthquake, fire, lightning, wind, epidemic, war, terrorism, riot, economic sanction or embargo, civil disturbance, act of god, unavailability of electricity from the utility grid, equipment, supplies or products, power or voltage surge caused by someone other than Provider including a grid supply voltage outside of the standard range specified by the applicable utility or failure of equipment not utilized by or under the control of Provider. “GAAP” means (i) generally accepted accounting principles as in effect from time to time in the United States and consistently applied or (ii) if internationally recognized standards for generally accepted accounting principles have been adopted by a majority of nations having substantial banking industries, such internationally recognized generally accepted accounting principles and consistently applied. “Government Incentive” means a payment, including, without limitation, a payment in respect of any performance based incentive, by a utility or federal, state or local Government Authority, in each case as an inducement to a utility customer, solar company or installer to install or use solar equipment. “Governmental Authority” shall mean any national, autonomic, regional, state, province, town, city, or municipal government, whether domestic or foreign, or other administrative, regulatory or judicial body of any of the foregoing. “Host Customer” means the customer purchasing electricity from or leasing any Project, either on a prepaid or continuing basis. “Included System Services” means, collectively, the services set forth in Exhibit A and all other obligations of Provider under Article II, as well as, in each case, services ancillary thereto. “Indemnifiable Loss” means any claim, demand, suit, loss, liability, damage, obligation, payment, cost or expense (including, without limitation, the cost and expense of any action, suit, proceeding, assessment, judgment, settlement or compromise relating thereto and reasonable attorneys’ fees and reasonable disbursements in connection therewith) for personal injury or property damage. “Insolvent” means (i) a Party shall file a voluntary petition in bankruptcy or shall be adjudicated as bankrupt or insolvent, or shall file any petition or answer or consent seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under the present or future applicable Federal, state or other statute or law relative to bankruptcy, insolvency or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator of such party or of all or any substantial part of its properties (the term “acquiesce”, as used in this definition, includes the failure to file a petition or motion to vacate or discharge any order, judgment or decree within fifteen (15) days after entry of such order, judgment or decree); (ii) a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against a Party seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal bankruptcy act, or any other present or future applicable Federal, state or other statute or law relating to bankruptcy, insolvency or other relief for debtors, and such party shall acquiesce and such decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or a trustee, receiver, conservator or liquidator of such party shall be appointed with the consent or acquiescence of such party and such appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days, whether or not consecutive; (iii) a Party shall admit in writing its inability to pay its debts as they mature; (iv) a Party shall give notice to any governmental body of insolvency or pending insolvency, or suspension or pending suspension of operations; or (v) a Party shall make an assignment for the benefit of creditors or take any other similar action for the protection or benefit of creditors. “Incremental Rate” has the meaning set forth in Schedule A. “Inventory Management Fee” has the meaning set forth in Schedule A. “Inverter” means the component of a Project that converts DC electricity to AC electricity. “Lease Agreement” means a lease agreement whereby Host Customers agree to lease the solar photovoltaic units. “Legal Requirements” shall mean all laws, statutes, ordinances, orders, rules, regulations and requirements of all Federal, state and local governmental or quasi-governmental entities, subdivisions, agencies, authorities or instrumentalities and the appropriate officers, departments, and boards thereof applicable to the Projects. “Level Solar Effective Date” means July 12, 2022. “Lien” means any mortgage, attachment, claim, lien, charge (fixed or floating), pledge, option, right to acquire, right of pre-emption, assignment by way of security or trust arrangement for the purpose of providing lien of any kind (including any retention arrangement) or any other encumbrance having similar effect, or any agreement to create any of the foregoing. “Maintenance Log” has the meaning set forth in Section 2.06. “Major Components” means all Photovoltaic Panels, Inverters, Meters, remote monitoring systems and racking systems. “Maximum Liability” means, with respect to a Party, an amount equal to the total amount paid or to be paid by Company to Provider under the terms of this Agreement in any given year, less the amount of any damages paid by such Party under this Agreement. “Meter” means the component of a Project that measures and records the electricity generated by the Project. “Non-Agreed Emergency Services” has the meaning set forth in Section 2.02. “Non-Agreed System Services” means any services relating to the Projects that are not Included System Services. “Non-Routine Services” has the meaning set forth in Part II of Exhibit A. “Non-Prepaid Project” means any Project owned by any Affiliate of the Company for which a Host Customer is obligated to make monthly payments for either leasing or purchasing electricity from such Project. “Origination Fee” has the meaning set forth in Schedule A.

“Parts” means components of a photovoltaic system. “Parties” or “Party” has the meaning set forth in the Preamble. “Permits” means all governmental or regulatory approvals required for the ownership, maintenance, operation and removal of each Project. “Permitted Liens” means (a) Liens of materialmen, mechanics, workers, repairmen or employees arising in the ordinary course of business; (b) Liens imposed by any Governmental Authority for Taxes not yet due or being contested in good faith and by appropriate proceedings and in respect of which appropriate reserves have been established in accordance with GAAP; (c) Liens incurred in the ordinary course of business in connection with worker’s compensation, unemployment insurance, social security or other similar program of a Governmental Authority; (d) Liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which appropriate reserves have been established in accordance with GAAP, bonds or other security have been provided or are fully covered by insurance; (e) Liens to secure borrowings of Company; and (f) encumbrances consisting of zoning restrictions, licenses, restrictions on use of property or minor imperfections in title which do not materially interfere with the operation of any PV System as contemplated by this Agreement. “Person” means any individual, partnership, joint venture, limited liability company, corporation, trust or other entity, the state or any agency or political subdivision thereof, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so requires. “Photovoltaic Panels” means the components of the Project that convert sunlight into DC electricity. “Power Purchase Agreement” means a power purchase agreement between a Host Customer and a Project Owner, under which the relevant Project Owner agrees to design, procure, and install or cause the design, procurement and installation of solar photovoltaic units at the properties specified in such power purchase agreements and Host Customers agree to purchase electric energy produced by the solar photovoltaic units. “Prepaid Project” means any Project owned by an Affiliate of the Company for which a Host Customer has fully paid for the electricity from or the lease of such Project. “Project” means each solar photovoltaic project owned 100% by an Affiliate that is a subsidiary of the Company. “Project Level Maintenance Agreements” has the meaning set forth in the Recitals. “Project Owners” has the meaning set forth in the Recitals. “Provider” has the meaning set forth in the Preamble. “Provider Indemnitee” has the meaning set forth in Section 4.01.

“Prudent Electrical Practices” means those practices, methods, acts and equipment, as changed from time to time, that are engaged in or approved by a significant portion of the solar energy electrical generation industry operating in the applicable project states in prudent electrical operations to operate electric equipment lawfully and with safety, dependability, efficiency and economy. “Prudent Electrical Practices” are not intended to be limited to the optimum practices, methods or acts to the exclusion of all others, but rather to be a spectrum of good and proper practices, methods and acts. “PV System” means a photovoltaic system, including photovoltaic panels, racks, wiring and other electrical devices, conduit, weatherproof housings, hardware, inverter(s), remote monitoring system, connectors, disconnect, and overcurrent devices. “Recovery Fee” has the meaning set forth in Schedule A. “Routine Services” has the meaning set forth in Part I of Exhibit A. “Services Fee” has the meaning set forth in Section 2.01(a). “Subcontractor” means any person to whom Provider subcontracts any of its obligations under this Agreement, including the vendors and any person to whom such obligations are further subcontracted of any tier. “Sixty-one to One-Eighty Collection Fee” has the meaning set forth in Schedule A. “Term” is defined in Section 3.01. “Termination Notice” has the meaning set forth in Section 3.02(c). “Third Party Claim” means any claim, action, or proceeding made or brought by any Person who is not a Party or an Affiliate of a Party. “Thirty to Sixty Collection Fee” has the meaning set forth in Schedule A. “Tredegar Effective Date” means August 18, 2023. ARTICLE II MAINTENANCE SERVICES; STANDARDS 2.01 Included Services. (a) Routine Services and Non-Routine Services. Throughout the Term of this Agreement, Provider shall provide (i) the Routine Services to Company and (ii) the Non-Routine Services to Company on an as needed basis. Company shall compensate Provider for the Routine Services and the Non-Routine Services at the Incremental Rate, as specified in Schedule A (the “Services Fee”). Payments of the Services Fee shall be made in arrears commencing as of the Effective Date on a pro-rated quarterly basis on or before each January 31, April 30, July 31 and October 31 (or if any such day is not a Business Day, the immediately preceding Business Day) of each contract year and any unpaid amounts shall be paid in a subsequent quarter.

(b) [Intentionally Omitted.] (c) [Intentionally Omitted] (d) Inventory Management. Throughout the term of this Agreement, Provider shall manage the inventory owned by the Project Owners and their Affiliates. Company shall pay Provider the Inventory Management Fee for providing such service commencing as of the Effective Date. (e) Recovery Fee. Throughout the term of this Agreement, Provider shall work to recover payments from customers of the Project Owners and their Affiliates. Company shall pay Provider the Recovery Fee for providing such services, commencing as of the Effective Date. (f) [Intentionally Omitted]. (g) Sixty-one to One-Eighty Collections Fee. Company shall pay Provider the Sixty-one to One-Eighty Collection Fee, commencing as of the Effective Date. The Sixty-one to One-Eighty Collection Fee shall be paid for each account that has an aged balance greater than 60 days but less than or equal to 180 days. (h) Thirty to Sixty Collection Fee. Company shall pay Provider the Thirty to Sixty Collection Fee, commencing as of the Effective Date. The Thirty to Sixty Collection Fee shall be paid for each account that has an aged balance greater than 29 days but less than or equal to 60 days. (i) Origination Fee. Company shall pay Provider the Origination Fee, commencing as of the Effective Date. The Origination Fee shall be paid for each executed extension of any Customer Agreement (which such extension would not have occurred but for the efforts of Provider). 2.02 Non-Agreed System Services. If Company desires that the Provider perform any Non-Agreed System Services, then Company shall submit to the Provider a written request for such services. If the Provider accepts the offer to provide such Non-Agreed System Services, the Provider shall provide the same to Company in accordance with the provisions of this Agreement. Provider shall not perform Non-Agreed System Services without the written agreement of Company to the price of the Non-Agreed System Services. Notwithstanding the foregoing, if Provider determines, in accordance with Prudent Electrical Practices, that it must furnish any Non- Agreed System Services on an emergency basis in order to prevent an imminent danger of injury, loss, or damage (“Non-Agreed Emergency Services”), if the situation allows, Provider shall attempt to notify the Company via the telephone prior to the performance of any Non-Agreed Emergency Services. Should Provider be unable to notify or contact the Company prior to providing any Non-Agreed Emergency Services, Provider shall be authorized to perform such Non-Agreed Emergency Services without prior approval from Company and shall notify Company immediately thereafter in writing specifying the nature of the emergency and the Non-Agreed Emergency Services performed, provided that Provider will not have any duty to perform such Non-Agreed Emergency Services nor will it incur any liability or obligation by reason of not performing any such Non- Agreed Emergency Services. Provider shall perform any such Non- Agreed Emergency Services in accordance with the provisions of this Agreement. The Company shall reimburse Provider for all reasonable expenses associated with Provider’s performance of any such Non-Agreed Emergency Services except to the extent such Non-Agreed Emergency Services are required due to Provider’s negligence in performing or its failure to perform its obligations under this Agreement. 2.03 Standard of Performance. For the purpose of this Agreement the normal standards of performance within the solar photovoltaic power generation industry in the relevant market and Prudent Electrical Practices shall be the standards for Provider’s performance. 2.04 [Intentionally Omitted]. 2.05 Title. Title to all items, parts, materials and equipment supplied under or pursuant to this Agreement to Company shall transfer to the relevant Project Owner upon payment by Company to Provider for such items, parts, material and equipment or, if such items, part, materials and equipment are provided pursuant to Section 2.01, when such items, part, materials and equipment are installed in the applicable Project. 2.06 Maintenance Log. Provider shall keep and maintain a separate maintenance log for the Projects in a paper or electronic format (“Maintenance Log”). The Maintenance Log shall contain descriptions of maintenance services performed by Provider, follow-up activities, if any, that are required, material and equipment costs, and other information relevant to Provider’s maintenance activities. Throughout the Term, Provider shall furnish to Company the Maintenance Log within sixty (60) days of the end of each calendar year, or upon Company’s request, provide access to Company from time to time. 2.07 Remote Monitoring. For purposes of determining when repair services are necessary, Provider shall monitor and evaluate such information as Provider may deem necessary, gathered through remote monitoring of each Project as well as the maintenance and inspection reports, provided that no such monitoring or evaluating (or lack thereof) shall relieve the Provider of any of its obligations under this Agreement. 2.08 Permits. (a) Provider shall be responsible, at its sole cost and expense, for procuring, obtaining, maintaining and complying with all Permits required to perform the Included System Services under this Agreement. (b) Company agrees to cooperate with and assist Provider in obtaining all Permits and Provider shall reimburse Company for its reasonable costs in providing such assistance. Notwithstanding anything in this Agreement to the contrary, Provider shall be required to comply with Applicable Law at no additional charge to Company. 2.09 Reporting. (a) On a quarterly basis within 60 days of the end of each calendar quarter, Provider will deliver to Company a report on Host Customer billings, collections and maintenance in a form mutually acceptable to Provider and Company. (b) To the extent not included in the above reports, Provider will also deliver the notices, information and reports described in Sections 1 and 2 in Part I of Exhibit A, and Section 1 in Part II of Exhibit A, as and when contemplated thereunder.

2.10 [Intentionally Omitted]. 2.11 Warranty Claims. To the extent that manufacturer warranties cover replacement and/or repair of covered equipment during the Term, it shall be Provider’s responsibility to use commercially reasonable efforts to submit, process and pursue, at Provider’s sole cost and expense, warranty coverage; provided, however, that, because it may be necessary that warranty claims are submitted in the name of the relevant Project Owner, Company shall provide such full and complete cooperation as Provider may reasonably require in connection with the submission, processing and pursuit of warranty coverage; and further provided that any out-of-pocket expenses incurred by Provider in processing any warranty claims shall be Non-Routine Services. ARTICLE III TERM AND TERMINATION 3.01 Term. The term of this Agreement (the “Term”), including, without limitation, the period during which Included System Services are to be provided for the Projects: (a) shall commence as of the Effective Date; and (b) shall, unless terminated earlier under the provisions of this Agreement, terminate on the date that the last Project is no longer in service. 3.02 Termination on Default. (a) Termination By Company. Company may terminate this Agreement in the event of any of the following: (i) the Provider becomes Insolvent; (ii) since the date of this Agreement a material deterioration of the financial situation/solidity of Provider occurs, as evidenced by a failure to pay substantial amounts to other creditors for a material period of time or a serious threat that a petition in bankruptcy will be filed against Provider; (iii) any failure by Provider to perform any of its material obligations under this Agreement, which failure is not remedied within thirty (30) calendar days of written notice of such failure from Company to Provider; provided that if such failure can be remedied, (x) such failure cannot reasonably be remedied within such thirty (30) calendar day period, and (y) Provider commences cure of such failure within such thirty (30) calendar day period and thereafter diligently seeks to remedy such failure, then Company shall not be entitled to terminate this Agreement until such time as Provider ceases all reasonable endeavors to cure such failure unless such failure continues for a period of a ninety (90) calendar days from the original written notice from Company; (iv) a Force Majeure Event occurs which prevents Provider from providing a material part of the Included System Services for a continuous period of at least one hundred and eighty (180) calendar days and Company reasonably concludes such prevention is not reasonably likely to be remedied within a further period of one hundred and eighty (180) calendar days; (v) the Company and Provider are no longer Affiliates. (b) Termination by Provider. Provider may terminate this Agreement in the event of any of the following (that is not caused by the negligent or willful acts or omissions of Provider): (i) Company becomes Insolvent; or (ii) material breach by Company of any of its obligations under this Agreement which breach, if not a payment breach, is not remedied within thirty (30) calendar days of written notice of such failure from Provider to Company; provided that (x) if such failure can be remedied, (A) such failure cannot reasonably be remedied within such thirty (30) calendar day period, and (B) provided that the breach can be cured, Company commences cure of such failure within such thirty (30) calendar day period, and thereafter diligently seeks to remedy such failure, then Provider shall not be entitled to terminate this Agreement until such time as Company ceases reasonable efforts to cure such failure unless such failure continues for a period of ninety (90) calendar days from the original written notice from Provider and (y) failure of Company to perform its obligations is not on account of the negligence or willful action or inaction of Company’s representative. (c) Notice. A notice of termination given pursuant to the foregoing provisions of this Section 3.02 (the “Termination Notice”) shall specify in reasonable detail the circumstances giving rise to the Termination Notice. Except to the extent otherwise provided herein, this Agreement shall terminate on the date specified in the Termination Notice, which date shall not be earlier than the date upon which the applicable Party is entitled to effect such termination as provided above. (d) Preservation of Rights. Termination of this Agreement shall not affect any rights or obligations as between the Parties which may have accrued prior to such termination or which expressly or by implication are intended to survive termination whether resulting from the event giving rise to termination or otherwise. 3.03 General. (a) Notwithstanding anything to the contrary in this Agreement, (i) the Portfolio shall not include any solar photovoltaic project that (A) ceases to be owned by a direct or indirect subsidiary of the Company, (B) is not serviced by, or ceases to be serviced by, Provider pursuant to a Project Level Maintenance Agreement, or (C) is owned, directly or indirectly, by Spruce Power 2, LLC; provided that this clause (C) shall not be applicable as of the Boardwalk Effective Date and thereafter, (ii) a Project Owner that ceases to be a direct or indirect subsidiary of the Company shall cease to be a Project Owner under this Agreement and (iii) no amounts shall be owing from Company to Provider for any solar photovoltaic project that is not (or ceases to be) included in the Portfolio. (b) Provider shall not amend or modify any Project Level Maintenance

Agreement without the prior written approval of the Company. (c) Notwithstanding anything to the contrary in this Agreement, any termination, amendment or other modification of this Agreement shall not terminate, amend or otherwise modify the terms of, or Provider’s obligations under, any Project Level Maintenance Agreement. ARTICLE IV INDEMNIFICATION 4.01 Indemnification of Provider by Company. Company shall indemnify, defend and hold harmless Provider, its officers, directors, employees, shareholders, Affiliates and agents (each, a “Provider Indemnitee”) from and against any and all Indemnifiable Losses asserted against or suffered by any Provider Indemnitee in any way relating to, resulting from or arising out of or in connection with any Third Party Claims against a Provider Indemnitee to the extent arising out of or in connection with (i) the gross negligence, fraud or willful misconduct of Company, its Affiliates or its Subcontractors (other than Provider) or (ii) any breach by Company of the representations and warranties under this Agreement, provided that in each case, Company shall have no obligation to indemnify Provider for the negligence, fraud or willful misconduct of the Provider, its Affiliates (other than Company) or its Subcontractors or the breach by Provider of its covenants and warranties under this Agreement. 4.02 Indemnification of Company by Provider. Provider shall indemnify, defend and hold harmless Company, its officers, employees, partners, Affiliates and agents (each, an “Company Indemnitee”) from and against any and all Indemnifiable Losses asserted against or suffered by any Company Indemnitee in any way relating to, resulting from or arising out of or in connection with any Third Party Claims against an Company Indemnitee to the extent arising out of or in connection with (i) the gross negligence, fraud or willful misconduct of Provider, its Affiliates or its Subcontractors or (ii) any breach by Provider of its representations and warranties under this Agreement, provided that in each case, Provider shall have no obligation to indemnify Company for the negligence, fraud or willful misconduct of Company, its Affiliates (other than Company), or its Subcontractors (other than Provider) or the breach by Company of its covenants and warranties under this Agreement. 4.03 Indemnification Procedure. If a Party believes that it is entitled to indemnification under this Article IV, such Party shall promptly notify the other Party in writing of the loss, and provide all reasonably necessary or useful information, assistance and authority to settle and/or defend any loss. In the event of a loss claimed by a third party, the selection of counsel, the conduct of the defense of any lawsuit, arbitration, or other proceeding, and any settlement shall solely be within the indemnifying Party's control, provided that the indemnified Party shall have the right to participate in the defense of such loss using counsel of its choice, at its expense. No settlement that would impose any costs or expense upon the indemnified Party shall be made without such Party's prior written consent. ARTICLE V FORCE MAJEURE 5.01 If Provider is rendered wholly or in part unable to perform its obligations under this Agreement because of a Force Majeure Event, Provider shall be excused from whatever performance is affected by the Force Majeure Event, provided that: (a) Provider shall, as soon as is reasonably possible after the occurrence of the Force Majeure Event, give Company written notice describing the particulars of the occurrence; (b) the suspension of performance shall be of no greater scope and of no longer duration than is required by the Force Majeure Event; and (c) no obligation of Provider which arose before the occurrence causing the suspension of performance and which could and should have been fully performed before such occurrence through the exercise of commercially reasonable efforts shall be excused as a result of such occurrence. ARTICLE VI LIMITATIONS ON LIABILITY 6.01 Aggregate Limit of Liability. (a) In no event will any Party be liable for breaches and damages under this Agreement to another Party for any lost profits of, or any indirect, consequential, punitive, special or incidental damages incurred by, the other Party to this Agreement, provided that this will in no way limit any such liability of a Party to another Party under any other agreement between the Parties. (b) In no event will one Party be liable under this Agreement to the other Party for an aggregate amount in excess of the Maximum Liability unless and to the extent such liability is the result of (i) fraud, gross negligence or willful misconduct of a Party, (ii) the failure of a Party to pay any amount due under this Agreement or (iii) a claim pursuant to Article IV (other than a claim by a third party for breach of contract). ARTICLE VII REPRESENTATIONS AND WARRANTIES 7.01 Representations and Warranties of Company. Company represents and warrants to Provider the following as of the Effective Date: (a) Company is a limited liability company duly organized and existing in good standing under the laws of the State of Delaware. (b) Company possesses all requisite power and authority to enter into and perform this Agreement and to carry out the transactions contemplated herein. (c) Company’s execution, delivery and performance of this Agreement have been duly authorized and this Agreement has been duly executed and delivered and constitutes Company’s legal, valid and binding obligation, enforceable against Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other legal principles pertaining to creditor’s rights. (d) Except as otherwise contemplated herein, no material consent or approvals are required in connection with the execution, delivery and performance by Company of this Agreement. (e) The execution, delivery and performance by Company of this Agreement will not (i) violate any Applicable Law applicable to Company, (ii) result in any breach of, or constitute any default under, any contractual obligation of Company or (iii) result in, or require, the imposition of any Lien on any of the properties or revenues of Company. 7.02 Representations and Warranties of Provider. Provider represents and warrants to Company the following as of the Effective Date: (a) Provider is a limited liability company duly organized and existing in good standing under the laws of the State of Delaware. (b) Provider possesses all requisite power and authority to enter into and perform this Agreement and to carry out the transactions contemplated herein. (c) Provider’s execution, delivery and performance of this Agreement have been duly authorized and this Agreement has been duly executed and delivered and constitutes Provider’s legal, valid and binding obligation, enforceable against Provider in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other legal principles pertaining to creditor’s rights. (d) Except as otherwise contemplated herein, no material consent or approvals are required in connection with the execution, delivery and performance by Provider of this Agreement. (e) The execution, delivery and performance by Provider of this Agreement will not (i) violate any Applicable Law applicable to Provider, (ii) result in any breach of, or constitute any default under, any contractual obligation of Provider or (iii) result in, or require, the imposition of any Lien on any of the properties or revenues of Provider. (f) Each Project owned directly or indirectly by Spruce Power 2, LLC (including each Level Solar Project and each Tredegar Project) is a “Project” for which services are provided by Provider pursuant to the Maintenance Services Agreement, dated as of May 12, 2020, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, and Spruce Power 2, LLC, f/k/a Spruce Juniper, LLC. ARTICLE VIII INSURANCE 8.01 The Provider shall procure and maintain or cause to be procured and maintained during the Term the insurance required pursuant to the Project Level Maintenance Agreements. ARTICLE IX [RESERVED] ARTICLE X MISCELLANEOUS

10.01 Independent Contractors. The Parties acknowledge that Provider shall perform its obligation under this Agreement and act at all times as an independent contractor (except as expressly provided herein) and nothing in this Agreement shall be interpreted or applied so as to make the relationship of any of the Parties that of partners, joint ventures or anything other than independent contractors, and the Parties expressly disclaim any intention to create a partnership, joint venture, association or other such relationship. Neither Party is granted any right (except as expressly provided herein) on behalf of the other Party to assume or create any obligation or responsibility binding such other Party. None of Provider’s employees, Subcontractors or any such Subcontractor’s employees shall be or shall be considered to be employees of Company based solely on the existence of this Agreement. Provider shall be fully responsible for the payment of all wages, salaries, benefits and other compensation to its employees and all amounts due and owing to Subcontractors. 10.02 Notices. Any notice required or authorized to be given hereunder or any other communication provided for under the terms of this Agreement shall be in writing and shall be delivered personally or by reputable next Business Day express courier service or by facsimile transmission addressed to the relevant party at the address stated below or at any other address notified by that party as its address for service. Any notice so given personally shall be deemed to have been served on delivery, any notice so given by express courier service shall be deemed to have been served the next Business Day after the same shall have been delivered to the relevant courier, and any notice so given by facsimile transmission shall be deemed to have been served on transmission and receipt of confirmation of successful transmission during normal business hours. The parties’ addresses for notice and service are: To Provider: Solar Service Experts, LLC c/o Spruce Power 820 Gessner Road, Suite 500 Houston, Texas 77024 Email: notices@sprucepower.com To Company: KWS Solar Term Parent 1 LLC KWS Solar Term Parent 2 LLC KWS Solar Term Parent 3 LLC c/o Spruce Power 820 Gessner Road, Suite 500 Houston, Texas 77024 Email: notices@sprucepower.com 10.03 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Texas without giving effect to conflict of law principles as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN TEXAS WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A

DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO. 10.04 Entire Agreement. This Agreement reflects the entire agreement with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communication, discussions and understandings, oral or written, with respect thereto. 10.05 Further Assurances. The Parties agree to do such further acts and things and execute and deliver such additional agreements and instruments as the other may reasonably require to consummate, evidence or confirm the agreements contained herein in the matter contemplated hereby. 10.06 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction. 10.07 Assignment. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party. [Signature Page Follows]

IN WITNESS WHEREOF, Provider and Company have each duly executed this Agreement on the Effective Date. COMPANY: KWS Solar Term Parent 1 LLC, a Delaware limited liability company By: Name: Christian Fong Title: Chief Executive Officer KWS Solar Term Parent 2 LLC, a Delaware limited liability company By: Name: Christian Fong Title: Chief Executive Officer KWS Solar Term Parent 3 LLC, a Delaware limited liability company By: Name: Christian Fong Title: Chief Executive Officer PROVIDER: Solar Service Experts, LLC dba Energy Service Experts, a Delaware limited liability company By: Name: Title: Signature Page to Seventh Amended and Restated Maintenance Services Agreement

Exhibit A ACTIVE 689072234v5 EXHIBIT A SCOPE OF SERVICES Part I - Routine Services Provider will provide the following services to Company in accordance with Section 2.01 (the “Routine Services”). Provider shall be compensated for the provision of the Routine Services as part of the Services Fee: 1. Customary Information: Provider will furnish or cause to be furnished to Company: Promptly upon an officer of the Provider becoming aware of the existence thereof, a notice stating that a breach of, or a default under, any material contractual obligation of the relevant Project Owner in respect of any Project has occurred and specifying the nature and period of existence thereof and what action the Provider has taken or is taking or proposes to take with respect thereto; and From time to time such other information regarding the PV Systems or the Projects as Company may reasonably request. 2. Reports of Liability: Provider shall give written notice to Company promptly upon an officer of the Provider becoming aware of the occurrence of any accident likely to result in material damages or claims for material damages against any Project or any Person or likely to result in a material adverse change to the financial or business condition of the relevant Project Owner occurring in whole or in part (whenever asserted) during the Term, and on request shall furnish to the Company information as to the time, place and nature thereof, the names and addresses of the parties involved, any Persons injured, witnesses and owners of any property damaged, and such other information as may be known to it, and shall promptly upon request furnish Company with copies of all material correspondence, papers, notices and documents whatsoever received by the Provider from third parties in connection therewith. 3. Billing, Collecting and Enforcement of Customer Agreements: Provider will, at its sole cost and expense, administer or cause to be administered all Customer Agreements. Provider’s obligations under this paragraph 3 shall include, without limitation, delivering periodic bills to all Host Customers, collecting from all Host Customers all monies due under the Customer Agreements, managing all communications with or among Host Customers, including with respect to scheduling of services, repairs or alterations, required notices under Customer Agreements and such other notices to be agreed. For the avoidance of doubt, Provider’s obligations in this regard do not include

Exhibit A ACTIVE 689072234v5 taking legal action to enforce Company’s rights under the Customer Agreements. Provider will assist Company in the enforcement of all Customer Agreements. Provider will, at Company’s direction and expense, diligently exercise any remedies that may become available under the Customer Agreements in respect of any defaults by Host Customers thereunder, provided that, in the event that Company elects, in the exercise of any such remedies, to remove a PV System from the Host Customer’s real property, (a) the cost of such removal shall not be borne by Provider, and (b) Provider will use commercially reasonable efforts to redeploy such PV System following any such removal (it being agreed that, in connection with any such redeployment, Provider shall not discriminate against such PV System as compared to similar equipment that is not subject to this Agreement and will not unreasonably favor new equipment over the redeployment of the PV Systems hereunder). In the event that a Host Customer sells its home, changes residences or otherwise vacates the real property upon which the PV System is installed and proposes to assign or otherwise transfer its Customer Agreement, to the extent the new homeowner or occupant is not deemed likely to be an acceptable Host Customer, in each case as determined in the reasonable discretion of Provider, Provider will (i) forward the transfer request to Company for review and approval or (ii) require the Host Customer to relocate or purchase the PV System, or prepay its future obligations in accordance with the terms of the Customer Agreement. Provider will be responsible for all administrative duties associated with the foregoing. If Host Customer proposes to relocate the PV System in accordance with the terms of the Customer Agreement, Provider will relocate the PV System at Company’s cost (which cost shall ultimately be the responsibility of the Host Customer) or, in Provider’s discretion, at Provider’s cost (which cost may or may not ultimately be the responsibility of the Host Customer), and Provider will be responsible for all administrative duties associated with the foregoing and causing such PV System to achieve Final Completion within 60 days from the date of removal. 4. Event of Loss with Respect to a PV System: If any PV System is damaged or destroyed by fire, theft or other casualty, Provider will, at Company’s expense, repair, restore, replace or rebuild such Project to substantially the same condition as existed immediately prior to the damage or destruction and substantially in accordance with the Customer Agreement related to such PV System. If a Project is required to be replaced as described above, then Provider will cause the supplier of the replacement equipment to deliver to the Company a bill of sale for such equipment free and clear of all Liens (except for Permitted Liens) and such replacement equipment will become a PV System subject to this Agreement.

Exhibit A ACTIVE 689072234v5 5. Administration of Government Incentives: Provider shall timely: (a) complete and submit, on behalf of Company, all applications and other filings required to be submitted in connection with the procurement of all Government Incentives that are available in respect of each Project hereunder; (b) deliver to Company for Company’s signature such certifications, agreements and other documents required to be delivered or submitted under Applicable Laws in connection with such Government Incentive; and (c) take such other action as may be reasonably necessary to effectuate the procurement and receipt by Company of such Government Incentive in accordance with Applicable Laws. 6. Performance Management: Connect energy monitoring systems on each PV System; Maintain a database with electronic copies of PV System records; Maintain all records and monitor the performance of all services required by any equipment warranty to ensure that such warranty is not voided. Manage all claims associated with such equipment warranties; and Conduct ongoing Uniform Commercial Code (UCC) refiling. Part II - Non-Routine Services Provider shall provide the following services to Company in accordance with Section 2.01(b), which such services shall not include activities included as Routine Services (the “Non- Routine Services”). Provider shall be compensated for the provision of the Non-Routine Services as part of the Services Fee: 1. Operation and Maintenance: Provider will (i) keep all Projects in good repair, good operating condition, appearance and working order in compliance with the manufacturer’s recommendations, the Customer Agreements, all manufacturers’ warranties and Company’s standard practices (but in no event less than Prudent Electrical Practices), (ii) properly service all components of all Projects following the manufacturer’s written operating and servicing procedures and in accordance with the Customer Agreements, and (iii) replace any part of a Project pursuant to paragraphs 2 and 3 below. Upon request by Company, Provider shall promptly furnish or cause to be furnished to Company or a Project Owner such information as may be required to enable a Project owner to file any reports required to be filed by such Project Company with any

Exhibit A ACTIVE 689072234v5 Governmental Authority because of such Project Company’s ownership of any Project. 2. Replacement of Parts: In accordance with the Customer Agreements, Provider will promptly replace or cause to be replaced all Parts that may from time to time be incorporated or installed in or attached to a PV System and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use under the Customer Agreements for any reason whatsoever, except as otherwise provided in paragraph 4 below. Provider may, in accordance with the Customer Agreements, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that Provider, except as otherwise provided in paragraph 4 below, will replace such Parts as promptly as practicable. All replacement Parts will be free and clear of all Liens (except for Permitted Liens and except in the case of replacement property temporarily installed on an emergency basis) and will be in as good operating condition as, and will have a value, utility and remaining useful life at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. 3. Replacement of Major Components: Notwithstanding anything to the contrary contained in this Agreement, all Major Components replaced or repaired by Provider pursuant to this Agreement shall be of like quality and performance to the Major Components being replaced. 4. Additional Services: Provider shall perform additional services as requested by the Company in writing at a cost to be mutually agreed-upon by Provider and the Company. 5. Alterations, Modifications and Additions: Provider will make such alterations and modifications in and additions to PV Systems as may be required from time to time to comply with Legal Requirements and the terms of the applicable Customer Agreements. 6. Payments: Payment of data service fees for energy monitoring systems to the extent not prepaid by

Exhibit A ACTIVE 689072234v5 Installers. Payment of state and local property taxes, if any. Payment of state and local registration fees.

ACTIVE 689072234v5 SCHEDULE A SERVICE RATES Company shall pay Provider the following fees, commencing as of the Effective Date: Routine Service and Non-Routine Service Rates The Company shall pay Provider an incremental rate for each Project (“Incremental Rate”) for providing the Routine Services and the Non-Routine Services for the Projects in a given calendar year. In no event shall the Incremental Rate be less than $0. The Incremental Rate shall be determined on a per-Project basis as follows: a. The Incremental Rate for the Boardwalk Projects that became subject to this Agreement as of the Boardwalk Effective Date is $0. b. The Incremental Rate for the Level Solar Projects that became subject to this Agreement as of the Level Solar Effective Date is the lesser of (i) $44 and (ii) the amount that would cause the Incremental Rate plus the Base Rate to exceed $255 (for Non-Prepaid Projects) or $250 (for Prepaid Projects). c. The Incremental Rate for the Tredegar Projects that became subject to this Agreement as of the Tredegar Effective Date is the lesser of (i) $97 and (ii) the amount that would cause the Incremental Rate plus the Base Rate to exceed $265 (for Non-Prepaid Projects) or $260 (for Prepaid Projects). d. For all other Non-Prepaid Projects, the Incremental Rate shall be the difference between $240 and the Base Rate. e. For all other Prepaid Projects, the Incremental Rate shall be the difference between $185 and the Base Rate. Inventory Management Fee With respect to equipment owned by a Project Owner or its Affiliate that is sold or otherwise monetized by Provider, an amount equal to five percent (5%) of the purchase price or monetized value of such equipment (the “Inventory Management Fee”). Recovery Fee An amount equal to twenty percent (20%) of the total dollars recovered from accounts owned by the Project Owners or their Affiliates which are greater than one hundred eighty (180) days past due the original payment due date at the time the payment recovery is made by the Provider (the “Recovery Fee”). Sixty to One-Eighty Collection Fee An amount equal to $20.00 per account per month applicable to Customer Agreements with an aging balance greater than sixty (60) days but less than or equal to one hundred eighty (180) days past its due date (the “Sixty-one to One-Eighty Collection Fee”); provided, however, that, with respect to any calendar year, the aggregate amount of the Sixty-one to One-Eighty Collection Fees paid in such calendar year and the amount of the Thirty-to-Sixty Collection Fees paid in such calendar year shall not exceed an

ACTIVE 689072234v5 amount equal to $300,000.00. Thirty to Sixty Collection Fee An amount equal to $20.00 per account per month applicable to Customer Agreements with an aging balance greater than twenty-nine (29) days past its due date, but less than or equal to sixty (60) days past its due date (the “Thirty to Sixty Collection Fee”); provided, however, that, with respect to any calendar year, the aggregate amount of the Thirty-to-Sixty Collection Fees paid in such calendar year and the amount of the Sixty-one to One-Eighty Collection Fees paid in such calendar year shall not exceed an amount equal to $300,000.00. Origination Fee An amount equal to twenty-five percent (25%) of the net present value (based on anticipated cash flows discounted at a rate of six percent (6%)) of an extension of any Customer Agreement (which such extension would not have occurred but for the efforts of Provider), payable on the execution of each such extension (the “Origination Fee”).

ACTIVE 689072234v5 SCHEDULE B MAINTENANCE AGREEMENTS 1. Amended and Restated Maintenance Services Agreement, dated as of October 29, 2019, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, Spruce Power 1, LLC, and Kilowatt OBS Owner I, LLC. 2. Amended and Restated Maintenance Services Agreement, dated as of April 30, 2019, by and between Solar Service Experts, LLC, dba Energy Service Experts, and Spruce PV-OBS Systems, LLC, amending and restating that certain Maintenance Services Agreement dated as of December 15, 2016, by and between Kilowatt Solar Services, LLC and Spruce PV-OBS Systems, LLC. 3. Maintenance Services Agreement, dated as of August 31, 2017, between CPFAM Volta II Services, LLC and Volta Solar Owner II, LLC, as assigned by CPFAM Volta II Services, LLC to Solar Service Experts, LLC pursuant to that certain Assignment, Assumption and Transfer Agreement, dated as of May 23, 2018. 4. Maintenance Services Agreement, dated as of October 30, 2015, by and between Kilowatt Solar Services, LLC and Ampere Solar Owner IV, LLC, as amended by (i) that certain First Amendment to Maintenance Services Agreement, dated as of April 20, 2016 and (ii) that certain Second Amendment to Maintenance Services Agreement, dated as of May 18, 2016, as assigned by Kilowatt Solar Systems, LLC to Solar Services Expert, LLC, dba Energy Service Experts pursuant to that certain Assignment Agreement, dated as of October 29, 2019. 5. Maintenance Services Agreement, dated as of July 12, 2022, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, and Level Solar Fund IV, LLC. 6. Maintenance Services Agreement, dated as of May 12, 2020, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, and Spruce Power 2, LLC, f/k/a Spruce Juniper, LLC.